File No. 333-131449          CIK #1344089

                       Securities and Exchange Commission
                             Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 2 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Van Kampen Unit Trusts, Municipal Series 610
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                                522 Fifth Avenue
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                 PAUL, HASTINGS, JANOFSKY & WALKER LLP
  Attention: Amy R. Doberman, Esq.      Attention: Michael R. Rosella, Esq.
  522 Fifth Avenue                      75 East 55th Street
  New York, New York 10036              New York, New York 10022

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on September 24, 2008, pursuant to paragraph (b) of Rule 485.




                             Van Kampen Unit Trusts,
                              Municipal Series 610

IM-IT/513

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Van Kampen Unit Trusts, Municipal Series (the "Fund") consists of underlying separate unit investment trusts described above. The Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The Date of this Prospectus is September 24, 2008

                                   Van Kampen


       VAN KAMPEN
       INVESTMENTS

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 610
                   Summary of Essential Financial Information
                               As of July 9, 2008
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                               IM-IT
                                                                                                               Trust
                                                                                                          --------------
General Information
Principal Amount (Par Value) of Securities.............................................................   $   10,270,000
Number of Units........................................................................................           11,091
Fractional Undivided Interest in Trust per Unit........................................................         1/11,091
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio...................................................   $10,101,807.05
      Aggregate Bid Price of Securities per Unit.......................................................   $       910.81
      Sales charge 5.708% (5.40% of Public Offering Price excluding principal cash) for the IM-IT Trust   $        51.99
      Principal Cash per Unit..........................................................................   $          .01
      Public Offering Price per Unit (1)...............................................................   $       962.81
Redemption Price per Unit..............................................................................   $       910.82
Excess of Public Offering Price per Unit over Redemption Price per Unit...............................    $        51.99
Minimum Value of the Trust under which Trust Agreement may be terminated...............................   $ 2,064,000.00
Annual Premium on Portfolio Insurance..................................................................   $           --
Evaluator's Annual Evaluation Fee (3)..................................................................   $        3,103
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit........................................................   $        44.93
      Less: Estimated Annual Expense excluding Insurance...............................................   $         1.91
      Less: Annual Premium on Portfolio Insurance......................................................   $           --
      Estimated Net Annual Interest Income per Unit....................................................   $        43.02
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income.............................................................   $        43.02
      Divided by 12....................................................................................   $         3.59
Estimated Daily Rate of Net Interest Accrual per Unit..................................................   $       .11951
Estimated Current Return Based on Public Offering Price (2)............................................             4.47%
Estimated Long-Term Return (2).........................................................................             4.44%

--------------------------------------------------------------------------------

(1) Plus accrued interest to the date of settlement (three business days after purchase) of $.48 for the IM-IT Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category
     "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  June 13, 2006
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit


Record and Computation Dates.............  TENTH day of the month as follows:
                    monthly - each month; semi-annual - June and December for the IM-IT Trust.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Trust.

Trustee's Annual Fee.....................  $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trust under the monthly and semi-annual distribution plans.

--------------------------------------------------------------------------------
                                    PORTFOLIO
   As of May 31, 2008, the Insured Municipals Income Trust, Series 513 consists of 20 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 3 (17%); General Obligation, 3 (10%); General Purpose, 3 (13%); Health Care, 1 (5%); Higher Education, 1 (5%); Public Building, 1 (2%); Retail Electric/Gas/Telephone, 1 (10%) and Water and Sewer, 7 (38%). The portfolio consists of 20 Bond issues in 12 states. See "Portfolio" herein.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen Unit Trusts, Municipal Series 610:
   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Insured Municipals Income Trust, Series 513 (the "Trust," included in Van Kampen Unit Trusts, Municipal Series 610) as of May 31, 2008, and the related statements of operations and changes in net assets for the period from June 13, 2006 (date of deposit) through May 31, 2007 and for the year ended May 31, 2008, and the financial highlights for the period from June 13, 2006 (date of deposit) through May 31, 2007 and for the year ended May 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at May 31, 2008 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, Series 513 (included in Van Kampen Unit Trusts, Municipal Series 610) as of May 31, 2008, and the results of its operations and changes in net assets for the period from June 13, 2006 (date of deposit) through May 31, 2007 and for the year ended May 31, 2008, and the financial highlights for the period from June 13, 2006 (date of deposit) through May 31, 2007 and for the year ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   September 23, 2008

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 610
                             Statement of Condition
                                  May 31, 2008
                                                                                                               IM-IT
                                                                                                               Trust
                                                                                                            -----------
   Trust property
      Cash................................................................................................  $        --
      Tax-exempt securities at market value, (cost $10,477,662) (note 1)..................................   10,179,971
      Accrued interest....................................................................................      138,261
      Receivable for securities sold......................................................................           --
                                                                                                            -----------
                                                                                                            $10,318,232
                                                                                                            ===========
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $    82,572
      Redemptions payable.................................................................................           --
      Interest to Unitholders.............................................................................   10,235,660
                                                                                                            -----------
                                                                                                            $10,318,232
                                                                                                            ===========

                             Analysis of Net Assets

   Interest of Unitholders (11,091 Units of fractional undivided interest outstanding)
      Cost to original investors of 11,128 Units (note 1).................................................  $11,071,358
         Less initial underwriting commission (note 3)....................................................      542,450
                                                                                                            -----------
                                                                                                             10,528,908
         Less redemption of Units (37 Units)..............................................................       35,279
                                                                                                            -----------
                                                                                                             10,493,629
      Undistributed net investment income
         Net investment income............................................................................      943,003
         Less distributions to Unitholders................................................................      887,419
                                                                                                            -----------
                                                                                                                 55,584
      Realized gain (loss) on Bond sale or redemption.....................................................         (778)
      Unrealized appreciation (depreciation) of Bonds (note 2)............................................     (297,691)
      Distributions to Unitholders of Bond sale or redemption proceeds....................................      (15,084)
                                                                                                            -----------
            Net asset value to Unitholders................................................................  $10,235,660
                                                                                                            ===========
   Net asset value per Unit (Units outstanding of 11,091).................................................  $    922.88
                                                                                                            ===========


   The accompanying notes are an integral part of these financial statements.

                   INSURED MUNICIPALS INCOME TRUST, SERIES 513
                         Statements of Operations Period
            from June 13, 2006 (date of deposit) through May 31, 2007
                       and for the year ended May 31, 2008
                                                                                                   2007         2008
                                                                                               -----------  -----------
   Investment income
      Interest income.......................................................................   $   478,496  $   497,111
      Expenses
         Trustee fees and expenses..........................................................        10,337       13,291
         Evaluator fees.....................................................................         3,256        3,103
         Insurance expense..................................................................            --           --
         Supervisory fees...................................................................         1,314        1,303
                                                                                               -----------  -----------
            Total expenses..................................................................        14,907       17,697
                                                                                               -----------  -----------
         Net investment income..............................................................       463,589      479,414
   Realized gain (loss) from Bond sale or redemption
      Proceeds..............................................................................        50,468           --
      Cost..................................................................................        51,246           --
                                                                                               -----------  -----------
         Realized gain (loss)...............................................................          (778)          --
   Net change in unrealized appreciation (depreciation) of Bonds............................        41,031     (338,722)
                                                                                               -----------  -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................   $   503,842  $   140,692
                                                                                               ===========  ===========

                       Statements of Changes in Net Assets
        Period from June 13, 2006 (date of deposit) through May 31, 2007 and for the year ended May 31, 2008

                                                                                                   2007         2008
                                                                                               -----------  -----------
   Increase (decrease) in net assets Operations:
      Net investment income.................................................................   $   463,589  $   479,414
      Realized gain (loss) on Bond sale or redemption.......................................          (778)           --
      Net change in unrealized appreciation (depreciation) of Bonds.........................        41,031     (338,722)
                                                                                               -----------  -----------
         Net increase (decrease) in net assets resulting from operations....................       503,842      140,692
   Distributions to Unitholders from:
      Net investment income.................................................................      (410,800)    (476,619)
      Bonds sale or redemption proceeds.....................................................            --      (15,084)
      Redemption of Units...................................................................       (35,279)          --
                                                                                               -----------  -----------
         Total increase (decrease)..........................................................        57,763     (351,011)
   Net asset value to Unitholders
      Beginning of period...................................................................    10,528,908   10,586,671
                                                                                               -----------  -----------
      End of period (including undistributed net investment income of $52,789
         and $55,584, respectively).........................................................   $10,586,671  $10,235,660
                                                                                               ===========  ===========

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 610
INSURED MUNICIPALS INCOME TRUST                                                  PORTFOLIO SCHEDULE AS OF MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     165,000  Lower Colorado River Authority, Texas, Refunding &                2013 @ 100
                         Improvement Revenue Bonds (AMBAC                        AAA      2026 @ 100 S.F. $    151,307
                         Assurance Insured)                                               2013 @ 100
                         150M-5.000% Due 05/15/28                                         2026 @ 100 S.F.
                         15M-5.000% Due 05/15/28                                 AAA      2013 @ 100 P.R.       16,295
----------------------------------------------------------------------------------------------------------------------
   B           460,000  Conroe, Texas, Water & Sewer Revenue Bonds (MBIA Insured)
                         4.750% Due 11/15/28                                     AAA      2016 @ 100           460,626
----------------------------------------------------------------------------------------------------------------------
   C           185,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated
                         State Sales Tax Revenue Bonds, McCormick Place
                         Expansion - A (MBIA Insured)                                     2012 @ 101
                         5.000% Due 12/15/28                                     AAA      2027 @ 100 S.F.      188,959
----------------------------------------------------------------------------------------------------------------------
   D           210,000  Texas, Alamo Community College District Limited Tax General
                         Obligation Bonds (MBIA Insured)
                         4.500% Due 02/15/29                                     AAA      2016 @ 100           205,554
----------------------------------------------------------------------------------------------------------------------
   E           495,000  San Jose, California, Financing Authority Lease Revenue
                         Bonds, Civic Center Project, Series A (AMBAC
                         Assurance Insured)                                               2016 @ 100
                         4.625% Due 06/01/29                                     AAA      2027 @ 100 S.F.      492,104
----------------------------------------------------------------------------------------------------------------------
   F           685,000  Conroe, Texas, Water & Sewer Revenue Bonds (MBIA Insured)
                         4.750% Due 11/15/29                                     AAA      2016 @ 100           683,157
----------------------------------------------------------------------------------------------------------------------
   G           125,000  Pearland, Texas, Economic Development Corporation, Sales
                         Tax Revenue Bonds (AMBAC Assurance Insured)                      2016 @ 100
                         4.750% Due 09/01/30                                     AAA      2028 @ 100 S.F.      121,971
----------------------------------------------------------------------------------------------------------------------
   H            90,000  Scarborough, Maine, General Obligation Bonds (AMBAC
                         Assurance Insured)
                         5.000% Due 11/01/30                                     AAA      2015 @ 100            92,637
----------------------------------------------------------------------------------------------------------------------
   I           710,000  Lubbock, Texas, Refunding General Obligation Bonds
                         (FGIC Insured)                                                   2016 @ 100
                         4.750% Due 02/15/31                                     AA+      2030 @ 100 S.F.      708,971
----------------------------------------------------------------------------------------------------------------------
   J           620,000  Baltimore, Maryland, Project Revenue Bonds, Water Project,
                         Series A (AMBAC Assurance Insured)                               2016 @ 100
                         4.625% Due 07/01/31                                     AAA      2027 @ 100 S.F.      599,887
----------------------------------------------------------------------------------------------------------------------
   K           525,000  North Dakota, State Board of Higher Education Revenue
                         Bonds, Housing and Auxiliary Facilities, University of
                         North Dakota (FGIC Insured)                                      2014 @ 100
                         5.000% Due 04/01/32                                     A+       2027 @ 100 S.F.      522,790
----------------------------------------------------------------------------------------------------------------------
   L           750,000  Illinois, Chicago O'Hare International Airport, General Airport
                         Third Lien Revenue Bonds, Series A (FGIC Insured)                2016 @ 100
                         5.000% Due 01/01/33                                     A-       2030 @ 100 S.F.      730,298
----------------------------------------------------------------------------------------------------------------------
   M           500,000  Atlanta, Georgia, Airport Passenger Facilities Charge Revenue
                         Bonds, Subordinate Lien-General Series J (FSA Insured)           2015 @ 100
                         5.000% Due 01/01/34                                     AAA      2030 @ 100 S.F.      508,675
----------------------------------------------------------------------------------------------------------------------
   N           500,000  Connecticut, State Health & Educational Facilities Authority
                         Revenue Bonds, Danbury Hospital, Series H (AMBAC
                         Assurance Insured)
                         4.750% Due 07/01/34                                    Aaa*      2016 @ 100           494,815
----------------------------------------------------------------------------------------------------------------------
   O           750,000  South Tahoe, California, Joint Powers Financing Authority
                         Revenue Bonds, Refunding Redevelopment Project
                         Area, Series A (AMBAC Assurance Insured)                         2015 @ 100
                         5.000% Due 10/01/35                                     AAA      2021 @ 100 S.F.      741,135
----------------------------------------------------------------------------------------------------------------------
   P         1,000,000  Wisconsin, Public Power Inc System, Power Supply Revenue
                         Bonds Series A (AMBAC Assurance Insured)                         2015 @ 100
                         5.000% Due 07/01/37                                     AAA      2036 @ 100 S.F.    1,001,140
----------------------------------------------------------------------------------------------------------------------
   Q           500,000  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
                         International Airport Hub, Series B (FGIC Insured)               2014 @ 100
                         5.000% Due 10/01/37                                     A-       2031 @ 100 S.F.      490,160
----------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 610
INSURED MUNICIPALS INCOME TRUST                                       PORTFOLIO SCHEDULE AS OF MAY 31, 2008 (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   R     $   1,000,000  Louisville & Jefferson Counties, Kentucky, Metropolitan Sewer
                         District Revenue Bonds, Sewer & Drain System, Series A
                         (AMBAC Assurance Insured)                                        2016 @ 100
                         4.625% Due 05/15/38                                     AAA      2037 @ 100 S.F. $    952,490
----------------------------------------------------------------------------------------------------------------------
   S         1,000,000  Birmingham, Alabama, Waterworks & Sewer Board, Water &
                         Sewer Revenue Bonds, Series A (FSA Insured)                      2016 @ 100
                         5.000% Due 01/01/43                                     AAA      2041 @ 100 S.F.    1,017,000
         -------------                                                                                    ------------
         $  10,270,000                                                                                    $ 10,179,971
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 610
                          Notes to Financial Statements
                              May 31, 2007 and 2008

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Insured Municipals Income Trust, Series 513) was based on the determination by J.J. Kenny Co. of the offering prices of the Bonds on the date of deposit (June 13, 2006). Since the valuation is based upon the bid prices, the Trust (Insured Municipals Income Trust, Series 513) recognized a downward adjustment of $85,132 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended May 31, 2007.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Insured Municipals Income Trust, Series 513 Trust has been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at May 31, 2008 is as follows:

   Unrealized Appreciation         $      815
   Unrealized Depreciation           (298,506)
                                   ----------
                                   $ (297,691)
                                   ==========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During the period from June 13, 2006 (date of deposit) through May 31, 2007 and for the year ended May 31, 2008, 37 Units and 49 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

IM-IT/513
                                                                                             2007 (c)         2008
                                                                                           ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period.................................................   $     946.16   $     954.53
                                                                                           ------------   ------------
   Income from investment operations:
      Net investment income.............................................................          41.72          43.23
      Net realized and unrealized gain (loss) on investment transactions (a)............           3.62        (30.55)
                                                                                           ------------   ------------
   Total from investment operations.....................................................          45.34          12.68
                                                                                           ------------   ------------
Distributions to Unitholders from:
   Net investment income................................................................        (36.97)        (42.97)
   Bond sale and redemption proceeds....................................................             --         (1.36)
                                                                                           ------------   ------------
   Total distributions to Unitholders...................................................        (36.97)        (44.33)
                                                                                           ------------   ------------
   Net asset value, end of period.......................................................   $     954.53   $     922.88
                                                                                           ============   ============
Total Return (b):                                                                                 4.50%          1.39%
Ratios as a Percentage of Average Net Assets (b):
   Expenses                                                                                       0.14%          0.17%
   Net investment income                                                                          4.37%          4.68%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from June 13, 2006 (date of deposit) through May 31, 2007.

                                                                       CMSPRO610


                               Prospectus Part II

                                    July 2008



                         Insured Municipals Income Trust
                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series



                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




Van Kampen
Investments




THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers rendered at closing, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, Long-Term State and National Quality Trusts. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 12 to 15 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to provide federal tax-exempt income and, in the case of most State Trusts, federal, state, and, if applicable, local tax-exempt income and to preserve capital. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) with respect to Insured Trusts, the bonds must be insured with a Standard & Poor's rating of AAA or a Moody's Investors Service, Inc. ("Moody's") rating of Aaa, with respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds:

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

   Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating. Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax treatment of the bonds or of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


      ELTR Life       Sales Charge         ELTR Life          Sales Charge         ELTR Life          Sales Charge
 ------------------  --------------   -------------------   --------------    -------------------   --------------
  1................       1.010%      8..................       3.627%        15.................       5.042%
  2................       1.523       9..................       4.167         16.................       5.152
  3................       2.041      10..................       4.384         17.................       5.263
  4................       2.302      11..................       4.603         18.................       5.374
  5................       2.564      12..................       4.712         19.................       5.485
  6................       2.828      13..................       4.822         20.................       5.597
  7................       3.093      14..................       4.932   21 to 30.................       5.708


   The ELTR Life represents the estimated life of the bonds in a Trusts' portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

   Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

   Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

   Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts..

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

   The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

   Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

   Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

   Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

   Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions of Interest and Principal. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor.

   After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option (PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Each reinvestment plan is subject to availability or limitation by each broker-dealer or selling firm. Broker-dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

   The same federal income tax treatment will apply to distributions on Units whether received by a Unitholder in cash or reinvested in a Reinvestment Fund pursuant to a reinvestment plan.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations or if the IRS notifies a Trust that such withholding is required. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return or a claim for refund. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Units. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is noncancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

   The Sponsor. Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $107 billion under management or supervision as of April 30, 2008. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of April 30, 2008, the total stockholders' equity of Van Kampen Funds Inc. was $149,214,929 (unaudited).

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the requirements for qualification as a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt enitity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction. "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is scheduled generally to be 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), however, also treats certain capital gains as ordinary income in special situations.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for taxpayers whose marginal federal income tax rate is in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gains currently is scheduled to be generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arizona Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arizona Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arizona tax consequences to residents of the State of Arizona of owning Units of an Arizona Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arizona taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arizona tax counsel ("Arizona Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arizona tax consequences under then-existing Arizona income tax law to Unitholders subject to Arizona income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona, it political subdivisions and authorities (the "Arizona Bonds"), and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Arizona Bonds, the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

   Neither the Sponsor, nor its counsel, nor Arizona Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Arizona Counsel expressed no opinion with respect to such matters, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by an Arizona Unitholder, would be exempt from the Arizona income tax. Arizona Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Arizona Counsel assumed that, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Arizona Bonds is exempt from the Arizona income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Arizona Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based on the assumptions above, Arizona Counsel rendered its opinion to the Trust at closing that, under then-existing Arizona law:

         (1)For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under Arizona State law.

         (2)For Arizona income tax purposes, interest on the Bonds which is excludable from federal gross income and which is exempt from Arizona income taxes when received by the Trust, and which would be excludable from federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

         (3)To the extent that interest derived from the Trust by a Unitholder with respect to the Bonds is excludable from federal gross income, such interest will not be subject to Arizona income taxes.

         (4)Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Trust and received by the Unitholders.

         (5)Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later.

         (6)Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from Arizona income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         (7)Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         (8)Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

   Arizona Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arizona Counsel expressed no opinion with respect to taxation under any other provisions of Arizona law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arizona tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arkansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arkansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arkansas tax consequences to residents of the State of Arkansas of owning Units of an Arkansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arkansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arkansas tax counsel ("Arkansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arkansas tax consequences under then-existing Arkansas income tax law to Unitholders subject to Arkansas income tax.

   The assets of the Trust will consist of bonds issued by the State of Arkansas or a local government of Arkansas (the "Bonds"). Arkansas Counsel rendered its opinion at closing that, under then-existing Arkansas law:

         (1)The Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

         (2)Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Trust for Arkansas income tax purposes, and will have a taxable event when the Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         (3)Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         (4)Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

   Arkansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arkansas Counsel expressed no opinion with respect to taxation under any other provisions of Arkansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arkansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

         (1)The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

         (2)Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         (3)Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         (4)Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Colorado Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Colorado Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Colorado tax counsel ("Colorado Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Colorado tax consequences under then-existing Colorado income tax law to Unitholders subject to Colorado income tax.

   The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

   Neither the Sponsor, nor its counsel, nor Colorado Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Colorado Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued,
(ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "Colorado Income Tax").

   It is assumed that, at the respective times of issuance of the Bonds: (i) opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Colorado Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion of Colorado Counsel did not address the taxation of persons other than full time residents of Colorado.

   In the opinion of Colorado Counsel rendered to the Trust at closing, in summary under then-existing Colorado law:

         (1)Because Colorado income tax law is based upon the federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         (2)With respect to Colorado Unitholders, in view of the relationship between federal and Colorado tax computations described above:

             (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Trust, and the income of the Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Trust;

             (ii)Interest on Bonds that would not be includible in income for
                 Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

             (iii) To the extent that interest income derived from the Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado Income Tax.

             (iv)Any proceeds paid under an insurance policy or policies, if any, issued to the Trust with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

             (v) Each Colorado Unitholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later);

             (vi)Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

             (vii) If interest on indebtedness incurred or continued by a
                 Colorado Unitholder to purchase Units in the Trust is not deductible for federal income tax purposes, it also will not be deductible for Colorado income tax purposes.

   Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

   Counsel to the Trust has expressed no opinion with respect to taxation under any other provision of Colorado law. Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Connecticut Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Connecticut Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Connecticut tax consequences to residents of the State of Connecticut of owning Units of a Connecticut Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Connecticut taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Connecticut tax counsel ("Connecticut Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Connecticut tax consequences under then-existing Connecticut income tax law to Unitholders subject to Connecticut income tax.

   The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and Connecticut Counsel believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

   Connecticut Counsel rendered its opinion to the Trust at closing, which relied explicitly on the opinion of the Trust's federal income tax counsel at closing regarding federal income tax matters, that under then-existing Connecticut law:

         (1)The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

         (2)Interest income from a Connecticut Bond, or from a Bond issued by United States territories or possessions the interest on which federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut Income Tax when any such interest is received by the Trust or distributed by it to such a Unitholder;

         (3)Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

         (4)Gains and losses recognized by a Unitholder for federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

         (5)The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

         (6)An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

   Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

   Connecticut Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Connecticut Counsel expressed no opinion with respect to taxation under any other provisions of Connecticut law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Connecticut tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Florida Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Florida Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Florida tax counsel ("Florida Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Florida tax consequences under then-existing Florida tax law to Unitholders subject to Florida tax.

   The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "Puerto Rico Bonds", and together with the Florida Bonds, the "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

   Neither the Sponsor, nor its counsel, nor Florida Counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion of Florida Counsel issued at closing as described below that the Bonds constitute debt for federal income tax purposes.

   "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

   Florida Counsel rendered its opinion at closing that, under then-existing Florida law:

         (1)For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         (2)Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         (3)Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

         (4)Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Code.

         (5)Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

   Florida Counsel expressed no opinion with respect to taxation under any other provision of Florida law. The Florida intangible personal property tax was repealed effective January 1, 2007. Such repeal should have no impact on the opinion of Florida Counsel issued at closing, as such opinion concluded in item
(5) above that neither the Bonds nor the Units will be subject to the Florida intangible personal property tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Georgia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Georgia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Georgia tax consequences to residents of the State of Georgia of owning Units of the Georgia IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Georgia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Georgia tax counsel ("Georgia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Georgia tax consequences under then-existing Georgia income tax law to Unitholders subject to Georgia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Georgia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Georgia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Georgia Unitholder, would be exempt from the Georgia income tax. Georgia Counsel assumed for purposes of its opinion delivered at closing that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Georgia Counsel assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Georgia counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Georgia Counsel rendered its opinion to the Trust at closing that under then-existing Georgia law:

         (1)For Georgia income tax purposes, the Trust is not an association taxable as a corporation, and the income of the Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Trust and received by the Unitholders.

         (2)If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3)Amounts paid under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (4)Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

   Georgia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Georgia Counsel expressed no opinion with respect to taxation under any other provisions of Georgia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Georgia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Kansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Kansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Kansas tax consequences to residents of the State of Kansas of owning Units of a Kansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Kansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Kansas tax counsel ("Kansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Kansas tax consequences under then-existing Kansas income tax law to Unitholders subject to Kansas income tax. The assets of the Trust will consist of bonds issued by the State of Kansas or a local government of Kansas (the "Bonds"). For purposes of rendering its opinions at closing, Kansas Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Kansas Counsel rendered its opinion to the Trust at closing that, under then-existing Kansas law:

         (1)The Trust is not an association taxable as a corporation for Kansas income tax purposes;

         (2)Each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         (3)Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         (4)Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         (5)Interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         (6)Each Kansas Unitholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

         (7)Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to Kansas law at the time of closing; and

         (8)No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

   Kansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Kansas Counsel expressed no opinion with respect to taxation under any other provisions of Kansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Kansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Kentucky Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Kentucky Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Kentucky tax consequences to residents of the Commonwealth of Kentucky of owning Units of a Kentucky Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Kentucky taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Kentucky tax counsel ("Kentucky Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Kentucky tax consequences under then-existing Kentucky income tax law to Unitholders subject to Kentucky income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds", and together with the Kentucky Bonds, the "Bonds").

   Although Kentucky Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) interest on the Bonds, if received directly by a Kentucky Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky Income Tax"), and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor, nor its counsel, nor Kentucky Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Kentucky Counsel rendered its opinion at closing that, under then-existing Kentucky law:

         (1)The Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (2)For Kentucky Income Tax purposes, interest on the Bonds which is excludable from federal gross income and which is also exempt from taxation under the Kentucky Income Tax when received by the Trust, and which would be excludable from federal gross income and also exempt from Kentucky Income Tax if received directly by a Kentucky Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

         (3)Each Kentucky Unitholder of the Trust will recognize gain or loss for Kentucky Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (4)Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (5)State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Kentucky Income Tax.

         (6)Units of the Trust, but only to the extent the same represent an ownership in obligations of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (7)Proceeds, if any, paid under individual insurance policies obtained by issuers of the Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky Income Tax if, and to the same extent as, such interest would not have been subject to Kentucky Income Tax if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

   Kentucky Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Kentucky Counsel expressed no opinion with respect to taxation under any other provisions of Kentucky law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Kentucky tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Louisiana Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Louisiana Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Louisiana tax consequences to residents of the State of Louisiana of owning Units of a Louisiana Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Louisiana taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Louisiana tax counsel ("Louisiana Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Louisiana tax consequences under then-existing Louisiana income tax law to Unitholders subject to Louisiana income tax.

   Louisiana Counsel rendered its opinion to the Trust at closing that, under then-existing Louisiana law:

         (1)The Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2)The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Trust with respect to such obligations will not be taxed to the Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3)To the extent that gain from the sale, exchange or other disposition of obligations held by the Trust (whether as a result of a sale or exchange of such obligations by the Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4)Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

   As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Code contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

   In rendering its opinions at closing as described above, Louisiana Cousel relied upon the opinion of federal income tax counsel to the Sponsor at such time that the Trust is not an association taxable as corporation for federal income tax purposes, that each Unitholder of the Trust will be treated as the owner of a pro rata portion of such Trust under the Code and that the income of the Trust will be treated as income of the Unitholders under the Code.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Louisiana tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Maine Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Maine Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Maine tax consequences to residents of the State of Maine of owning Units of a Maine Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Maine taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Maine tax counsel ("Maine Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Maine tax consequences under then-existing Maine income tax law to Unitholders subject to Maine income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Maine Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Maine Counsel has independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax. The opinion of Maine Counsel did not address the taxation of persons other than full time residents of Maine.

   In the opinion of Maine Counsel rendered at closing to the Trust under then-existing Maine law, and based upon the assumptions set forth above:

         (1)The Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2)Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (4)To the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C.
            Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (5)Each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes; and

         (6)The Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

   Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's federal taxable income and therefore will be taxable.

   Maine Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Maine Counsel expressed no opinion with respect to taxation under any other provisions of Maine law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Maine tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Maryland Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Maryland Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Maryland tax consequences to residents of the State of Maryland of owning Units of the Maryland Quality Trust (the "Trust"), which is treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Maryland taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Maryland tax counsel ("Maryland Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Maryland tax consequences under then-existing Maryland law to Unitholders subject to Maryland income tax.

   Maryland Counsel rendered its opinion at closing that, under then-existing Maryland law:

         (1)For Maryland State and local income tax purposes, the Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2)To the extent that interest and accrued original issue discount derived from the Trust by a Unitholder with respect to the bonds in the Trust is excludable from federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3)In the case of taxpayers who are individuals, Maryland imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4)Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in federal adjusted gross income or federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

   The opinion of Maryland Counsel rendered at closing related only to the treatment of the Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. For example, no opinion was expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Maryland tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Massachusetts Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Massachusetts Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Massachusetts tax consequences to residents of the State of Massachusetts of owning Units of a Massachusetts Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Massachusetts taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Massachusetts tax counsel ("Massachusetts Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Massachusetts tax consequences under then-existing Massachusetts income tax law to Unitholders subject to Massachusetts income tax.

   Massachusetts Counsel rendered its opinion to the Trust at closing that, under then-existing Massachusetts law:

         (1)For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under
            Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2)The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

         (3)Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

         (4)Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

         (5)The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6)Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

         (7)The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

   Massachusetts Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Massachusetts Counsel expressed no opinion with respect to taxation under any other provisions of Massachusetts law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Massachusetts tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Michigan Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Michigan Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of the Michigan IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   For federal income tax purposes and, thus, for purposes of the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

   For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for federal income tax purposes.

   The Michigan Intangibles Tax was repealed effective January 1, 1998.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007. For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt interest from obligations issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Michigan Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Michigan Counsel expressed no opinion with respect to taxation under any other provisions of Michigan law, including the MBT.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Minnesota Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Minnesota Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Minnesota tax consequences to residents of the State of Minnesota of owning Units of a Minnesota Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Minnesota taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Minnesota tax counsel ("Minnesota Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Minnesota tax consequences under then-existing Minnesota income tax law to Unitholders subject to Minnesota income tax.

   The assets of the Trust will consist of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

   Neither the Sponsor, nor its counsel, nor Minnesota Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion of Minnesota Counsel issued at closing did not address the taxation of persons other than full time residents of Minnesota. For purposes of such opinion, Minnesota Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Minnesota Counsel assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel nor Minnesota Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Minnesota Counsel rendered its opinion to the Trust at closing that, under then-existing Minnesota law:

         (1)The Trust is not an association taxable as a corporation;

         (2)Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and distributed to such Unitholder;

         (3)To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4)Each Unitholder of the Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5)Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7)To the extent that interest derived from the Trust by a Unitholder with respect to any Possession Bonds would be excludable from gross income for federal income tax purposes and would be exempt from state and local taxation pursuant to federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

   Minnesota Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Minnesota Counsel expressed no opinion with respect to taxation under any other provisions of Minnesota law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Minnesota tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Missouri Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Missouri Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of the Missouri IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Missouri tax counsel ("Missouri Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Missouri tax consequences under then-existing Missouri income tax law to Unitholders subject to Missouri income tax.

   The assets of the Trust will consist of debt obligations issued by or on behalf of the State of Missouri or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds", and together with the Missouri Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Missouri Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Missouri Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. The opinion rendered by Missouri Counsel at closing did not address the taxation of persons other than full time residents of Missouri.

   Missouri Counsel rendered its opinion to the Trust at closing that, under then-existing Missouri law:

         (1)The Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2)Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3)Each Unitholder of the Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4)Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5)The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

         (6)The Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

   Missouri Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Missouri Counsel expressed no opinion with respect to taxation under any other provisions of Missouri law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Nebraska Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Nebraska Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Nebraska tax consequences to residents of the State of Nebraska of owning Units of a Nebraska Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Nebraska taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Nebraska Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Nebraska Counsel have independently examined the Bonds to be deposited in and held in the Trust. With respect to certain Nebraska Bonds which may be held by the Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although Nebraska Counsel expressed no opinion regarding such matters, it assumed for purposes of its opinion rendered at closing that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and
(v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion of Nebraska Counsel rendered at closing did not address the taxation of persons other than full time residents of Nebraska.

   Nebraska Counsel rendered its opinion to the Trust at closing that, under then-existing Nebraska law:

         (1)The Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

         (2)Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to a Unitholder;

         (3)Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Trust and distributed to a Unitholder;

         (4)To the extent that interest derived from the Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5)Each Unitholder of the Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (6)The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax; and

         (7)In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Trust may affect the determination of such Unitholder's maximum franchise tax.

   Nebraska Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Nebraska Counsel expressed no opinion with respect to taxation under any other provisions of Nebraska law, including as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Nebraska tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Jersey Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Jersey Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Jersey tax consequences to residents of the State of New Jersey of owning Units of the New Jersey IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Jersey taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Jersey tax counsel ("New Jersey Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Jersey tax consequences under then-existing New Jersey income tax law to Unitholders subject to New Jersey income tax.

   New Jersey Counsel rendered its opinion to the Trust at closing that, under then-existing New Jersey law:

         (1)The Trust will be recognized as a trust and not an association taxable as a corporation. The Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2)With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3)A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4)Units of the Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5)If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

   New Jersey Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Jersey Counsel expressed no opinion with respect to taxation under any other provisions of New Jersey law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Jersey tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Mexico Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Mexico Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Mexico tax consequences to residents of the State of New Mexico of owning Units of a New Mexico Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Mexico taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Mexico tax counsel ("New Mexico Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Mexico tax consequences under then-existing New Mexico income tax law to Unitholders subject to New Mexico income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (the "Possession Bonds", and together with the New Mexico Bonds, the "Bonds"), the interest on which is expected to qualify as exempt from New Mexico income taxes.

   Neither the Sponsor, nor its counsel, nor New Mexico Counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although New Mexico Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

   New Mexico Counsel rendered its opinion to the Trust at closing that, under then-existing New Mexico law:

         (1)The Trust will not be subject to tax under the New Mexico State Income Tax.

         (2)Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder provided that the Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3)To the extent that interest income derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4)Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5)The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

   New Mexico Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Mexico Counsel expressed no opinion with respect to taxation under any other provisions of New Mexico law, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate, and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Mexico tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which, due to the terrorist attacks on the World Trade Center on September 11, 2001, has been weakened. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New York Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New York Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York tax consequences to residents of the State of New York of owning Units of the New York IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New York tax counsel ("New York Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New York tax consequences under then-existing New York income tax law to Unitholders subject to New York income tax.

   New York Counsel examined the income tax laws of the State of New York and the City of New York to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of New York ("New York Unitholders"). For purposes of rendering its opinions at closing, New York Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor New York Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although New York Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a New York Unitholder, would be exempt from the income tax imposed by the State of New York and the City of New York that are applicable to individuals, trusts and estates (the "New York Personal Income Tax"). The opinion of New York Counsel did not address the taxation of persons other than full time residents of New York. New York Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, New York Counsel assumed that, with respect to the New York Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the New York Bonds is exempt from the New York Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor New York Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as New York Counsel considered to be applicable, New York Counsel rendered its opinion to the Trust at closing that, under then-existing New York law:

         (1)Under existing New York law, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

         (2)Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from federal income tax under Section 103 of the Code and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

   New York Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New York Counsel expressed no opinion with respect to taxation under any other provisions of New York law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   North Carolina Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--North Carolina Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the North Carolina tax consequences to residents of the State of North Carolina of owning Units of the North Carolina Quality Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The North Carolina taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special North Carolina tax counsel ("North Carolina Counsel") to the Trust rendered an opinion substantially in the form below addressing certain North Carolina tax consequences under then-existing North Carolina income tax law to Unitholders subject to North Carolina income tax.

   The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States (the "Possession Bonds", and together with the North Carolina Bonds, the "Bonds").

   Based upon the foregoing, and upon an investigation of such matters of law as North Carolina Counsel considered to be applicable, and relying on the federal income tax counsel to the Trust at closing with respect to certain federal income tax matters, North Carolina Counsel rendered its opinion to the Trust at closing that, under then-existing North Carolina law:

         (1)The Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the Trust will be deemed to be income of the Unitholders.

         (2)Interest on the Bonds that is exempt from North Carolina income tax when received by the Trust will retain its tax-exempt status when received by the Unitholders.

         (3)Unitholders will realize a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4)Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

   North Carolina Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and North Carolina Counsel expressed no opinion with respect to taxation under any other provisions of North Carolina law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other North Carolina tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Ohio Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Ohio Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   The following discussion of Ohio tax consequences assumes that each Ohio IM-IT ("Ohio Trust") organized as a grantor trust continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), that each Ohio Trust organized as a regulated investment company continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of each Ohio Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions.

         (1)The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2)Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3)Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Ohio Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4)Distributions properly attributable to interest on Territorial Obligations held by the Ohio Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5)Distributions properly attributable to proceeds of insurance paid to the Ohio Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

         (6)Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         (7)Receipts by the Ohio Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Ohio Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Ohio Trust are not subject to the Ohio commercial activity tax. Distributions from the Ohio Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Ohio Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Ohio Counsel expressed no opinion with respect to taxation under any other provisions of Ohio law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oklahoma Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oklahoma Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oklahoma tax consequences to residents of the State of Oklahoma of owning Units of a Oklahoma Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oklahoma taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oklahoma tax counsel ("Oklahoma Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oklahoma tax consequences under then-existing Oklahoma income tax law to Unitholders subject to Oklahoma income tax.

   The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Oklahoma Bonds, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

   Neither the Sponsor, nor its counsel, nor Oklahoma Counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion of Oklahoma Counsel rendered at closing did not address the taxation of persons other than full time residents of Oklahoma.

   Oklahoma Counsel rendered its opinion to the Trust at closing that, under then-existing Oklahoma law:

         (1)For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

         (2)Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

         (3)To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4)Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5)Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6)The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

   Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Oklahoma Counsel expressed no opinion with respect to taxation of the Trust for Oklahoma franchise tax purposes.

   Under Oklahoma law, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Oklahoma Counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Trust.

   Oklahoma Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oklahoma Counsel expressed no opinion with respect to taxation under any other provisions of Oklahoma law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oklahoma tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oregon Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oregon Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oregon tax consequences to residents of the State of Oregon of owning Units of a Oregon Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oregon taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oregon tax counsel ("Oregon Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oregon tax consequences under then-existing Oregon income tax law to Unitholders subject to Oregon income tax.

   Oregon Counsel examined the income tax laws of the State of Oregon to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Oregon ("Oregon Unitholders"). The assets of the Trust will consist of bonds issued by the State of Oregon or a local government of Oregon (the "Oregon Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Oregon Bonds, the "Bonds"). Neither the Sponsor, nor its counsel, nor Oregon Counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

   OregonCounsel rendered its opinion to the Trust at closing that, under then-existing Oregon law:

         (1)The Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         (2)Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to an Oregon Unitholder;

         (3)To the extent that interest derived from the Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C.
            Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         (4)Each Oregon Unitholder of the Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for federal income tax purposes; and

         (5)The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

   Oregon Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oregon Counsel expressed no opinion with respect to taxation under any other provisions of Oregon law. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's federal taxable income and therefore will be taxable. Oregon Counsel expressed no opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. Oregon Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Oregon Counsel assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oregon tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation. Severe weather conditions, as well as natural disasters, may have a significant impact on the Commonwealth's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Pennsylvania Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Pennsylvania Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania tax consequences to residents of the State of Pennsylvania of owning Units of the Pennsylvania IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Pennsylvania tax counsel ("Pennsylvania Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Pennsylvania tax consequences under then-existing Pennsylvania income tax law to Unitholders subject to Pennsylvania income tax.

   Pennsylvania Counsel examined the income tax laws of the State of Pennsylvania to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Pennsylvania ("Pennsylvania Unitholders"). The assets of the Trust will consist of bonds issued by the State of Pennsylvania or a local government of Pennsylvania (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Pennsylvania Bonds, the "Bonds"). For purposes of rendering its opinions at closing, Pennsylvania Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Based upon the foregoing, and upon an investigation of such matters of law as Pennsylvania Counsel considered to be applicable, Pennsylvania Counsel rendered its opinion to the Trust at closing that, under then-existing Pennsylvania law:

         (1)The Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2)Interest on the Bonds, net of Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax, which may be subject to such tax.

         (3)Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

         (4)Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         (5)Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6)Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (7)A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (8)A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Pennsylvania Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Pennsylvania Counsel expressed no opinion with respect to taxation under any other provisions of Pennsylvania law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   South Carolina Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--South Carolina Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the South Carolina tax consequences to residents of the State of South Carolina of owning Units of a South Carolina Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The South Carolina taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special South Carolina tax counsel ("South Carolina Counsel") to the Trust rendered an opinion substantially in the form below addressing certain South Carolina tax consequences under then-existing South Carolina income tax law to Unitholders subject to South Carolina income tax.

   The assets of the Trust will consist of bonds issued by the State of South Carolina or a local government of South Carolina (the "South Carolina Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the South Carolina Bonds, the "Bonds"). For purposes of rendering its opinions at closing, South Carolina Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel nor South Carolina Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   South Carolina Counsel rendered its opinion to the Trust at closing that, under then-existing South Carolina law:

         (1)By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2)Pursuant to the provisions of S.C. Code Ann. Section 12-7-430(b), recodified as S.C. Code Ann. Section 12 6 1120(1), as interpreted by South Carolina Revenue Ruling #91 15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Governments of Puerto Rico, Guam, and the Virgin Islands which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3)The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4)Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5)The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

   The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170, recodified as
Section 12-4-320 of the South Carolina Code, except for the description of the South Carolina tax treatment of interest derived from bonds issued by Guam and the Virgin Islands in paragraph (2) listed above. While the informal ruling does not address the South Carolina tax treatment of interest from securities issued by those two U.S. territories, South Carolina Revenue Ruling #91-15 specifically directs that interest derived from bonds issued by the Governments of Guam and the Virgin Islands is exempt from South Carolina income taxes.

   South Carolina Counsel expressed no opinion with respect to taxation under any other provisions of South Carolina law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other South Carolina tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tennessee Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Tennessee Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Tennessee tax consequences to residents of the State of Tennessee of owning Units of a Tennessee Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Tennessee taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Tennessee tax counsel ("Tennessee Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Tennessee tax consequences under then-existing Tennessee income tax law to Unitholders subject to Tennessee income tax.

   The assets of the Trust will consist of bonds issued by the State of Tennessee or any county or any municipality or political subdivision thereof including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee (the "Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Tennessee Bonds, the "Bonds").

   Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

   Further, because this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

   Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Tennessee Counsel, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

   The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

   Tennessee Counsel rendered its opinion to the Trust at closing that, under then-existing Tennessee law:

         (1)For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Trust will not be subject to such taxes.

         (2)For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         (3)For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         (4)Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         (5)For purposes of the Tennessee Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         (6)The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

   Tennessee Counsel expressed no opinion regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

   Tennessee Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Tennessee Counsel expressed no opinion with respect to taxation under any other provisions of Tennessee law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Tennessee tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Texas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Texas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Texas tax consequences to residents of the State of Texas of owning Units of a Texas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Texas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Texas tax counsel ("Texas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Texas tax consequences under then-existing Texas law to Unitholders.

   Texas Counsel rendered its opinion to the Trust at closing that, under then-existing Texas law:

         (1)Neither Texas nor any political subdivision of Texas currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by Texas or any political subdivision of Texas;

         (2)Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in Texas;

         (3)The "inheritance tax" of Texas, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4)With respect to any Unitholder which is subject to Texas corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to Texas, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

   The opinion set forth in clause (2), above, was limited by Texas Counsel to the extent that Units of the Trust may be subject to property taxes levied in Texas if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii), by an insurance company incorporated under the laws of Texas (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

   For Texas tax reports due on or after January 1, 2008, Texas enacted the franchise margin tax, which reformed the Texas franchise tax and extended the tax to certain active businesses, broadened the tax base and lowered the tax rate. An entity subject to the franchise margin tax generally uses federal gross income (which would not include interest on obligations exempt from tax for federal income tax purposes or exempt-interest dividends derived therefrom) as the starting point for calculating its net taxable margin, which is then reduced by three possible calculations the lowest of which is the entity's net taxable margin. It is not likely that exempt interest distributed by the Trust would increase a Unitholder's franchise margin tax liability. However, Unitholders subject to the franchise margin tax should consult their tax advisors to determine whether, based on such Unitholder's individual circumstances, such Unitholder would be subject to the franchise margin tax with respect to respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Texas state or local tax laws.

   Texas Counsel expressed no opinion with respect to taxation under any other provisions of Texas law. Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Texas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Virginia tax consequences to residents of the State of Virginia of owning Units of a Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Virginia tax counsel ("Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Virginia tax consequences under then-existing Virginia income tax law to Unitholders subject to Virginia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Virginia Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Virginia Unitholder, would be exempt from the income tax imposed by the State of Virginia that is applicable to individuals, trusts and estates (the "Virginia Personal Income Tax"). The opinion of Virginia Counsel did not address the taxation of persons other than full time residents of Virginia. Virginia Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Virginia Counsel assumed that, with respect to the Virginia Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Virginia Bonds is exempt from the Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor Virginia Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, Virginia Counsel rendered its opinion to the Trust at closing that, under then-existing Virginia law:

         (1)The Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2)Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3)Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4)The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

         (5)The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

   In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors.

   Virginia Counsel expressed no opinion with respect to taxation under any other provisions of Virginia law. Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   West Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--West Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the West Virginia tax consequences to residents of the State of West Virginia of owning Units of a West Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The West Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special West Virginia tax counsel ("West Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain West Virginia tax consequences under then-existing West Virginia income tax law to Unitholders subject to West Virginia income tax.

   The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds", and together with the West Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor West Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although West Virginia Counsel expressed no opinion regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

   At the time of closing for each Trust, West Virginia Counsel to the Trust rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1)The Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2)Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3)For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4)Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5)Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust.

         (6)The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

   West Virginia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and West Virginia Counsel expressed no opinion with respect to taxation under any other provisions of West Virginia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other West Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Colorado Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or a political subdivision thereof, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (v) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Colorado.

   Under existing Colorado law:

         (1)Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Colorado personal income tax (the "Personal Income Tax") and the Colorado corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Colorado Revised Statutes; however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax.

         (3)Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax or the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Florida Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   Florida does not currently impose an income tax on individuals. Florida formerly imposed an annual tax on intangible personal property held by individuals as of the first day of the calendar year. However, Florida repealed the annual intangible personal property tax effective January 1, 2007.

   Florida does impose an income tax on corporations and certain other entities and distributions from the Trust may be subject to this income tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Michigan Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of a Michigan Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

   Michigan Unitholders who are subject to the Personal Income Tax will not be taxed on exempt-interest dividends to the extent such dividends are attributable to interest on obligations of Michigan and its political subdivisions. To the extent the distributions from the Trust are attributable to other sources, such distributions (including, but not limited to, long-term and short-term capital gains, interest on other obligations, and investment company taxable income, if any) may be subject to the Personal Income Tax. Michigan Unitholders should consult their tax advisors regarding the applicability of the Personal Income Tax to such distributions based on their individual circumstances.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007. For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt-interest dividends derived from obligations of the Trust issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust, other income or gains of the trust (including long-term or short-term capital gains, interest, and other investment company taxable income, if any), or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of a Missouri Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Missouri or political subdivisions thereof (the "Missouri Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds" and together with the Missouri Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Missouri or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and
(iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Missouri.

   Under existing Missouri law:

         (1)Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Missouri income tax imposed on individuals, trusts, estates (the "Personal Income Tax") and the income tax imposed on certain corporations (the "Corporate Income Tax") (not including banking institutions, credit institutions, credit unions and savings and loan associations), provided the Trust designates such dividends in an annual notice mailed to Unitholders.

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, generally will be subject to the Personal Income Tax.

         (3)Distributions from the Trust, including exempt-interest dividends attributable to interest on the Bonds, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations (the "Franchise Taxes").

         (4)Each Unitholder generally will be subject to tax for purposes of the Personal Income Tax and the Franchise Taxes on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax and the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--New York Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning Units of a New York Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds", and together with the New York Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and
(iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

   Under existing New York law:

         (1)Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax").

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

         (3)Distributions, including exempt-interest dividends, distributed by the Trust will generally be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 of the Administrative Code of the City of New York (the "City Corporate Tax").

         (4)Each Unitholder generally will be subject to tax for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York State or New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Ohio Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Ohio tax consequences to residents of the State of Ohio of owning Units of the Ohio IM-IT (the "Trust"), which is treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Ohio taxing authorities could disagree with any conclusions set forth in this section.

   In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters ("Ohio Counsel") assuming the Trust continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of the Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions, then under existing law:

         (1)The Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2)Distributions with respect to Units of the Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3)Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4)Distributions properly attributable to interest on Territorial Obligations held by the Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5)Distributions properly attributable to proceeds of insurance paid to the Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

         (6)Distributions of profit made on the sale, exchange or other disposition by the Trust of Ohio Obligations, including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         (7)Receipts by the Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Trust are not subject to the Ohio commercial activity tax. Distributions from the Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Pennsylvania Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania state and local tax consequences to residents of the State of Pennsylvania of owning Units of a Pennsylvania Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds," and, collectively with the Pennsylvania Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Pennsylvania.

   Under existing Pennsylvania law at the time of closing, based on the advice of special Pennsylvania tax counsel to the Trust ("Pennsylvania Counsel"):

         (1)Exempt-interest dividends distributed by the Trust attributable to interest on the Bonds, net of Trust expenses, will be exempt from the personal income tax (the "Personal Income Tax") and the corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Pennsylvania Tax Reform Code of 1971, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Pennsylvania Bonds, net of Trust expenses, will be exempt from the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Puerto Rico Bonds may be subject to the Philadelphia School Tax.

         (2)Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax. Capital gain dividends distributed by the Trust will be exempt from the Philadelphia School Tax. Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Pennsylvania Bonds and capital gain dividends, will generally be subject to the Philadelphia School Tax.

         (3)Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Share for more than six months. If, however, the Share was held by the Unitholder for six months or less, then the gains will be subject to the Philadelphia School Tax.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Neither the Sponsor, nor its counsel, nor Pennsylvania Counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania state or local tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
--------------------------------------------------------------------------------

   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

   Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




  o Contents of Prospectus Part II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........6
    Public Offering...................................6
    Rights of Unitholders.............................9
    Insurance on the Bonds in the Insured Trusts.....11
    Fund Administration..............................12
    Federal Tax Status...............................14
    State Trust Risk Factors and Tax Status..........17
    Expenses.........................................54
    Additional Information...........................55
    Other Matters....................................55

  o Daily Prices
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
    (1)  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
    (1)  Contact Van Kampen
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668


                                                                      SECPRO0708

                               Prospectus Part II

                                    July 2008



                         Insured Municipals Income Trust
                               Investors' Quality
                                Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series



                              Van Kampen Funds Inc.



Van Kampen
Investments





                             Information Supplement


                         Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                  Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                Table of Contents

                                                    Page

   Municipal Bond Risk Factors                        2

   Insurance on the Bonds in the Insured Trusts       6

   Portfolio Administration                          18

   Sponsor Information                               19

   Trustee Information                               20

   Termination of the Trust Agreement                20

   Description of Ratings                            21

   Arizona Risk Factors                              22

   Arkansas Risk Factors                             26

   California Risk Factors                           30

   Colorado Risk Factors                             35

   Connecticut Risk Factors                          38

   Florida Risk Factors                              41

   Georgia Risk Factors                              44

   Kansas Risk Factors                               47

   Kentucky Risk Factors                             50

   Louisiana Risk Factors                            53

   Maine Risk Factors                                58

   Maryland Risk Factors                             60

   Massachusetts Risk Factors                        64

   Michigan Risk Factors                             66

   Minnesota Risk Factors                            69

   Missouri Risk Factors                             71

   Nebraska Risk Factors                             76

   New Jersey Risk Factors                           81

   New Mexico Risk Factors                           83

   New York Risk Factors                             85

   North Carolina Risk Factors                       89

   Ohio Risk Factors                                 93

   Oklahoma Risk Factors                             98

   Oregon Risk Factors                              101

   Pennsylvania Risk Factors                        104

   Puerto Rico Risk Factors                         107

   South Carolina Risk Factors                      109

   Tennessee Risk Factors                           112

   Texas Risk Factors                               116

   Virginia Risk Factors                            120

   West Virginia Risk Factors                       122

--------------------------------------------------------------------------------

Van Kampen
Investments






                           Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Housing Bonds. Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issuers and the ability of mortgage insurers to pay claims. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Public Utility and Wholesale Electric Bonds. Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Water and Sewer Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Lease Obligation Bonds. Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefore. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Waste Disposal Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   "When, as and if Issued" Bonds. Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to a Trust after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  Insurance on the Bonds in the Insured Trusts

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers, if any, and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefore) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc. that is organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. While ACA is subject to Standard & Poor's Rating Services ("S&P") guidelines and capital adequacy tests which must be met in order to maintain a rating, as well as internal risk management parameters, its insured risk portfolio contains exposures of various credit qualities.

   As of March 31, 2008, ACA Financial Guaranty had a CCC financial strength rating from S&P with a CreditWatch outlook. This rating is crucial to ongoing business strategy. This rating is subject to periodic review by S&P, and S&P may revise or withdraw its rating at any time at its sole discretion. Such an action may be based on factors which are entirely outside of the company's control, such as changes in the views or the policies of the rating agencies in relation to the financial guaranty industry, changes to the risk profile of ACA Financial Guaranty's insurance portfolio or to other factors considered by S&P in providing such rating, or adverse developments in general economic conditions or the financial condition or results of operations of ACA Financial Guaranty. In addition, the financial strength rating of financial guaranty companies is based in part on the maintenance of specified amounts of resources available to pay claims.

   As of December 31, 2006, ACA Financial Guaranty noted that it had met its capital requirement with statutory capital of $387.1 million, and further noted that S&P had rated the company as A-rated. At the time, the company recognized that any change in applicable capital requirements or the incurrence of losses in excess of expectations could diminish capital below required rating agency levels. For instance, in 2004, the company had to raise capital in response to an increase in S&P capital requirements. It may be difficult or costly to raise the additional capital necessary to satisfy the rating agency levels in the future. The company currently intends to operate the business in a manner that maintains an "A" rating, but is under no obligation to do so, is not currently able to do so, and may not be able to do so going forward. An S&P downgrade of the financial strength rating, and/or placement of the company on its CreditWatch negative list or a change in its outlook to negative, could cause the reputation and financial performance in the structured credit and public finance industries to be materially adversely affected, which in turn could materially adversely impact financial performance. In addition, under the terms of a credit agreement, to the extent the company had outstanding borrowings under this facility, these borrowings would become due immediately, and would be unable to make future borrowings, when the financial strength rating falls below "A-."

   The parent company of ACA Financial Guaranty ("ACA") maintains a website at www.aca.com. ACA makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the Securities and Exchange Commission (the "SEC"), copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including ACA, that file electronically with the SEC.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc., headquartered in New York City, is a holding company incorporated on April 29, 1991. Ambac's activities are divided into two business segments: (i) Financial Guarantee and (ii) Financial Services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance Corporation. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

   As of June 19, 2008, Ambac Assurance has financial strength ratings of Aa3 from Moody's Investors Service, Inc. ("Moody's") and AA from S&P. These ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's triple-A rating was affirmed by both S&P (with "negative outlook") and Moody's; however, Fitch Ratings, Inc. ("Fitch") placed Ambac's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. On January 16, 2008, Moody's put Ambac Assurance's triple-A rating on review for possible downgrade. On January 18, 2008, S&P placed Ambac Assurance's triple-A financial strength rating on Credit Watch Negative. On January 18, 2008, Fitch downgraded Ambac Assurance's insurance financial strength rating to double-A ("rating watch negative"). On February 25, 2008, S&P reaffirmed Ambac Assurance's triple-A rating, but kept it on Credit Watch Negative. On February 29, 2008, Moody's publicly announced that it is continuing a review for possible downgrade that was initiated on January 16, 2008. On June 4, 2008, Moody's placed its Aaa rating of Ambac Assurance's insurance financial strength on review for possible downgrade. On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, and placed the rating on CreditWatch with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008, downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. Moody's noted, however, that these risks are mitigated somewhat by Ambac Assurance's substantive capital cushion at the current rating level and that this was an important consideration in arriving at the Aa3 insurance financial strength rating.

   There have been a number of recent developments with respect to ratings actions by the rating agencies. In light of the ongoing nature of ratings actions or announcements by the rating agencies, one should consult announcements by the rating agencies, the websites of the rating agencies and Ambac's website for the then current publicly available information. These ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern with respect to our financial position, Ambac has been able to write only a limited amount of new financial guarantee business since November 2007.

   Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Statutory capital and surplus was $3,316,143 and $3,696,876 at December 31, 2007 and 2006, respectively. Qualified statutory capital was $6,422,486 and 6,382,490 at December 31, 2007 and 2006, respectively. Statutory net income for Ambac Assurance was $53,964, $788,989 and $707,402 for 2007, 2006 and 2005, respectively. Statutory capital and surplus differs from stockholders' equity determined under GAAP principally due to statutory accounting rules that treat loss reserves, premiums earned, policy acquisition costs and deferred income taxes differently.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. ("Ambac Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, DC. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty"). Assured Guaranty, an insurance subsidiary of Assured Guaranty Ltd., is organized in the State of Maryland. Assured Guaranty is a financial guaranty insurance company licensed in all 50 states, the District of Columbia and Puerto Rico, focused on providing triple-A rated credit enhancement to the mortgage- and asset-backed securities, public finance, structured finance and structured credit markets.

   On June 18, 2008, S&P affirmed its AAA rating of Assured Guaranty's insurance financial strength, with a stable outlook. This rating is crucial to ongoing business strategy. This rating is subject to periodic review by S&P, and S&P may revise or withdraw its rating at any time at its sole discretion. Such an action may be based on factors which are entirely outside of the company's control, such as changes in the views or the policies of the rating agencies in relation to the financial guaranty industry, changes to the risk profile of Assured Guaranty's insurance portfolio or to other factors considered by S&P in providing such rating, or adverse developments in general economic conditions or the financial condition or results of operations of Assured Guaranty. In addition, the financial strength rating of financial guaranty companies is based in part on the maintenance of specified amounts of resources available to pay claims.

   On March 14, 2008, Moody's affirmed its Aaa rating of Assured Guaranty's insurance financial strength, with a stable outlook. Moody's noted that this rating reflects Moody's assessment of the capital adequacy and strengthened market position of Assured Guaranty. On July 21, 2008, Moody's placed the Aaa insurance financial strength ratings of Assured Guaranty and its affiliates on review for possible downgrade.

   As of December 31, 2007, Assured Guaranty was in compliance with applicable financial covenants requiring the insurer to maintain qualified statutory capital of at least 75% of its statutory capital as of its fiscal quarter prior to November 6, 2006. Net statutory income for Assured Guaranty was $71.6 million in 2007, up from $64.3 million in 2006, mostly due to a larger investment portfolio and a loss recovery of $14.5 million. In view of Assured Guaranty's expansion, underwriting expenses increased 15.2% from 2006, to $84.8 million. Net premiums earned were $107.1 million, which were basically flat with 2006. Financial leverage at the holding company is modest, with debt to capital of 9.8% as of December 31, 2007. Operating return on average equity for Assured Guaranty Ltd. was 9.8%. Statutory investment income rose to $57.9 million from $53.1 million in 2006. Cash and invested assets at December 31, 2007, rose to $1.3 billion, from $1.2 billion at December 31, 2006. A 26.5% growth in the unearned premium reserve to $302.3 million contributed to this gain.

   The parent company of Assured Guaranty, Assured Guaranty Ltd., maintains a website at www.assuredguaranty.com. Assured Guaranty Ltd. makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including Assured Guaranty, Ltd., that file electronically with the SEC.

   The information contained above relating to Assured Guaranty and its parent company, Assured Guaranty, Ltd., is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007, to insure municipal and state bonds initially in New York, and later in states including California, Texas, Illinois, Florida and the Commonwealth of Puerto Rico. On February 12, 2008, CEO Warren Buffett announced a plan to add up to $5 billion in capital to BHAC to enable it to provide reinsurance on municipal bonds currently guaranteed by other bond insurance companies.

   Berkshire is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these are insurance businesses conducted on both a primary basis and a reinsurance basis. Berkshire also owns and operates a large number of other businesses engaged in a variety of activities, as identified herein. Berkshire is domiciled in the State of Delaware, and its corporate headquarters is located in Omaha, Nebraska.

   Berkshire's insurance companies maintain capital strength at exceptionally high levels. This strength differentiates Berkshire's insurance companies from their competitors. Collectively, the aggregate statutory surplus of Berkshire's U.S. based insurers was approximately $62 billion at December 31, 2007. On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook.

   As of December 31, 2007, Berkshire had total assets of $273 billion and total liabilities of $150 billion. The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG, through its operating companies CIFG Assurance North America, Inc., a New York corporation, and CIFG Europe, provides financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world. Founded as CDC IXIS Financial Guaranty in 2002, the company changed its name to CIFG in 2003.

   On March 6, 2008, Moody's downgraded to A1, from Aaa, the insurance financial strength ratings of CIFG. These rating actions reflect Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the US residential mortgage market. The rating outlook is stable. Moody's believes that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. The company's participation in several mezzanine ABS CDOs, in particular, contributed to this view. The rating agency noted that CIFG is implementing significant changes to its governance and risk management to address some of the shortcomings of its prior strategy. Moody's added that CIFG, as the smallest and most recent entrant to the financial guaranty sector, has not yet established a market position on par with its larger competitors and that the ongoing credit stress at the firm significantly weakened its franchise, raising questions about the degree to which it will be able to regain market traction within a reasonable timeframe. CIFG's profitability is likely to remain weak over the near to intermediate term, particularly given the losses that are likely to be generated by its insurance portfolio, the expected reduced issuance volume, and the limited in-force book of business, said Moody's.

   On June 6, 2008, S&P lowered its financial strength, financial enhancement, and issuer credit ratings on CIFG to `A-' from `A+'. The outlooks remain negative, reflecting reservations regarding the company's ability to maintain its position as a viable competitor in the bond insurance industry, given its current staffing levels and its below average earnings and return on earnings.

   On March 31, 2008, Fitch downgraded its ratings of CIFG to `A-' from `AA-' and removed CIFG from rating watch negative, where it was originally placed on Feb. 5, 2008. The rating outlook is negative. Fitch believes that it will be very difficult to stabilize the ratings of CIFG until the company can more effectively limit the downside risk from its SF CDOs through reinsurance or other risk mitigation initiatives. Fitch does not anticipate removing the negative rating outlook over the near- to intermediate-term until the ultimate risk of loss on the SF CDO portfolio can be more definitively quantified.

   As of December 31, 2007, CIFG had admitted assets of $238 million, total liabilities of $205 million, and total surplus as regards policyholders of $66 million.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

   The recent deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007, has adversely affected the company's business, results of operations and financial condition. The company's financial strength and credit ratings were recently downgraded by various rating agencies. For the fourth quarter of 2007 significant loss reserves were established for the exposure to certain collateralized debt obligations of asset-backed securities, which are backed primarily by subprime residential mortgage-backed securities, and to certain residential mortgage-backed securities, primarily backed by second-lien mortgages. As a result of these developments, the company has ceased writing new business for a period of time to preserve capital and is considering various alternatives to enhance its capital, restructure its operations and mitigate losses. However, no assurance can be given that any action taken by the company will improve its current ratings, that further rating downgrades will not occur, or that the company will be able to recommence writing new business in the near term or at all.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch. Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the Company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB (rating watch negative); Moody's had downgraded FGIC from A3 to Baa3 and the Company remains on review for possible downgrade; and S&P had downgraded FGIC from A to BB and the Company remains on CreditWatch with negative implications. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. The financial strength ratings downgrades have adversely impacted the Company's ability to generate new business and, unless restored, will impact the Company's future business, operations and financial results.

   As of December 31, 2007, FGIC had net admitted assets of approximately $6.3 billion, total liabilities of approximately $5.5 billion. Statutory-basis surplus of FGIC at December 31, 2007 was $260,909. Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Security Assurance, Inc. ("FSA"). Financial Security Assurance Holdings Ltd., through its insurance company subsidiaries, is primarily engaged in the business of providing financial guaranty insurance on public finance and asset-backed obligations in domestic and international markets. The company's principal insurance company subsidiary is Financial Security Assurance Inc., a wholly owned New York insurance company. FSA wholly owns FSA Insurance Company ("FSAIC"). FSAIC is an Oklahoma insurance company that primarily provides reinsurance to FSA. FSA is a subsidiary of Dexia Holdings, Inc. ("Dexia"), which, in turn, is owned 90% by Dexia Credit Local S.A. and 10% by Dexia S.A. Dexia is a Belgian corporation whose shares are traded on the Euronext Brussels and Euronext Paris markets as well as on the Luxembourg Stock Exchange. Dexia is primarily engaged in the business of public finance, banking and investment management in France, Belgium, Luxembourg and other European countries, as well as in the United States. Dexia Credit Local is a wholly owned subsidiary of Dexia.

   FSA's financial statements have been materially adversely impacted by `'mark to market" adjustments that reflect the current market dislocation rather than management's expectation of credit losses or asset impairment. Downgrades of FSA's Triple-A financial strength ratings could have a material adverse effect on its long-term competitive position and prospects for future business opportunities as well as its results of operations and financial condition. If FSA were downgraded, the Company might be required to post incremental collateral to its investment agreement and derivative counterparties, introducing liquidity risk. In such event, the Company would be required to raise cash to fund such withdrawals by selling assets, in some cases realizing substantial market value loss, or to borrow against the value of such assets.

   As of March 31, 2008, all three rating agencies have affirmed FSA's Triple-A rating with a stable outlook. S&P, Moody's and Fitch periodically make an assessment of FSA, which may include an assessment of the credits insured by FSA and of the reinsurers and other providers of capital support to FSA, to confirm that FSA continues to satisfy the rating agencies' capital adequacy criteria necessary to maintain FSA's Triple-A ratings. Rating agency capital models, the assumptions used in the models and the components of the capital adequacy calculations, including ratings and, in the case of S&P, capital charges, are subject to change by the rating agencies at any time. Any of Fitch, Moody's or S&P may conclude that FSA will need to raise additional capital or take other measures to maintain its Triple-A ratings, regardless of whether losses actually occur. As a result, the Company may be required to take measures to preserve or raise capital, including through, among other things, increased use of reinsurance, capital contributions from Dexia or the issuance of debt securities. Management believes that, subject to market conditions, FSA has the ability to take the measures necessary to maintain its Triple-A ratings, but there can be no assurance that it will be able to do so, as requirements imposed by the rating agencies are outside the control of the Company. On July 21, 2008, Moody's placed the Aaa insurance financial strength ratings of FSA and its affiliated insurance operating companies on review for possible downgrade.

   As of December 31, 2007, FSA had consolidated shareholder equity of $1.6 billion, and total claims paying resources of $6.7 billion.

   The information relating to FSA and its affiliates contained above has been furnished by FSA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   MBIA Insurance Corporation ("MBIA"). MBIA is the principal operating subsidiary of MBIA, Inc., a Connecticut corporation. MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Insurance Corp. of Illinois ("MBIA Illinois") and Capital Markets Assurance Corporation ("CapMAC"), both financial guarantee insurance companies that were acquired by MBIA Corp. At present, no new financial guarantee insurance is being offered by MBIA Illinois or CapMAC, but it is possible that either of those entities may insure transactions in the future.

   On January 17, 2008, Moody's placed the Aaa insurance financial strength ratings of MBIA Corp. and its insurance affiliates on watch list negative. On January 31, 2008, S&P placed the AAA insurance financial strength ratings of MBIA Corp. and its insurance affiliates on CreditWatch negative. On February 5, 2008, Fitch placed the AAA insurer financial strength ratings of MBIA Corp. and its insurance affiliates on rating watch negative. On February 25, 2008, S&P affirmed the AAA insurance financial strength ratings of MBIA Corp. and its insurance affiliates, the AA- rating of MBIA Inc.'s senior debt and the AA ratings of MBIA Corp.'s North Castle Custodial Trusts I-VIII, with a negative outlook. On February 26, 2008, Moody's affirmed the Aaa insurance financial strength ratings of MBIA Corp. and its insurance affiliates, the Aa2 ratings of MBIA Corp.'s Surplus Notes and the Aa3 ratings of the junior obligations of MBIA Corp. and the senior debt of MBIA Inc., with a negative rating outlook. On June 4, 2008, Moody's placed its Aaa rating of MBIA's insurance financial strength on review for possible downgrade. On June 5, 2008, S&P downgraded MBIA's insurance financial strength rating to AA from AAA, and placed the rating on CreditWatch with negative implications. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA and its insurance affiliates from Aaa to A2. In the same rating action, Moody's also downgraded MBIA Corp.'s Surplus Notes from Aa2 to Baa1, and MBIA Inc.'s senior debt rating from Aa3 to Baa2. Moody's June 19, 2008, downgrade of MBIA and its insurance affiliates reflects MBIA's limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. MBIA Corp.'s ability to attract new business and to compete with other financial guarantors has been adversely affected by these rating agency actions. MBIA Corp's ability to attract new business and to compete with other triple-A rated financial guarantors and its results of operations and financial condition would be materially adversely affected by any actual reduction, or additional suggested possibility of a reduction, in its ratings.

   On February 25, 2008, the MBIA, Inc. announced a plan to implement several initiatives in connection with the restructuring of MBIA's business over the next few years. A significant aspect of the plan will be the creation of separate legal operating entities for MBIA's public, structured and asset management businesses. This is intended to be accomplished as soon as feasible, with a goal of within five years. The objective behind this initiative is to retain the highest ratings possible for both the public finance and structured finance businesses. The implementation of this initiative is subject to various contingencies, including regulatory approval. There are also a number of other initiatives that are effective immediately, including: (i) the suspension of writing new structured finance business for an estimated six month period in order to both increase capital safety margins and to evaluate and revise the credit and risk management criteria and policies; (ii) the ceasing of issuing insurance policies for new credit derivative transactions except in transactions related to the reduction of existing derivative exposure; and (iii) the elimination of the current MBIA dividend to provide an additional $174 million of capital flexibility per year. In addition, MBIA, Inc. will now declare dividends on an annual basis rather than a quarterly basis.

   Virtually all of the insurance policies issued by MBIA Corp. provide an unconditional and irrevocable guarantee of the payment to a designated paying agent for the holders of the insured obligations of an amount equal to the payment of the principal of, and interest or other amounts owing on, insured obligations when due or, in the event that the MBIA Corp. has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by MBIA Corp. In addition, certain of MBIA Corp.'s insurance policies guarantee payments due under credit or other derivatives, including termination payments that may become due upon the occurrence of certain events. On February 25, 2008, MBIA Corp. announced that it ceased insuring new credit derivative contracts within its insurance operations except in transactions related to the reduction of existing derivative exposure. In the event of a default in payment of principal, interest or other insured amounts by an issuer, MBIA Corp. promises to make funds available in the insured amount generally on the next business day following notification. MBIA Corp. generally has an agreement with a bank which provides for this payment upon receipt of proof of ownership of the obligations due, as well as upon receipt of instruments appointing the insurer as agent for the holders and evidencing the assignment of the rights of the holders with respect to the payments made by the insurer.

   Because MBIA Corp. generally guarantees to the holder of the underlying obligation the timely payment of amounts due on such obligation in accordance with its original payment schedule, in the case of a default on an insured obligation, payments under the insurance policy cannot be accelerated against MBIA Corp., except in certain limited circumstances, unless MBIA Corp. consents to the acceleration. In the event of a default, however, MBIA Corp. may have the right, in its sole discretion, to accelerate the obligations and pay them in full. Otherwise, MBIA Corp. is required to pay principal, interest or other amounts only as originally scheduled payments come due. Typically, even if the holders are permitted by the terms of the insured obligations to have the full amount of principal, accrued interest or other amounts due, declared due and payable immediately in the event of a default, MBIA Corp. is required to pay only the amounts scheduled to be paid, but not in fact paid, on each originally scheduled payment date. MBIA Corp.'s payment obligations after a default vary by deal and by insurance type. There are three primary types of policy payment requirements: i) timely interest and ultimate principal; ii) ultimate principal only at final maturity; and iii) payments upon settlement of individual collateral losses as they occur upon erosion of deal deductibles.

   At December 31, 2007, the net par amount outstanding on MBIA Corp.'s insured obligations (including insured obligations of MBIA Illinois, MBIA UK, MBIA Mexico and CapMAC, but excluding $25.5 billion of MBIA insured investment agreements and MTNs for MBIA Asset Management) was $678.7 billion. Net insurance in force, which includes all insured debt service, at December 31, 2007 was $1,022 billion. Net insurance in force, which is net of cessions to reinsurers, is also net of other reimbursement agreements that relate to certain contracts under which MBIA Corp. is entitled to reimbursement of losses on its insured portfolio but which do not qualify as reinsurance under accounting principles generally accepted in the United States of America.

   As of December 31, 2007, MBIA, Inc. had admitted assets of $47 billion (unaudited), total liabilities of $43 billion (unaudited), and total capital and surplus of $3.6 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Financial guaranty insurance typically provides an unconditional and irrevocable guaranty to the holder of a financial obligation of full and timely payment of principal and interest when due.

   Radian Group currently has been assigned a senior debt rating of A- (CreditWatch with negative implications) by S&P and Aa3 (stable) by Moody's. On May 2, 2008, Fitch withdrew its rating of A+. On February 26, 2008, S&P downgraded Radian Insurance to A- from AA-. Radian Insurance remains on CreditWatch with negative implications. The rating change was based on the fact that Radian Insurance is no longer considered by S&P to be a strategic entity to Radian mainly because of the decision in 2007 to discontinue writing insurance on NIMS and second-liens. Radian Insurance had eight active international transactions at the time of the S&P downgrade. Of these transactions, five have early termination clauses that were triggered as a result of the downgrade which allow counterparties to terminate these transactions. On March 4, 2008, Standard Chartered Bank in Hong Kong informed Radian that they wished to terminate their contract with Radian Insurance, effective immediately. There is a possibility that Radian Insurance could be required to return to Standard Chartered Bank, or to transfer to another insurer, unearned premium related to this transaction. Unless extended, this transaction was expected to expire at the end of 2009. On January 31, 2008, Moody's announced that the ratings of the mortgage insurance subsidiaries would remain on review for possible downgrade while it evaluated the capital adequacy of all mortgage insurers. On February 25, 2008, Fitch affirmed the AA- financial strength ratings of Radian Guaranty and its operational affiliates and the A- long-term issuer ratings of Radian Group, but placed these ratings on rating watch negative as compared to the previous status of negative outlook. Fitch cited growing losses and a potential capital shortfall, which, if not addressed within the next several months, could result in a one notch downgrade.

   As of December 31, 2007, Radian had total assets of $8.2 billion, total liabilities of $5.5 billion, and had statutory policyholders' surplus of $1.1 billion and a contingency reserve of $433.3 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   XL Capital Assurance Inc. ("XLCA"). XL Capital Ltd ("XL Capital") was incorporated with limited liability under the Cayman Islands Companies Act on March 16, 1998. To better align XL Capital's operating and reporting structure with its current strategy, it revised its segment structure during the second quarter of 2007. Depending on the nature of the business written, the following product lines or transactions previously managed by and reported as part of the Financial Lines segment are now managed as part of the Insurance and Reinsurance segments and reported therewith: (i) structured indemnity products managed through XL Capital's financial solutions operations ("XLFS"), (ii) political risk products, (iii) weather and energy management products, and (iv) legacy financial guarantee business. Given the changes in XL Capital's operating and reporting structure as described above, it is organized into four operating segments: Insurance, Reinsurance, Life Operations, and Other Financial Lines -- in addition to a corporate segment that includes the general investment and financing operations of XL Capital.

   XL Capital's ability to underwrite business is dependent upon the quality of its claims paying and financial strength ratings as evaluated by independent rating agencies. In January 2008, A.M. Best Company, Inc. ("A.M. Best") revised the financial strength rating of XL Capital's leading property and casualty operating subsidiaries to "A" from "A+" and affirmed them with a `stable' outlook. The downgrade by A.M. Best was primarily due to their concerns regarding XL Capital's historic earnings volatility. As of February 27, 2008, A.M. Best gave XL Capital a rating of A with stable outlook. In March 2008, Fitch revised the financial strength rating of XL Capital's leading property and casualty operating subsidiaries to "BB" from "A" and affirmed them with a `stable' outlook. In February 2008, Moody's downgraded the insurance financial strength ratings of XL Capital's leading property and casualty operating companies to "Aaa3" from "A3". In December 2007, S&P, affirmed XL Capital's leading property and casualty operating companies' financial strength ratings at "A+" with a `stable' outlook. As of mid-June 2008, S&P maintained a BBB- rating on XL Capital's financial strength rating. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses.

   As XLCA's ability to underwrite business is dependent upon the quality of its claims paying and financial strength ratings as evaluated by these independent rating agencies, a further downgrade by any of these institutions could cause its competitive position in the insurance and reinsurance industry to suffer and make it more difficult for XLCA to market its products. A downgrade could also result in a substantial loss of business for XLCA as ceding companies and brokers that place such business may move to other insurers and reinsurers with higher ratings. A downgrade of the A.M. Best financial strength rating of XL Capital Ltd, XL Insurance (Bermuda) Ltd or XL Re Ltd below "A-," which is currently two notches below XL Capital's current A.M. Best rating of "A" ("A+" as at December 31, 2007), would constitute an event of default under XLCA's letter of credit and revolving credit facilities. As well, similar downgrades by A.M. Best or S&P have the ability to trigger cancellation provisions in the majority of assumed reinsurance contracts.

   The majority of XLCA's assumed reinsurance contracts contain provisions that would allow its clients to cancel the contract in the event of a downgrade in its ratings below specified levels by one or more rating agencies. Based on premium value, approximately 60% of XLCA's reinsurance contracts that incepted at January 1, 2007, contained provisions allowing clients additional rights upon a decline in XL Capital's ratings. Typically, the cancellation provisions in XLCA's assumed reinsurance contracts would be triggered if S&P or A.M. Best were to downgrade XL Capital's financial strength ratings below "A-," which is currently three levels below its current S&P rating of "A+" and two levels below its current A.M. Best rating of "A." Whether a client would exercise its cancellation rights after such a downgrade would likely depend, among other things, on the reasons for the downgrade, the extent of the downgrade, the prevailing market conditions, the degree of unexpired coverage, and the pricing and availability of replacement reinsurance coverage. In the event of such a downgrade, XLCA cannot predict whether or how many of XLCA's clients would actually exercise such cancellation rights or the extent to which any such cancellations would have a material adverse effect on XLCA's financial condition or future prospects.

   As of December 31, 2007, XLCA had total assets of $58 billion, total liabilities of $48 billion, and had statutory policyholders' surplus of $12.7 billion.

   The public can read and copy any materials XL Capital files with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800- SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including XL Capital, that file electronically with the SEC. The address of the SEC's website is http://www.sec.gov. XL Capital's Internet website address is http://www.xlcapital.com. The information contained on XL Capital's website is not incorporated by reference into this Annual Report on Form 10-K or any other of XL Capital's documents filed with or furnished to the SEC. XL Capital makes available free of charge, including through XL Capital's Internet website, XL Capital's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

   The information relating to XLCA and its affiliates contained above has been furnished by XLCA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers, if any, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust, if any, is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had an S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by S&P) may or may not have a higher yield than uninsured bonds rated "AAA" by S&P. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer, if any, has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               Sponsor Information

   Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $107 billion under management or supervision as of April 30, 2008. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of April 30, 2008, the total stockholders' equity of Van Kampen Funds Inc. was $149,214,929 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IMIT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              Arizona Risk Factors

   Economic Condition and Outlook. The Arizona Department of Economic Security, Research Administration's (RA's) forecast update for 2007-08 shows Arizona's economy is expected to continue adding jobs over the two-year period. This forecast update calls for growth of 113,700 nonfarm jobs, with growth rates of 2.40% in 2007 and 1.70% in 2008. This suggests that the economy is slowing more than RA's earlier forecasts had predicted. RA's forecast in April was 3.70% for 2007 and 3.00% for 2008. Arizona's economy is nevertheless expected to perform better than the national economy over the two-year period. Global Insight, national economic consultant, forecasts that the nation's nonfarm jobs will grow by 1.40% in 2007 and by 1.10% in 2008.

   Economic expansion outside of the United States helps maintain growth in Arizona industries dependent on exports, such as natural resources and mining and tourism-related industries. Arizona's population growth is expected to continue at about the same pace of 6.10% over two years, according to RA's Population Statistics Unit.

   While job growth rates are projected to decrease during 2007-08, Arizona's economy is expected to experience improving growth trends as some of the affects subside in the housing and finance (mortgage) industries. Population growth will eventually remove the surplus of unsold homes on the current market and provide the impetus of increasing demand for housing.

   Natural resources and mining is projected to continue its strong growth, with 13.30% in 2007 and 6.00% in 2008. Almost 2,000 new jobs are expected to be added in Arizona's fastest growing industry. Demand for copper and other natural resource material is expected to remain strong in both the United States and abroad. In Arizona's rural areas and smaller urban counties, mining activity is projected to bolster other parts of the local economy.

   Construction was projected to lose 2,400 jobs in 2007 and 12,100 jobs in 2008. The slowdown in the housing market and a tightening lending market hastens the construction employment losses. Much of the recent impacts from the sub-prime lending and adjustable-rate mortgage loans are expected to cause various private sector driven adjustments to lending practices.

   Manufacturing forecasts called for a loss of about 900 jobs in 2007 and 300 in 2008. At .60% of its overall employment, manufacturing's losses over the two-year forecast period are relatively small. Recent losses in this sector have been the result of Arizona factory closures and consolidations in the computer and electronic parts sector. Continued military demand is expected to support aerospace product and parts and fabricated metal job growth.

   Trade, transportation, and utilities employment were expected to have lower job growth than forecast in April 2007 as a result of the reduction in the growth rate of consumer spending and wavering consumer confidence. Despite this slowdown, trade, transportation, and utilities is forecast to add the largest number of jobs of any major industry group - 27,000 during the forecast period. As has been the case for several earlier years, higher fuel and energy process are expected to continue to challenge transportation companies and consumers.

   Information technology and related industries are forecast to lose slightly more than 600 jobs in 2007 and then gain 300 jobs in 2008. Recent employment trends in this industry have begun to shift away from several years of losses.

   Job growth in the financial activities industry was projected to slow in 2007 as the financial industry adjusts with credit tightening and restructuring. In 2008, economic and population growth is forecast to bolster this industry despite weakness in the housing market. The financial activities group is forecast to add 2,200 jobs in 2007 and 3,300 jobs in 2008.

   Professional and business services were projected to add 24,400 jobs, with 3.90% growth in 2007 and 2.20% next year. The slowing rates of growth are a result of the overall slowdown in the economy. Job growth is expected to be fairly good in professional, scientific, and technical services, while the other sectors will bear more of the brunt of the economic slowdown.

   Educational and health services were projected to gain 23,000 jobs during the forecast period. The forecast for this industry is only slightly below that of the April 2007 figures. New health care facilities and schools continue to need staffing and will be necessary to meet population demands.

   Leisure and hospitality are projected to add more than 21,500 jobs. This industry is projected to do well from the domestic traveler seeking to explore Arizona and the Southwest, and from travelers from foreign markets taking advantage of the lower value of the U.S. dollar. This industry reached new record highs in 2006 and 2007, despite drought-related weather conditions in the Southwest.

   Other services is projected to add almost 8,700 jobs during the forecast period and represents the second largest percentage gain of any major industry group with increases of 5.10% in 2007 and 3.30% in 2008.

   Government job growth is projected to slow slightly, as demand for public services continues from a growing population. Government is forecast to add more than 17,500 jobs over the forecast period.

   In conclusion, Arizona's economy showed considerable job growth in 2006 -- the fastest job growth state in the nation at 5.40%. However, considerable signs of a slowing national and local economy have caused RA's forecast update to show downward revisions to growth in 2007 and 2008. Regardless, over the forecast period, Arizona's economy is expected to outpace the national economy, which is expected to grow by 1.40% in 2007 and 1.10% in 2008, compared to Arizona's 2.50% and 1.70% growth, respectively.

   Major Initiatives. The Governor's fiscal year 2007 Budget reflects a balanced approach. It emphasizes strategic tax relief and economic incentives that offer enduring benefits to taxpayers and to the State at large. It also modernizes State assets and strengthens vital programs that, during the last three years, bore the brunt of the State's fiscal austerity.

   Children. The fiscal year 2007 Budget provided additional funding of; (1) $7.850 million to increase Child Care provider rates to the 75th percentile of the 2000 Market Rate Survey; (2) $19.530 million for KidsCare Outreach, to reach young, needy children and provide them with proper medical insurance; and (3) $2.149 million for Adoptions Services caseload growth.

   Education. The fiscal year 2007 Budget provided additional funding of $80.000 million to expand Voluntary Full Day Kindergarten to all school districts and $43.875 million to comply with court orders for English language learners.

   Law Enforcement. The fiscal year 2007 Budget provided additional funding of $38.400 million for salary increases for law enforcement personnel within the Department of Corrections, Department of Public Safety, and the Department of Juvenile Corrections; this funding is in addition to the Statewide salary increase for State workers.

   College Students. The fiscal year 2007 Budget sought to improve access to and the quality of University education by raising the match for financial aid to 2:1, increasing the State's contribution from $2.161 million to $7.161 million to help more Arizonans afford a college degree and minimize tuition.

   Healthcare. The fiscal year 2007 Budget provided additional funding of; (1) $61.089 million for growth in the Arizona Long-Term Care System; (2) $17.400 million for an increase in the developmentally disabled population receiving long-term care services; (3) $8.184 million for the purchase of vaccines for children and for first time, high-risk, low-income adults; and (4) $1.565 million for Dual Eligible Medicare Part-D co-pays for physical and mental health medications, to ensure that elderly low-income persons continue to receive medication.

   Public Safety. The fiscal year 2007 Budget provided $10.000 million from the General Fund to expand multi-jurisdiction immigration control efforts, including local law enforcement grants; and $7.000 million from the General Fund for an additional 100 sworn officer positions in the Gang and Immigration Intelligence Team Enforcement Mission, of which 50 are for border security and immigration.

   Tax Reductions. The fiscal year 2007 Budget provided total tax and other revenue reductions of $448.000 million primarily including; (1) a 5.00% reduction ($156.000 million) in individual income tax rates; (2) a three year elimination (fiscal year07 impact of $215.000 million) of a 42 cent property tax, the County Equalization Tax; (3) an increase in the threshold for businesses to pay Transaction Privilege Tax estimated payments from $100 thousand to $1.000 million, resulting in a one-time revenue loss of $55.000 million; and (4) other new tax reductions of $18.000 million, primarily including a $10.000 million corporate income tax credit for donations to private school tuition organizations and a $5.000 million health insurance premium tax credit.

   Businesses. The fiscal year 2007 Budget provided $35.000 million to fund Innovation Arizona, which will invest in science-based research with strategic value to Arizona's long-term competitiveness and quality of life.

   Transportation. The fiscal year 2007 Budget increased transportation spending by $345.00 million including; (1) $245.00 million from the General Fund deposited to the Statewide Transportation Acceleration Needs Account (STAN); (2) $62.00 million from the State Highway Fund deposited into the STAN; and (3) $38.00 million in additional Highway User Revenue Fund monies distributed to local jurisdictions.

   Arizona Veterans. The fiscal year 2007 Budget provided $10.000 million to build the Southern Arizona State Veterans' Home and $1.125 million for 25 new veteran benefit counselors, support staff, and veteran outreach programs statewide.

   State Employees. The operation of State government is made possible through the 70,500 State employees who devote their working lives to public service. The fiscal year 2007 Budget recognized the value of State employees and provided;
(1) $129.687 million for a $1,650 per FTE salary adjustment and a 2.50% performance adjustment; (2) pay raises for law enforcement personnel at the Department of Public Safety ($2.768 million), Department of Juvenile Corrections ($1.510 million), and Department of Corrections ($25.751 million); (3) $3.100 million in pay raises for psychiatrists and nurses at the Arizona State Hospital; and (4) $28.700 million to cover increased health insurance premium costs for State employees.

   Initiatives such as those discussed above clearly illustrate the dynamic impact that can occur when State Government optimizes its existing resources for the benefit of the people it serves and makes the most prudent investments in its infrastructure.

   General Fund. The General Fund ended the June 30, 2007, fiscal year with $1.1 billion in unreserved fund balance and an $841.391 million reserved fund balance for a total fund balance of $1.9 billion. The previous year's total fund balance was $2.3 billion. Included in the $841.391 million reserved fund balance is $673.531 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of Rainy Day Fund established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer (Treasurer) and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process generally allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. GAAP. Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by an approved property insurer for claims in excess of $3.500 million, but less than $450.000 million, and liability claims in excess of $2.000 million for the Universities and the School for the Deaf and Blind and $7.000 million for all other state agencies, but less than $100.000 million. The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to $200.000 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The Risk Management Fund (RMF) deficit of $299.841 million in fiscal year 2007 is primarily due to the RMF receiving annual funding only for expected paid claims (self-insured and excess insurance expenditures, legal and other claim related expenditures, and administrative expenditures), and not being funded for non-current accrued insurance losses. Accrued insurance losses of the RMF are not considered when determining funding for each fiscal year.

   Ratings. As of July 2008, Arizona was assigned an issuer credit rating of AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arizona IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arizona IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arizona IM-IT to pay interest on or principal of such bonds.

   The Arizona IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              Arkansas Risk Factors

   Economic Outlook. Arkansas is a noted leader in the South for its favorable business climate and low cost of doing business. The average cost of living for all of Arkansas' Metropolitan Statistical Areas is consistently below the national average. Businesses also enjoy low tax obligations through a variety of incentives, exemptions, credits and refunds. Targeted business incentives provide start-up companies a 33 percent transferable income tax credit for research and development, a 10 percent payroll tax credit for up to 5 years, and sales and use tax refunds for equipment and building materials. Targeted businesses are those that grow knowledge-based businesses from the intellectual property generated by Arkansas' research universities.

   In fiscal year 2007, wage and salary employment in Arkansas rose to 1,204,660 jobs. This represented an increase of 14,390 jobs or 1.2 percent compared to fiscal year 2006. In fiscal year 2008, wage and salary employment is expected to reach 1,215,740 jobs. This represents a projected increase of 11,070 jobs or 0.9 percent from fiscal year 2007.

   In fiscal year 2007, actual net available general revenues collected totaled $4,467.9 million, of which $4,058.6 million was distributed to state agencies and a $409.3 million surplus was deposited to the Arkansas General Revenue Allotment Reserve Fund. This amount is $233.6 million, or 6.1 percent above the net available distribution of fiscal year 2006. The general revenue distribution included a one-time transfer of $22.0 million from the Arkansas Property Tax Relief Trust Fund.

   Fiscal year 2008 net available general revenue collections are estimated at $4,346.1 million, an increase of $287.5 million or 7.1 percent over fiscal year 2007. The net general revenues distributed for fiscal year 2008 will not include transfers in from the Property Tax Relief Trust Fund or Revenue Allotment Reserve Fund that was the case in fiscal year 2006 and fiscal year 2007.

   Major Initiatives. The Arkansas State Highway and Transportation Department maintained over 16,000 miles of highways and completed construction projects such as resurfacing of existing highways, replacing bridges, adding passing lanes, and building new roads during fiscal year 2007. As a result of the projects over half of Arkansas' interstate system has been rehabilitated and in 2006, 72 percent of Arkansas' interstates were rated "good."

   The National Math and Science Initiative (NMSI) awarded Arkansas a $13.2 million, six-year grant in August 2007 to allow schools to implement research-proven training and incentive methods to improve the performance of students in Advanced Placement (AP) and Pre-AP courses so that they are better prepared for college-level work in math, science and engineering. Only seven states received the NMSI grants. The U.S. Department of Education recognized Arkansas in 2007 as being at the forefront in implementing rigorous learning standards for students.

   Act 1954 of 2005 merged the Arkansas Department of Health with the Arkansas Department of Human Services to create the Arkansas Department of Health and Human Services. The consolidation of the two departments created the largest state agency in Arkansas, with a workforce of 10,000 employees. During fiscal year 2007, the Department of Health and Human Services launched several core initiatives that will, over time, have a profound impact on the consumer and the cost of health care. These include several new technology initiatives that will enable better access to services for consumers and maximize limited state resources. Act 386 of 2007 reversed the merger and returned the two agencies back to separate agencies. The two agencies will continue to work cooperatively to address the health and human service needs of the citizens of Arkansas and to carry out the initiatives that have been put into place.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. The Revenue Stabilization Act requires that, before any state spending can take place, the Arkansas General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established Arkansas' Revenue Stabilization Law. This law and related legislation govern the administration and distribution of state revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the Arkansas General Revenue Allotment Account and the Arkansas Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenue Allotment Account, 3% of all revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance, net of income tax refunds, is then distributed to separate funds proportionately as established by the Stabilization Law. From the Arkansas Special Revenue Fund, 3% of all special revenues collected by the Department of Finance and Administration and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the treasurer for major programs and agencies of the State in accordance with fund priorities established by the Arkansas General Assembly.

   According to the Stabilization Law, the Arkansas General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the treasurer or (2) the maximum appropriation by the Arkansas General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for Arkansas fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds, which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of Arkansas Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the State at the general election on November 2, 1982. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The total principal amount of bonds issued during any fiscal biennium may not exceed $15 million, and the total principal of all bonds issued under Act 496 may not exceed $100 million. The bonds were issued to provide financing for the development of water resources projects in the State of Arkansas approved and implemented by the Arkansas Soil and Water Conservation Commission. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. No bonds were issued under this act in fiscal year 2007.

   Act 686 of 1987, as amended, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the State at the general election on November 8, 1988. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The total principal amount of bonds issued during any fiscal biennium may not exceed $50 million, and the total principal of all bonds issued under Act 686 may not exceed $250 million unless the General Assembly by law authorizes a greater amount to be issued. The bonds are issued to provide financing for the development of waste disposal and pollution abatement facilities projects in the State of Arkansas. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. Arkansas did not issue any bonds under Act 686 in fiscal year 2007.

   Act 683 of 1989, as amended, the Arkansas College Savings Bond Act of 1989, as amended ("Act 683"), authorizes the State to issue College Savings General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $100 million being issued in any fiscal biennium unless the General Assembly of the State shall, by law, authorize a greater principal amount thereof to be issued. The College Series bonds were issued to provide funds to finance capital improvements projects at state institutions of higher education. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. No bonds were issued under this act in the 2007 fiscal year.

   Act 607 of 1997 authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue Water, Waste Disposal, and Pollution Abatement Facilities General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $60 million being issued during any fiscal biennium for nonrefunding purposes unless the General Assembly by law authorizes a greater amount to be issued. The bonds were issued to provide financing for the development of water, waste disposal, pollution abatement, drainage and flood control, irrigation, and wetland preservation facilities projects in the State. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. In fiscal year 2007, $12.4 million of bonds were issued under this act.

   Act 1027 of 1999 and a statewide election conducted June 15, 1999, authorized the State to issue Federal Highway Grant Anticipation and Tax Revenue General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to $575 million to be issued in several series of various principal amounts. The bonds were issued to pay the cost of reconstructing and renovating the interstate highways and related facilities in the State of Arkansas. The bonds are payable primarily from Federal Interstate Maintenance Funds and by state revenues derived from the tax on diesel fuel at the rate of 4 cents per gallon.

   Act 1282 of 2005 authorized the State to issue Higher Education General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to approximately $250 million. However, the total outstanding principal amount of Higher Education General Obligation Bonds issued under Act 1282 of 2005 and the College Savings Bond Act of 1989 shall not have scheduled debt service payments on a combined basis in excess of $24 million in any one fiscal year. The Higher Education General Obligation Bonds were issued to provide funds to finance technology and facility improvements for state institutions of higher education and to refund certain outstanding bonds. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. In fiscal year 2007, $242.9 million of bonds were issued under this act.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   In November 2004, Arkansas voters approved Amendment 82 to the Arkansas Constitution to allow the State to issue general obligation bonds for projects that create 500 jobs and have an investment of $500 million. Pursuant to Amendment 82, bond issuance is limited to 5 percent of state general revenues during the most recent year, which currently would allow an issuance of approximately $191 million in bonds. Changes to legislation governing threshold limits and allowing the director the discretion to increase incentives in highly competitive situations by approving rebates have provided Arkansas additional tools to attract industry.

   The General Assembly has enacted Act 1981 of 2007, which is implementing legislation for Amendment 82. Under Act 1981, the Governor and the General Assembly will approve or disapprove each proposed issuance of bonds under Amendment 82. As of June 30, 2007, no proposed issue of any such bonds had been considered. The State is unable to predict the timing or amount of any such future issuance.

   Arkansas engaged in two significant bond issues during fiscal year 2007. The Arkansas Natural Resources Commission issued $12 million of Pollution Revenue Bonds and the Department of Higher Education issued $243 million of general obligation bonds. The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of Arkansas as of June 30, 2007, was approximately $970 million. Arkansas had approximately $248 million in debt service funds as of June 30, 2007 so Arkansas' net bonded debt was $724,050 million.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Arkansas are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agency. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arkansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arkansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arkansas IM-IT to pay interest on or principal of such bonds.

   The Arkansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             California Risk Factors

   Economic Outlook. Economic growth in the State slowed considerably in 2007, with much lower job growth than in the prior several years, and with the unemployment rate in the State rising to over 5.9 percent at the end of 2007. The slowdown was caused in large part by a dramatic downturn in the housing industry in most of the State. As 2008 began, turmoil continued to rile the stock and bond markets as the problems of risky debt enveloped more parts of the financial community. Both the Federal Reserve and Congress have stepped in to try to give a floor to the damage done by the credit crisis. The Federal Reserve reduced interest rates by an unprecedented 1.25% in January 2008. A federal tax rebate, approved by Congress, should reach taxpayers beginning in May 2008. Also to help the housing market, especially in California, the caps on Freddie Mac and Fannie Mae loans were raised for one year. It is hoped that these actions will be enough of an economic stimulus to avoid a national recession in 2008. As of mid-2008, it appears the housing market has still not reached the bottom, and economic growth in the State is expected to remain slow in the second half of 2008 and in 2009.

   In the 2007-08 fiscal year, the State has lost jobs in eight out of ten months, with losses over the period totaling 49,600 (0.3%), an average of 5,000 jobs a month. While indicative of an economy functioning at less than full potential, the magnitude of recent job losses are far from recessionary in scale. The data continues to show that the housing and real estate sector has been the key source of the slowdown in the State's job growth over the last two years. Although the pace of year-over job growth slowed in May 2008, the non-housing segment of the economy has sustained job growth despite the ongoing housing slump, rapidly rising energy and food costs and the weakening national economy. Personal income growth is expected to be only 3.5%, compared to 5.6% in the 2007. Employment growth for California is expected to be only 0.5% and the unemployment rate will average 6.0%.

   Net Assets. The State government's net assets as of June 30, 2007, were $46.6 billion. After the total net assets were reduced by $81.6 billion for investment in capital assets (net of related debt) and by $19.1 billion for restricted net assets, the resulting unrestricted net assets were a negative $54.1 billion. Restricted net assets are dedicated for specified uses and are not available to fund current activities. Two-thirds of the negative $54.1 billion consisted of $36.3 billion in outstanding bonded debt issued to build capital assets for school districts and other local governmental entities. The bonded debt reduces the unrestricted net assets; however, local governments, not the State, record the capital assets that would offset this reduction.

   Changes in Net Assets. The State government's total net assets decreased by $1.2 billion (2.6%) during the year ended June 30, 2007. Net assets of governmental activities decreased by $1.1 billion (3.0%), while net assets of business-type activities decreased by $140 million (1.2%).

   As the 2006-07 fiscal year began, the economy was slowing down, but still moving. Several of the indicators of the slowdown were signaling the way: interest rates had been rising as a result of tightening in the previous year by the Federal Reserve, oil and gasoline prices were continuing a general rise, and residential construction was down 38% from the prior year. Surprisingly though, the overall employment appeared relatively solid. In July 2006, California's year-over-year employment growth was 1.7%, while the State's unemployment rate, at 4.8%, was the lowest since March of 2001. In December 2006, employment was still growing by 1.3% on a year-over-year comparison, but problems in the real estate market had started to emerge. Housing sales were down 22% compared to December 2005, but statewide prices continued to rise--though by only a modest 3.5% increase. In some regions of California, and particularly in San Diego, prices were beginning to decline. More troubling signs were also being seen, as foreclosures in California more than doubled in the last quarter of 2006 compared to the last quarter of 2005. The problems were concentrated in the subprime portion of the market--loans made to high-risk borrowers. In particular, those subprime loans that were experiencing a "reset" to higher interest rates were seeing escalating delinquency rates.

   Evidence of a major crack in the foundations of the real estate boom appeared in February 2007, and California was at the center of the real estate and financial turmoil as the fiscal year ended in June 2007. The California Association of Realtors reported that in the second quarter of 2007, an estimated 15% of all mortgages in California were subprime. Around the same time period, the Mortgage Bankers Association reported that California represented 17% of subprime loans and over 19% of the foreclosure starts on subprime loans. Nevertheless, it still appeared that the damage from real estate activities would be confined to real estate sales, construction, and the subprime market. As the 2006-07 fiscal year ended, employment was growing at 1.1%; unemployment was increasing, but was still low at 5.3%. Most of the employment growth was in education and health services, leisure and hospitality services, and professional and business services. As 2007 closed, employment growth in California was slowing and unemployment was rising. By the end of December 2007, employment growth in California had fallen to 0.6% from the 1.1% seen in July 2007, while unemployment had risen to 5.9% from the 5.4% of July.

   Since the beginning of the 2007-08 fiscal year, the problems of the real estate market have spread into the larger U.S. financial market and even into global financial markets.

   Infrastructure Planning. Maintaining and improving the highly valued quality of life and economic growth in California will require additional investments in the State's infrastructure. The administration proposes to place bond measures on the ballot in the 2008 and 2010 general elections for voters to consider authorizing $48.1 billion of new general obligation bonds for various education, water management, transportation, court and state facility infrastructure projects. The creation of a Strategic Growth Council is also proposed to coordinate activities and investment of funds in state-owned and state-funded infrastructure.

   Budget Outlook. The 2007 Budget Act was enacted on August 24, 2007, and authorized total spending of $145.5 billion: $102.2 billion from the General Fund, $29.2 billion from special funds, and $14.1 billion from bond funds. Total General Fund resources in this budget are projected to be $105.6 billion. Kindergarten through Grade 12 education spending remains the largest area of the budget. However, the bulk of new education spending is for a 4.53% cost-of-living adjustment. The fastest growing area is correctional programs spending. New costs are necessary to comply with various health care court cases and implementation of Proposition 83, also known as "Jessica's Law", which addresses monitoring of high-level sex offenders. Since enactment of the budget, negative budgetary developments, declining receipts and increasing expenditures have significantly eroded the planned General Fund budgetary reserve of $4.1 billion to an estimated $872 million. In February 2008, the State sold $3.2 billion of Economic Recovery Bonds to help keep a positive budget reserve. Nevertheless, the administration now estimates that there will be a $14.5 billion General Fund deficit by the end of the 2008-09 fiscal year if no actions are taken to reduce spending.

   The Governor's Budget for the 2008-09 fiscal year, released on January 10, 2008, seeks total spending (before proposed budget balancing reductions) of $151.7 billion: $110.1 billion from the General Fund, $27.7 billion from special funds, and $13.9 billion from bond funds. The proposed 2008-09 General Fund expenditures are $6.5 billion higher (6.3%) than 2007-08 fiscal year enacted budget amounts. The Administration proposes a 10% across-the-board budget reduction to agencies, departments, and programs which, if adopted, would amount to approximately $9.1 billion in reduced spending in 2008-09. Concurrent with the release of his budget proposal, the Governor declared a fiscal emergency and called for a special session of the Legislature, as authorized by the State Constitution pursuant to Proposition 58 (March 2004), to address the projected 2008-09 budget shortfall and to prevent a cash shortage. To date, total approved budget solutions enacted during fiscal year 2007-08 amount to $4.8 billion, including the $3.2 billion additional revenues obtained from the February 14, 2008, sale of deficit financing bonds.

   Debt Administration. As of June 30, 2007, the State government had total bonded debt outstanding of $83.2 billion. Of this amount, $52.2 billion (62.8%) represents general obligation bonds, which are backed by the full faith and credit of the State. Included in the $52.2 billion of general obligation bonds is $9.0 billion of Economic Recovery Bonds that are secured by a pledge of revenues derived from dedicated sales and use taxes. The current portion of general obligation bonds outstanding is $2.2 billion and the long-term portion is $50.0 billion. The remaining $31.0 billion (37.2%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding is $1.2 billion and the long-term portion is $29.8 billion. The State government's total long-term obligations increased during the year ended June 30, 2007. The largest change in governmental activities' long-term obligations is an increase of $3.3 billion in general obligation bonds payable.

   Budgetary Control. California's annual budget is prepared primarily on a modified accrual basis for governmental funds. The Governor recommends a budget for approval by the California Legislature each year. This recommended budget includes estimated revenues; however, revenues are not included in the annual budget bill adopted by the California Legislature. Under state law, the State cannot adopt a spending plan that exceeds estimated revenues. Under the State Constitution, money may be drawn from the treasury only through a legal appropriation. The appropriations contained in the Budget Act, as approved by the California Legislature and signed by the Governor, are the primary sources of annual expenditure authorizations and establish the legal level of control for the annual operating budget. The budget can be amended throughout the year by special legislative action, budget revisions by the California Department of Finance, or executive orders of the Governor.

   Appropriations are generally available for expenditure or encumbrance either in the year appropriated or for a period of three years if the legislation does not specify a period of availability. At the end of the availability period, the encumbering authority for the unencumbered balance lapses. Some appropriations continue indefinitely, while others are available until fully spent. Generally, encumbrances must be liquidated within two years from the end of the period in which the appropriation is available. If the encumbrances are not liquidated within this additional two-year period, the spending authority for these encumbrances lapses. State agencies are responsible for exercising basic budgetary control and ensuring that appropriations are not overspent. The State Controller's Office is responsible for overall appropriation control and does not allow expenditures in excess of authorized appropriations. Financial activities are mainly controlled at the appropriation level but can vary, depending on the presentation and wording contained in the Budget Act. Certain items that are established at the category, program, component, or element level can be adjusted by the California Department of Finance. For example, an appropriation for support may have detail accounts for personal services, operating expenses and equipment, and reimbursements. The California Department of Finance can authorize adjustments between the detail accounts but cannot increase the amount of the overall support appropriation. While the financial activities are controlled at various levels, the legal level of budgetary control, or the extent to which management may amend the budget without seeking approval of the governing body, has been established in the Budget Act for the annual operating budget.

   Cash Management. Cash temporarily idle during the year is invested in the Pooled Money Investment Account ("PMIA"). Investment of PMIA moneys is restricted by law to the following categories: U.S. government securities, Federal agency securities, negotiable certificates of deposit, bankers' acceptances, commercial paper, corporate bonds, bank notes, other debt securities, repurchase agreements, reverse repurchase agreements and other investments. The average daily investment balance for the year ended June 30, 2007, amounted to $58.2 billion, with an average effective yield of 5.12%, compared to $55.7 billion and 3.87% for the year ended June 30, 2006. The total earnings of the PMIA for the year ended June 30, 2007, amounted to $2.98 billion, which was distributed as follows: $536 million to the general fund, $1.6 million to the Fish and Game Preservation Fund, $1.5 billion to the Surplus Money Investment Fund, $870 million to local governments, $4.5 million to CalPERS, and $2.85 million to CalSTRS. California's cash management program for the general fund regularly issues short-term obligations to meet cash flow needs. California issues revenue anticipation notes ("RANs") to partially fund timing differences between revenues and expenditures. A significant portion of the general fund revenues are received in the second half of the fiscal year, while disbursements are paid more evenly throughout the fiscal year. If additional external cash flow borrowing is required, California issues revenue anticipation warrants ("RAWs").

   Risk Management. The State government has elected, with a few exceptions, to be self-insured against loss or liability. Generally, the exceptions are when a bond resolution or a contract requires the State government to purchase commercial insurance for coverage against property loss or liability. There have been no significant reductions in insurance coverage from the prior year. In addition, no insurance settlement in the last three years has exceeded insurance coverage. The State government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. All claim payments are on a "pay as you go" basis, with workers' compensation benefits for self-insured agencies being initially paid by the State Compensation Insurance Fund. The potential amount of loss arising from risks other than workers' compensation benefits is not considered material in relation to the State government's financial position.

   The discounted liability for unpaid self-insured workers' compensation losses is estimated to be $2.3 billion as of June 30, 2007. This estimate is based on actuarial reviews of the State's employee workers' compensation program and includes indemnity payments to claimants, as well as all other costs of providing workers' compensation benefits, such as medical care and rehabilitation. The estimate also includes the liability for unpaid services fees, industrial disability leave benefits, and incurred-but-not-reported amounts. The estimated total liability of approximately $3.5 billion is discounted to $2.3 billion using a 5% interest rate. Of the total, $326 million is a current liability, of which $203 million is included in the General Fund, $122 million in the special revenue funds, and $1 million in the internal service funds. The remaining $2.0 billion is reported as other noncurrent liabilities in the government-wide Statement of Net Assets.

   Proposed Budget 2008-2009. The Governor released his proposed budget on January 10, 2008. The 2008-09 proposed spending plan (assuming all proposed budget reductions are enacted) totals $141 billion. This spending plan represents estimated General Fund expenditures of $101 billion, special fund expenditures of $26.2 billion, and bond fund expenditures of $13.8 billion. Proposed General Fund expenditures are 2.3% less than the $103.4 billion expenditures estimated for the 2007-08 fiscal year.

   The Governor's budget projects to end the 2007-08 fiscal year with a $2.8 billion General Fund reserve in the Special Fund for Economic Uncertainties. The Governor suspended the annual transfer to the Budget Stabilization Account required by Proposition 58, passed by California's voters in 2004. Proposition 58 requires that, beginning in the 2007-08 fiscal year, the State transfer into the Budget Stabilization Account by September 30 of each year a specified portion of estimated General Fund revenues until the account balance reaches $8 billion or 5% of the estimated General Fund revenues, whichever is greater, absent an executive order by the Governor.

   In the 2008-09 Overview of the Governor's Budget, the Legislative Analyst's Office (LAO) states that the Governor's budget revenue forecast is generally reasonable and the spending proposals are built upon solid assumptions about caseload and program requirements. However, the LAO added that, considering recent cash trends and economic reports, there are some risks in the Governor's assumptions. The proposed budget continues to demonstrate an annual operating shortfall, whereby the General Fund's operating expenses exceed its revenue.

   Proposed budget-balancing solutions include issuing $3.2 billion of additional deficit-financing bonds (actually issued on February 14, 2008); suspending the planned supplementary payments for early redemption of $1.5 billion of outstanding deficit-financing bonds; accruing in fiscal year 2008-09 $2.0 billion of the personal income and corporation tax revenue that will be received in fiscal year 2009-10; reducing K-14 education spending by $400 million and suspending the Proposition 98 minimum-funding guarantee, resulting in $4.0 billion additional savings in education spending; and reducing spending in most state programs through $4.0 billion in across-the-board reductions.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of California are rated A+ by S&P and A1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   On March 31, 2008, the Court of Appeal, First Appellate District, ruled in Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization) that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell, Inc. sold with computers. The decision will lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined, but with interest may exceed $250 million, which would be made in the 2008-09 fiscal year.

   On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - alleged that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs sought a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action was stayed pending implementation legislation. On September 29, 2006, the Governor signed into law the Quality Education Investment Act ("QEIA") of 2006 for the purposes of implementing the terms of the settlement. Under the QEIA, appropriations will provide certain school districts with approximately $268 million in fiscal year 2007-08 and $402 million for each fiscal year thereafter until 2013-14.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the California IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the California IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the California IM-IT to pay interest on or principal of such bonds.

   The California IM-IT is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in California and is derived from the State of California Comprehensive Annual Financial Report For the Fiscal Year Ended June 30, 2007 by The Office of the State Controller, dated March 28, 2008, and the State of California Financial Report for the Year Ended June 30, 2007 by the California State Auditor, dated March 28, 2008. These sources are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

                              Colorado Risk Factors

   General. The Colorado legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting
(OSPB) develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   Economic Outlook. Colorado's economy continues to outperform the national economy in most major benchmarks such as income growth, employment growth, the unemployment rate and inflation. According to the US Department of Commerce's Bureau of Economic Analysis, Colorado's economy grew 2.0 percent in 2007 in inflation-adjusted terms, to $198.4 billion, good for 20th out of the 50 states. In per capita terms, Colorado has the 10th largest economy of the 50 states.

   Although not immune to national and global economic problems, current macroeconomic circumstances have impacted Colorado far less than other states, for several reasons. Colorado's high country experienced one of its snowiest winters in recorded history. This allowed ski resorts to open earlier, close later and open more terrain. According to Colorado Ski Country USA, skiers and snowboarders from all over the world spent their vacations at Colorado resorts this past winter, nearly matching the single season record of 12.5 million visits set just one year ago.

   Global supply and demand dynamics conspired to push wholesale and retail energy prices ever higher, with oil prices projected by the investment bank Goldman Sachs to reach $150 per barrel during the summer of 2008. While the short-run impact to Colorado consumers is negative, the impact to the energy production sector, both conventional and renewable, has been far more positive. Oil prices have also made renewable energy producers more economically competitive. The cluster of major research universities and federal laboratories on the Front Range has become a magnet for private-sector ventures in renewable energy. It appears this sector will lead the way for economic growth in Colorado for the foreseeable future.

   Due to economic concerns at the national level and an imbalance in real interest rates compared to other developed nations, the value of the dollar has fallen dramatically against benchmark currencies such as the Euro, the pound sterling and the Yen. This has hurt consumers by exacerbating price increases in energy, food and other commodities. However, it has been a boon for exporters and for foreign direct investment. The weak dollar made a good ski season even better, as additional foreign tourists visited Colorado. In addition, the weak dollar makes land, buildings and labor relatively inexpensive for foreign companies and has recently encouraged significant high-profile investment in Colorado by foreign firms such as Siemens AG, Vestas Wind Systems A/S, Brisa, BP PLC, Royal Dutch/Shell, EnCana, and Brookfield Properties.

   In 2007, Colorado employment rose 2.2 percent, a net increase of 51,100 new jobs. Employment growth continues to be positive, but not at a rate sufficient to reduce the number of Coloradans actively searching for a job. Employment growth in Colorado is projected to be 1.4 percent in 2008 and 1.6 percent in 2009. These figures are 0.0 and 0.2 percentage points lower than the March 2008 forecast for 2008 and 2009, respectively.

   The 2007 Colorado unemployment rate dropped to 3.8 percent, the lowest reading since 2000. Although Colorado continues to fare better than other states, the employment outlook has softened somewhat since the March forecast. The most recent data from the Colorado Department of Labor and Employment shows an unemployment rate of 4.4 percent in April, which remains low by historical standards but portends some slack in the labor market. The unemployment rate is projected by OSPB to rise to 4.7 percent in 2008 and then gradually decline to
4.1 percent by 2012.

   During 2007, consumer prices in the Denver-Boulder-Greeley area increased only 2.2 percent - a relatively low rate of inflation by historical standards. However, due to continued increases in the three largest components of CPI (fuel, retail goods and rent-equivalent housing costs) since 2007, this OSPB forecast projects that local inflation will be 3.0 percent in 2008 and 3.2 percent in 2009, an increase of 0.3 percentage points over the March 2008 forecast in both years. This increase reflects the strong market for residential apartments in the Denver area, which posted a vacancy rate of 2.7 percent in the first quarter of 2008 according to the Colorado Department of Local Affairs, and fuel prices that are anticipated to remain around the $4 per gallon mark for the next couple of years, according to the US Department of Energy. Local consumer price index (CPI) data, released by the federal Bureau of Labor Statistics semiannually, represents the average change in price over time for a market basket of goods and services.

   Personal income grew 6.0 percent in 2007. After adjusting for inflation and population growth, real per capita income growth was 1.7 percent. Personal income is projected by OSPB to grow 6.1 percent in 2008 and 6.2 percent in 2009. While these figures appear to be high with regard to a relatively soft economy, they incorporate increased inflationary pressures and do not reflect expectations of improved purchasing power for Colorado consumers.

   Colorado wage and salary income rose 6.3 percent through 2007, reflecting a relatively strong labor market, growth in the labor force and inflation. Wage and salary income is projected by OSPB to increase 5.6 percent in 2008 and 5.8 percent in 2009. Compared to the March 2008 forecast of 5.5 percent growth in 2008 and 5.6 percent growth in 2008, the June 2008 forecast essentially expects inflation to be priced into wage and salary demands with no significant increase to real incomes.

   Population and Migration. In 2007, net in-migration to Colorado was 51,800, which contributed to total population growth of 2.0 percent. OSPB projects net in-migration to grow slightly to 60,300 in 2008 and 61,000 in 2009, with total population growth of 2.0 percent in 2008 and 2.0 percent in 2009.

   Construction. In 2007, residential construction permits dropped 22.6 percent to 30,400, the third consecutive annual decline. Big-company inventory reductions suggest a trend among large and small developers alike: a turn away from expanding new subdivisions on the outskirts of metropolitan areas, and a turn inward where small, attached multifamily units, renovation and remodeling, and "walkable urbanity" both are on the rise. Multifamily permits are still growing slightly; however, it is not enough to offset the decline of single-family permits, 43.2 percent, for the first quarter of 2008 according to the US Census Bureau. Based on a total decline of 30 percent for all residential permits through the first quarter of 2008, housing permits are projected by OSPB to decline 14.9 and 1.0 percent in 2008 and 2009, respectively, putting further upward pressure on rents and inflation measures.

   The total value of nonresidential construction permits statewide grew 10.4 percent to $4.3 billion in 2007. However, this growth is not anticipated to be sustainable in the current economy. Given there was a reported decline of 2.2 percent in nonresidential construction permits just one year prior in 2006, the current OSPB forecast projects the growth of nonresidential permits to be a modest 2.2 percent in 2008 and 2.8 percent in 2009.

   Retail Trade. In 2007, retail trade sales in Colorado rose 7.0 percent. Retail sales growth is projected to continue growing, but at a slower rate of
4.3 percent in 2008 and 5.3 percent in 2009 due to rising consumer debt payments. These projected growth rates are down from the 5.4 and 5.5 percent figures forecast in March.

   Debt Management. The State is constitutionally prohibited from issuing general obligation debt. However, the State has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes, the pledged revenue stream is future federal revenues and state highway users taxes. The State has other forms of borrowing that are small in relation to the revenue bonds and COPs.

   Except for exempt enterprises, the Taxpayer's Bill of Rights (TABOR) amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures.

   Risk Management. The State self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the State has purchased insurance. The State uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during the 2005-06 fiscal year. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the State's risk management fund.

   Risks to the Colorado Forecast. Although Colorado will fare better than the rest of the country, it cannot be totally insulated from broader economic issues. Ongoing corrections in local real estate markets outside Colorado will indirectly impact Colorado, as fewer people will be able to afford to travel to or buy second homes in Colorado.

   The ongoing re-pricing of risk will impact Colorado in subtle ways by raising the interest rates at which local governments can float bonds, raising the costs to start or expand a business and raising the costs to finance the purchase of a home. Experts contend that the true magnitude of the subprime problem is vastly larger than what has already been announced through the writedown of hundreds of billions of dollars worth of bad debts. Further weakness in the banking sector could cause businesses and consumers in Colorado to find it more difficult to borrow money, which would definitely have a negative impact on Colorado's economy.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Colorado are rated AA by S&P and unrated by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in each Colorado Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by each Colorado Trust to pay interest on or principal of such bonds.

   Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

                            Connecticut Risk Factors

   General. Connecticut has no system of county government. Below the State level, governing units consist of 169 municipalities. The General Statutes of Connecticut provide procedures for the creation of many types of local special purpose authorities, districts and similar bodies. Under Connecticut law, all municipal governmental bodies have only the powers specifically granted to them by the State and the ancillary powers that are necessarily implied by the powers explicitly granted.

   Economic Condition and Outlook. After almost eight years of solid economic growth, Connecticut began to experience job losses in Fiscal Year 2001. Between fiscal years 2001 and 2003 the State lost over 60,000 payroll jobs. After three successive years of job losses, in Fiscal Year 2004 the State again experienced gains in payroll employment and by the end of Fiscal Year 2007 had regained most of the jobs lost during the recession. Connecticut ended Fiscal Year 2007 with a relatively low unemployment rate of 4.6 percent.

   Business, professional and financial services account for over 20 percent of total employment in the State and retail and wholesale trade account for an additional 20 percent. These job sectors experienced solid growth during Fiscal Year 2007. Strong job growth was also seen in the leisure and hospitality sector. Manufacturing employment has continued to decline following a trend that began over a decade ago, although the sector still accounts for over 10 percent of total payroll employment.

   Connecticut continues to lead the nation with per capita income of $53,827, which is almost 40 percent above the national level. Connecticut's personal income has been growing at a rate of close to 6 percent and in Fiscal Year 2007 hourly wages increased by 4.7 percent. Connecticut's strong income growth has helped fuel the tax revenues that created budget surpluses over the past four fiscal years.

   Like most other states, Connecticut has been experiencing a recent slow down in housing activities with permits and new home sales declining. As at the national level, Connecticut's economy is expected to slow in 2008 with stagnant employment and modest income growth. Connecticut is expected to slightly outperform the national economy due to its strong income base and the diversification of its industries. The Fiscal Year 2008 budget submitted by the Governor recognizes this slowing growth trend.

   Major Policy Initiatives and Priorities.
   Tax Cuts. Enacted tax cuts reduced fiscal year 2007 General Fund revenue by over $125 million. The tax cuts were targeted to individuals and businesses. The largest dollar tax reductions were on the individual income tax. The property tax credit that could be claimed on the income tax was raised from a maximum of $400 to $500 and a deduction was added for contributions to the Connecticut Higher Education Trust Fund. The sales tax free period for residential weatherization purchases was extended by two months. Business taxes were reduced by eliminating a 15 percent corporation tax surcharge. Tax credits were also added to encourage businesses to locate in Connecticut and to hire displaced workers.

   Reducing Long-Term Liabilities with Surplus Dollars. The State has committed in excess of half a billion dollars of fiscal year 2006 and 2007 surplus to reducing the unfunded liability in the Teachers' Retirement Fund, a state sponsored retirement program for municipal and state teachers. The percentage of liabilities covered by assets in the fund had slipped over time from just over 80 percent to just below 60 percent. These additional contributions are intended to increase the funding level and reduce the State's long-term liability in this area. The State also committed $10 million of fiscal year 2007 surplus to pre-fund the Other Post Employment Benefits ("OPEB") liability that will be reported on the financial statements beginning in fiscal year 2008. These liabilities relate to health insurance benefits extended by the State to its retirees. In fiscal year 2008 all states will be required to report such liabilities as they do now with pension obligations. This is a first step by the State to acknowledge the need to advance fund these benefits.

   Long-term planning. Future spending plans include several major projects that are on the horizon. For example, at the beginning of the new fiscal year, the State bond commission granted approval to sell bonds to build new infrastructure throughout the State. The Governor and legislature have committed long-term funding to improve the State's roads and highways and public transportation systems. This commitment resulted in the sale, by the Treasurer in October 2007, of Special Tax Obligation bonds in the amount of $250 million. It is expected that special legislation will continue to empower the State bond commission to authorize additional financing of the infrastructure program each year. Other bond commission approvals were granted that provide for better housing, school facilities, and the continuation work on waste and drinking water control projects.

   Budgetary and Other Control Systems. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year.

   This amendment also provided a framework for placing a cap on budgeted appropriations. Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the State's personal income or inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap.

   The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by a three-fifths vote approves appropriations in excess of the cap. This has occurred in several fiscal years to allow direct appropriations of surplus to be substituted for debt financing, and other permit other spending initiatives from surplus funds.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and policies; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in state government. This work has included improvements to the central state accounting system that advance internal control efforts.

   Revenues and Expenses. Total revenues for the governmental activities increased, by $0.8 billion, to $19.2 billion. This increase was due mainly to an increase in tax revenue of $0.9 billion being offset by a decrease in operating and capital grants of $0.2 billion. Total expenses increased by $0.7 billion to $18.1 billion. This increase can be attributed mainly to increases in general government and education expenses of $0.5 billion. Even though total revenues exceeded total expenses by $1,098 million, this excess was reduced by transfers of $866 million, resulting in an increase of net assets of $232 million.

   As noted above, total revenue increased by 4 percent during the fiscal year, reflecting continued economic growth. Both State and national economic indicators were generally positive during the fiscal year. Preliminary estimates showed that 20,400 jobs were added to the State economy during the fiscal year, and the unemployment rate was a relatively low 4.3 percent. In the third quarter of the fiscal year, the State had the second highest personal income growth in the nation with a 3.5 percent increase. Annualized personal income growth through the same quarter was over 5 percent. Retail sales grew 3.8 percent, while major stock indexes grew at double digit rates and corporate profit growth was solid during the fiscal year. The housing market continued to show signs of weakness during the fiscal year both nationally and in the State.

   Total revenues and expenses of business-type activities were virtually unchanged between fiscal years 2007 and 2006. Although, total expenses exceeded total revenues by $545 million, this deficiency was offset by transfers of $866 million, resulting in an increase in net assets of $321 million.

   Capital Assets. As of June 30, 2007 the State had an investment in total capital assets (net of accumulated depreciation) of $13.2 billion. During the fiscal year, capital assets of governmental activities and business-type activities increased by $197 million and $33 million, respectively. Depreciation charges for the fiscal year totaled $1.0 billion.

   Debt. The State, pursuant to various public and special acts, has authorized a variety of types of debt which fall into the following categories: direct general obligation debt, which is payable from the State's general fund; special tax obligation debt, which is payable from the debt service fund; and revenue debt, which is payable from specific revenues of enterprise funds.

   In fiscal year 2007 the State increased outstanding bonds by $189 million. Bonds of governmental activities increased by $148 million while bonds of business-type activities increased by $41 million. The State's General Obligation bonds are rated Aa3, AA and AA by Moody's, S&P and Fitch respectively. Special Tax Obligation bonds are rated Aaa, AAA, AAA by Moody's, S&P and Fitch respectively.

   Section 3-21 of the Connecticut General Statutes provides that the total amount of bonds, notes or other evidences of indebtedness payable from General fund tax receipts authorized by the General Assembly but have not been issued and the total amount of such indebtedness which has been issued and remains outstanding shall not exceed 1.6 times the total estimated General fund tax receipts of the State for the current fiscal year. In computing the indebtedness at any time, revenue anticipation notes, refunded indebtedness, bond anticipation notes, tax increment financing, budget deficit bonding, revenue bonding, balances in debt retirement funds and other indebtedness pursuant to certain provisions of the General Statutes shall be excluded from the calculation. As of February 2007, the State had a debt-incurring margin of $4.5 billion.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Connecticut are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in each Connecticut Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in each Connecticut Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by each Connecticut Trust to pay interest on or principal of such bonds.

   Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              Florida Risk Factors

   State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the State is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Florida's budget focuses on the needs of the State and its citizens, as well as desired results of programs and services. Chapter 216 of the Florida Statutes promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The fund balance reserved for budget stabilization is intended to cover revenue shortfalls and emergencies as defined by law.

   Economic Outlook. Florida's economy is currently experiencing a decline in overall rates of growth and a significant downturn in its housing market. The rate of job creation outside the agricultural sector has slowed by almost two percent compared to the prior year. Population growth, the historical major driving force behind Florida's economy, is showing signs of leveling off for the first time in decades. Rates of unemployment have increased slightly. Downward trends in consumer spending and real estate sales are resulting in either flat or declining general tax revenues to the State government. Property insurance bills for Florida homeowners have not decreased as expected when lawmakers passed legislation to shift a portion of catastrophic risk from private insurance markets to the State government. Homeowners are also feeling pressure from higher property tax bills as local governments generated revenues to handle the needs of rapidly increasing populations in the past.

   General fund tax collections for the fiscal year ended June 30, 2007 were 3.8 percent lower than the prior fiscal year. Sales tax collections, the State's primary source of general revenue, were essentially flat, showing only minor growth from the prior year. This is primarily due to a decline in consumer spending related to rebuilding after the hurricane events of 2004 and 2005 as well as declining spending levels related to record-level rates of housing construction, which peaked in 2006. Collections of documentary stamp taxes, which result from sales of real estate, declined significantly compared to the prior fiscal year.

   Although Florida's housing market reflects national trends, it has proven more vulnerable to the real-estate market downturn due to the popularity of second homes and speculative investment activity in recent years. The overall trend for other sources of general fund revenues, such as corporate income taxes and intangible taxes, show either consistency with the prior fiscal year or decline. Despite the pressure on general fund revenues, the State was able to slightly improve its cash reserves during the year.

   A special legislative session was held in October 2007 to address anticipated revenue shortfalls predicted by revenue estimates prepared in August 2007. The resulting action, Chapter 2007-326, Laws of Florida, permanently reduced Florida's budget by over $1 billion for the fiscal year ending June 30, 2008. The most recent revenue estimate prepared in November 2007 reduces estimated general fund revenue collections by an additional $1 billion for the fiscal ending June 30, 2008. The November estimate is lower than fiscal year 2006-07 collections by 3.5 percent, or $933 million. Future legislative action may be required to make spending reductions to offset any fiscal year 2007-08 revenue shortfalls which can't be absorbed by the State's working capital balance. State agencies have been advised that they should plan to reduce discretionary spending as well as delay the implementation of new or improved programs with recurring costs, until reduction plans are finalized for the 2007-2008 and 2008-2009 fiscal years.

   Florida's underlying economic fundamentals remain sound as evidenced by lower but continued population growth and good growth in personal incomes. Six years of above-average economic growth yielded strong revenue growth and consistent operating surpluses. The State's audited financial reports consistently show significant unreserved fund balances which are available for use for the purposes of the various funds. The unreserved fund balance for all governmental funds was approximately $9.2 billion at June 30, 2007. Despite downward trends in general revenue tax collections, the State was able to increase the fund balance of the budget stabilization fund by 14 percent to $1.2 billion for the fiscal year ended June 30, 2007. The budget stabilization fund is reserved for use to offset general fund deficits and other purposes. Maintenance of this reserve is an indication of fiscal strength. Florida continues to follow conservative fiscal management practices as evidenced by the quick response to reduce spending for the fiscal year ending June 30, 2008.

   Financial Trends. These trends help assess how Florida's financial position has changed over time. For fiscal year 2006-07 (ended June 30, 2007) the net assets invested in governmental activities increased 4.48 percent as compared to
10.87 percent in fiscal year 2005-06. The net assets invested in business-type activities increased 37.40 percent as compared to a 30.28 percent decrease in fiscal year 2005-06. This significant increase follows a decrease that was primarily a result of reimbursements for losses associated with four hurricanes in 2004. The net assets invested in the total primary government (which includes governmental activities and business-type activities) increased 7.89 percent in fiscal year 2006-07 as compared to 4.49 percent in fiscal year 2005-06.

   Revenues and Expenditures. This information relates to Florida's significant revenue sources and can assist with evaluating the government's ability to produce its own source revenues. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Florida's revenues totaled approximately $34.66 billion while the expenses totaled approximately $65.22 billion. The total governmental fund balance was approximately $19.43 billion.

   The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2006-07 was $30.55 billion as compared to $33.58 billion resulting in a decrease in the expense of 9.0%.

   Debt Management. This information will provide an understanding of Florida's outstanding debt and its ability to issue new debt. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor of Florida or the Comptroller of Florida believes a deficit will occur in any fund, by statute, he must certify his opinion to Florida's Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the Florida Constitution authorizes Florida to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of Florida and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Florida Division of Bond Finance of the Florida State Board of Administration has the responsibility to issue all state bonds.

   Florida's outstanding general obligation bonds at June 30, 2007, totaled approximately $23.9 billion and were issued to finance such capital outlays as educational projects of local school districts, community colleges and state universities, environmental protection and highway construction. During the fiscal year ended June 30, 2007, the State took advantage of favorable conditions and issued bonds for the purpose of refunding previously issued bonds. The refundings of these bond series were made in order to obtain lower interest rates and the resulting savings in debt service payments over the life of the bonds. Also, the legal debt margin calculated for fiscal year 2006-07 is $166 million as compared to $298 million fiscal year 2005-06.

   Declining revenue collections recently resulted in a key debt ratio of the State moving near a target limit set by the legislature as a component of conservative fiscal policies. As long as revenue collections available to pay debt service remain lower than anticipated, the State does not have additional bonding capacity beyond already authorized programs while staying below this target. Any long-term borrowings not already authorized must be evaluated with a higher threshold for justification considering the importance of maintaining Florida's excellent bond ratings, which serve to keep the cost of borrowing low.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance whether any such matters, individually or in the aggregate, will have a materially adverse effect on Florida's financial position.

   The Future. Challenges lay ahead as compromises are made to reduce state spending in light of declining general revenues. The Florida Legislature has already reduced planned spending by over $1 billion for the fiscal year ending June 30, 2008. Now it appears that additional spending reductions are needed as revenue collections continue to be below projections.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Florida are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Florida IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of Florida and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Florida IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Florida IM-IT to pay interest on or principal of such bonds.

   The Florida IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              Georgia Risk Factors

   State Profile. Georgia is an economic hub of the southeast. The capital in Atlanta is the major economic and population center of the State with major regional economic and population centers in Augusta, Savannah, and Macon. Georgia's economic base is diverse with major port facilities on the coast, agricultural resources throughout the State, manufacturing and service industries, and is a major transportation hub with the busiest airport in the nation. Georgia is the ninth largest state with a population of 9.54 million people.

   Economic Condition and Outlook. Georgia's economy in fiscal year 2007 continued its recent rapid growth following the recession of 2001. Key components of the tax stream most closely associated with the State's economic trends and conditions continued to experience year over year revenue growth in fiscal year 2007. These include the individual income tax, sales and use tax, and corporate income tax. Based on revenues reported on a statutory basis, fiscal year 2007 individual income tax revenues grew 10 percent over fiscal year 2006. Fiscal year 2007 sales and use tax revenues grew by 3.6 percent, while corporate income tax revenues grew by 18.1 percent. This is the third consecutive year in which corporate income tax revenues have experienced growth rates in excess of 10 percent. Estimated payments by corporations grew by 20.5 percent; this growth reflects, in part, the high growth rate in corporate profits reported by the U.S. Bureau of Economic Analysis. Refunds to corporate taxpayers were up 19.8 percent, and assessments to corporate taxpayers were down
20.9 percent for the fiscal year.

   Economic indicators for Georgia demonstrate that the State's economy continues to grow although growth has moderated since fiscal year 2006.

   The unemployment rate remains low in Georgia at 4.6 percent for September 2007. This compares to the U.S. unemployment rate of 4.7 percent the same month. An unemployment rate of approximately 5 percent is generally considered to constitute full employment. The number of establishments reporting employment activity that are located in Georgia continues to expand. For the fourth quarter of 2006, the latest data available, the number of establishments in Georgia increased by 4.5 percent over the prior year. This compares to 3 percent for the U.S. as a whole.

   The economic outlook for Georgia is clouded by the national housing downturn, high energy prices and slowing consumer spending. The housing slowdown is affecting the economy directly through lower construction activity and indirectly through its impact on consumers' financial situations due to declining prices in some regions and tougher mortgage lending standards. In addition, drought conditions in Georgia and other parts of the southeast could have an impact on agriculture and manufacturing activity in Georgia.

   Economic Factors. The trend for economic recovery in the U. S. has been similar for the State of Georgia. On January 11, 2008, the Department of Revenue announced that net revenue collections during the month of December for fiscal year 2008, increased by $470 thousand or less than 1 percent from the same period in fiscal year 2007. The year-to-date collections for December 2007 increased by $348 million or 4.2 percent from the prior year.

   The Georgia Department of Labor reported the November 2007 unemployment rate to be 4.2 percent, or 205,722 of a civilian labor force of 4.9 million, down from the prior month's rate of 4.7 percent. The November 2007 rate also indicated a decrease of 0.2 percent from the same month of the prior year.

   Total non-farm employment continues to expand in Georgia. Job additions as measured by the increase in total non-farm employment from September 2006 through September 2007 as reported by the Bureau of Labor Statistics totaled 74,300 jobs, an increase of 1.8 percent. This compares to the U.S. employment growth rate of about 1.2 percent for the same period.

   The housing sector in Georgia has slowed. Home permits issued in August 2007 were approximately 30 percent below the number of permits issued in August 2006 calculated on a three month moving average basis. Although construction activity has slowed, housing price indicators show that overall home prices in the State are not falling as they are in many regional markets. The Office of Federal Housing Enterprise Oversight index indicates that the median price of homes in Georgia increased about 4.7 percent in the second quarter of 2007 over the prior year compared to 3.2 percent for the U.S. The S&P/Case Shiller repeat purchase index indicates that prices in the metropolitan Atlanta area increased 1.2 percent in July 2007 over July 2006. For a composite of twenty metropolitan areas, this index decreased 3.9 percent over this period.

   Major Initiatives

   Educated Georgia. A major focus, demonstrated through continuous improvements to the quality of education in the State, is to ensure that Georgia students are well prepared for the future. The State, which provided nearly $7.4 billion in funding for enrollment of over 1.6 million students, a 2.65 percent increase over fiscal year 2006, is committed to strategic initiatives designed to increase the graduation rate and to improve student achievement.

   Healthy Georgia. Emphasis is being placed on services in community settings and serving individuals in homes as opposed to institutional settings. Child care and safety are being addressed with technology and programs to improve service delivery. Care management, eligibility verification, and utilization controls have reduced the rate of growth in both Medicaid and PeachCare for Kids. In addition, the Department of Community Health has implemented strategic premium pricing in the State Health Benefit Plan to help drive employees towards lower-cost consumer-driven health plans. The State's cost containment initiatives are estimated to save $4.2 billion over 5 years.

   Safe Georgia. The State continues to address a growing prison population with increased funding for facilities and rehabilitation and drug treatment programs. Funding targets law enforcement, DUI courts, drug enforcement and prevention programs continue to receive attention and funding.

   Best Managed. The State continues to focus on efforts to place Georgia on an efficient and effective foundation. The Commission for a New Georgia is an innovative public-private partnership formed to create breakthrough ideas to help Georgia become a better-managed state and to envision Georgia's strategic future. Initiatives to improve government operations are focused on procurement processes, facilities and fleet asset management, customer service, employee management, financial management and strategic planning. In maintaining the State's pursuit of fiscal responsibility, the Governor and legislature have taken steps to fund the State's annual required contributions for retired state employees' health care with an initial appropriation of $147 million in fiscal year 2008 with additional increases in fiscal year 2009.

   Growing Georgia. Georgia continues to be one of the fastest growing states in the nation with a population increase of 2.2 percent between July 2006 and July 2007, the fastest growth in the South. Meeting demands of an ever increasing population requires major investment in infrastructure maintenance and development. The State continues to invest in transportation to improve highways around its rapidly growing cities and to spur economic development around the State.

   Budgetary Highlights. The final budget exceeded original appropriations by approximately $8.4 billion. This increase resulted primarily from $2.9 billion of federal revenues, and $4.9 billion of other revenues being amended into the budget by the State organizations that anticipated earning the funds. Additionally, the State's Supplementary Appropriations Act increased budgeted state general revenues by $504 million.

   At fiscal year end, funds available were approximately $2.4 billion less than final budgetary estimates and expenditures were approximately $3.5 billion less than final budgetary estimates, resulting in an excess of funds available over expenditures of approximately $1.1 billion.

   Excesses of state funds existing as of the end of each fiscal year are reserved and added to the budgetary Revenue Shortfall Reserve. The reserve cannot exceed 10 percent of the previous fiscal year net budgetary revenue for any given fiscal year and up to 1 percent of the preceding fiscal year's budgetary net revenue collections may be appropriated from the reserve to fund increased educational needs. The State's economic growth contributed to an increase of $767 million in the Revenue Shortfall Reserve for the current year, resulting in the fiscal year 2007 balance of $1.73 billion. The reserve amount was 9.2 percent of budgetary net revenue collections and $188 million of the reserve is available fund increased educational needs.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt, to provide for the proper application of use of the debt proceeds, and to establish the procedures for protecting the holders of such debt. At the end of the current fiscal year, the State had total bonded debt outstanding of $8.8 billion.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The State is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to state and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Georgia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Georgia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Georgia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Georgia IM-IT to pay interest on or principal of such bonds.

   The Georgia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

                               Kansas Risk Factors

   State Profile. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

   Economic Factors and Next Year's Budgets and Rates. According to the Kansas Department of Labor Kansas Labor Market Information News Release for July 2007, employment for nonfarm jobs in the State of Kansas for June 2007 is improving. Compared to June 2006, employment increased by 32,800 jobs for a total of 1.4 million nonfarm jobs. Kansas has had 12 consecutive months of over-the-year job growth. The unemployment rate was 4.8% for June 2007, compared to 4.7% in June 2006.

   Net assets may serve over time as a useful indicator of the financial position of a government. The combined net assets of the State (government and business-type activities) totaled $11.1 billion at the end of 2007, compared to $10.5 billion at the end of the previous year, an increase of 5.1%.

   The largest portion of net assets reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2007 by $11.1 billion (presented as "net assets"). Of this amount, $338.7 million was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors.

   Total net assets increased by $536.5 million (5.1% increase) in fiscal year 2007. Net assets of governmental activities increased by $413.4 million (4.3% increase), and net assets of the business-type activities increased $123.1 million (12.7% increase).

   Fund Highlights. For fiscal year 2007, the governmental funds reported a combined ending fund balance of $1.4 billion, an increase of $35.8 million in comparison with the prior year. Of the total amount, $620.5 million represents the fund balance of the Transportation Fund. There is $120.3 million in the "unreserved fund balances". The reserved balances of $1.3 billion include the reserve for advances to other funds of $102.9 million and the reserve for encumbrances of $1.1 billion.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the State. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year.

   For fiscal year 2007, the governmental funds reported a combined ending fund balance of $1.4 billion, an increase of $35.8 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $1.1 billion and for advances in the amount of $144.3 million.

   The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was $792 million, while the total fund balance reached $820.9 million. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 12.8% of total General Fund expenditures, while total fund balance represents 13.3% of that same amount. The fund balance in the General Fund increased by $148.9 million during the current fiscal year.

   Cash Management. On a daily basis, the State monitors receipts to, and expenditures out of, the State Treasury. It also employs cash flow tools and techniques that maximize revenues without incurring undue risk. The State invests idle funds to match anticipated cash flow needs by using government securities, collateralized bank deposits, and high grade commercial paper to provide safety, liquidity, and yield, in that order. As a cash flow management policy, the State seeks to avoid borrowing from its own idle funds to meet expenditure obligations of the State General Fund.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. The Kansas Finance Development Authority ("KDFA") is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations decreased by $51.7 million during the current fiscal year. The key factor in this decrease was the scheduled and early principal paid on bonds exceeded the bonds issued during the year. Bonds issued during the year include $13.2 million for State of Kansas Projects, KDFA Series 2006L, $24.8 million for Transportation Revolving Funds, KDFA Series 2006 TR, $27.8 million for KSU Housing System, KDFA Series 2007A, $6.3 million for KU Recreation Center Expansion, KFDA 2007E, and $34.5 million for the IMPACT program, KDFA Series 2007F.

   The State's total long-term debt obligation showed a net decrease of $13.7 million (0.3%) during the current year. This decrease was primarily due to a $37.8 million decrease in revenue bonds, a $13.9 million decrease in STAR bonds, and a $38 million increase in other long-term obligations.

   Ratings. The State of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of July 2008, S&P and Moody's assigned an issuer credit rating of AA+ and Aa1 respectively, to the State of Kansas. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the financial position of the State, except for potential litigation involving the Kansas Department of Social and Rehabilitation Services ("SRS") versus the Centers for Medicare and Medicaid Services ("CMS"). CMS deferred $58.3 million of child welfare Medicaid claims for the period April 1, 2004 to December 31, 2006. Counsel is optimistic that the State will ultimately be successful in any action against CMS involving this matter.

   As a result of an Office of Inspector General (OIG) audit finding, the Disability Determination Services disallowed SRS $4.9 million of indirect costs for fiscal years 1998 through fiscal year 2002 which were allocated through the SRS approved cost allocation plan. The SRS is currently appealing this finding. The Kansas Department of Revenue has potential liabilities of $9.6 million in for corporate income tax credits including accrued interest, $10.2 million of sales tax refunds and $6 million in tax assessments.

   Risk Management. The State maintains a combination of commercial insurance and self-insurance to cover the risk of losses to which it may be exposed. This is accomplished through risk management and various outside entity commercial insurance providers. It is the policy of the State to cover the risk of certain losses to which it may be exposed through risk management activities. In general, the State is self-insured for certain health care claims (prescription drug and dental plus three of eight medical health plan options), State employee workers' compensation, long-term disability, tort liability, personal property, and real estate property losses up to $500,000 (except where separate coverage is required by bond covenant). The State has commercial vehicle liability coverage on all vehicles, and a statewide commercial policy on real property valued at $500,000 or more (except where separate coverage is required by bond covenant). Insurance settlements have not exceeded insurance coverage for the past three fiscal years. Risk is managed by positively addressing various benefits and liabilities through review, legislation and administration to assure that claims are promptly and correctly adjudicated and that appropriate and fair benefits and liabilities are reflected in the statutes and regulations. Where cost effective and appropriate, such as limiting the impact of a catastrophic occurrence to the State buildings, the State has limited its exposure through high deductible catastrophic loss insurance.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kansas IM-IT to pay interest on or principal of such bonds.

   The Kansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              Kentucky Risk Factors

   Economic Condition and Outlook. Kentucky's economy has shown strong gains for the last three years, but in terms of both personal income and employment these gains have been less than the national average. Kentucky's substantial reliance on manufacturing jobs is the primary cause for the lower growth. Excess manufacturing capacity abroad and increased productivity--without a concomitant increase in wages--has kept income from growing.

   In fiscal year 2007, personal income is estimated to have increased by 5.6 percent to $128.6 billion. Wages and salaries comprise about 53 percent of total income. These were up by 5.2 percent during the year. Kentucky's personal income is expected to be up by 5.4 percent in fiscal year 2008 and then grow at lower rates of 4.6 and 5.3 percent in fiscal year 2009 and fiscal year 2010. The lower growth rates are tied to the general economic slowdown related to the subprime lending crisis and the spike in energy prices.

   Nonfarm employment in Kentucky increased by 1.5 percent in fiscal year 2006 resulting in the addition of 26,600 jobs. During fiscal year 2007, the job market weakened substantially with employment increasing by 0.7 percent and the creation of just 12,900 jobs.

   The service-providing sectors posted the largest gains during the year with an increase of 1.1 percent compared to decline of 0.8 percent for the goods-producing sector. Government jobs account for 17 percent of total non-farm employment and were up 1.0 percent for the year.

   Kentucky's employment composition has changed over the last decade and has converged closer to the national average. However, employment is still dominated by manufacturing and construction. The goods-producing sector accounts for 20 percent of all jobs in Kentucky compared to the national average of 16 percent. In the last few years this has been to Kentucky's disadvantage as manufacturing facilities have moved to low-cost centers abroad, and the ones that remain have seen a surge in productivity.

   The subprime meltdown has had some impact on Kentucky, but not at the same scale as states like California or Florida. However, Kentucky will feel the impact of a prolonged financial crisis at the national level. For the next three years overall employment growth is expected to average 0.9 percent annually. The sliding dollar is expected to help Kentucky's exports, but the wage differential between newly industrialized economies and the U.S. is difficult to bridge. This means manufacturing employment in Kentucky will continue to decline in fiscal year 2008 and for both years of the next biennium.

   Long-Term Financial Planning. Kentucky has by statute (KRS 48.705) a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of 5 percent of general fund revenues. As of June 30, 2007, the BRTF has a balance of $231.5 million which was maintained throughout the fiscal year.

   Major Initiatives. Fiscal year 2007 was the first year of the Commonwealth's budget biennial period. The fiscal year 2007 General Fund budget included a three percent spending increase over the budget for fiscal year 2006. Education spending increased four percent, mainly for elementary and secondary education. Human services were also a primary focus of increased spending. Funding for mental health and mental retardation programs increased by ten percent, and programs aimed at improved aging services were increased by over 30 percent. Economic development programs aimed at spurring entrepreneurship and economic growth in high technology areas were increased substantially. Within the criminal justice system, efforts were made to contend with growing probation and parole caseloads, as well as prosecutorial and public defender caseloads. Public pension funding was also a major initiative: funding for employer contributions to Kentucky's employee pension funds increased by 32 percent, and by over 20 percent for the teachers' pension system. Nearly half of the increase in General Fund spending over the prior year was devoted to debt service supporting a significant amount of new capital investment.

   The Commonwealth's capital program in fiscal year 2007 was budgeted at an unprecedented level. The majority of it was financed through the issuance of debt. The capital budget for fiscal year 2007 included $2 billion in bond financed projects. The largest proportion of new project activity was directed to the Commonwealth's nine postsecondary education institutions. The second largest commitment of support is for local water and sewer infrastructure projects, over $250 million. The School Facilities Construction Commission, which aids local school districts in new construction and renovation projects, received $150 million in new bonds from the 2006 General Assembly to support offers of assistance to local school districts. Also funded was a $60 million Parks Development program and $37.5 million in economic development investments.

   During fiscal year 2007, the Commonwealth began its Medicaid reform effort, entitled Kentucky Health Choices, becoming one of the first states to take advantage of the new flexibility included in the federal Deficit Reduction Act passed by Congress in 2006. The fiscal year 2007 budget incorporated a lower growth rate of increased spending based upon program improvements resulting from the reform effort, only one percent. The Commonwealth also implemented self-insurance in fiscal year 2007 for over 190,000 state employees, school district employees, and retirees.

   For the third year in a row, General Fund revenues exceeded original budgeted estimates, reflecting an improved fiscal climate compared to the four years before. General Fund revenues were budgeted to grow by two percent, though the economic growth assumptions underneath were about twice that growth rate. Actual revenues grew by 2.4 percent, or about $182 million higher than budgeted. The Commonwealth ended the fiscal year 2007 with a budgeted surplus in the General Fund of $145 million, and $21 million in the Road Fund. Remaining portions of the 2005 Tax Modernization legislation, the JOBS for Kentucky program, began to be implemented during fiscal year 2007. The legislation included a major restructuring of corporate and business taxes; repealing the corporate license tax, broadening the base of entities paying the corporate income tax, and lowering the corporation income tax rate. The personal income tax rate was reduced, a low-income tax credit was established, the intangible property tax was repealed, the cigarette tax was raised, wholesale alcohol taxes were increased, communications taxes were restructured, and a number of tax credits were established. In the spring of 2006, in a special session of the General Assembly, the corporate income tax changes made in 2005 were modified further. The primary focus was on relief to small businesses comprising of no liability for gross receipts or gross profits under $3 million, and reduced liability for those between $3 and $6 million. The changes also established a new limited liability entity tax with a $175 minimum; and returns to conformity on federal treatment. On January 16, 2008, the Consensus Forecasting Group revised the official General Fund revenue estimate for the Fiscal Year 2008 to $8.633 billion, which is $132.2 million below the estimated levels on which the Fiscal Year 2008 budget was enacted. The Fiscal Year General Fund actual revenues total $6.216 billion through March 2008.

   Assets. Net assets may serve as a useful indicator of a government's financial position. The Commonwealth's combined net assets (governmental and business-type activities) totaled $17.4 billion at the end of 2007, as compared to $17.9 billion at the end of the previous year.

   The largest portion of the Commonwealth's net assets, $18.2 billion, is invested in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), and minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

   The second largest portion of the Commonwealth's net assets, totaling $1.6 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets. The unrestricted net assets, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is a negative $2.4 billion; therefore funds are not available for discretionary purposes.

   Debt Administration. The Office of Financial Management, as established in KRS 42.4201, is responsible for the oversight of the Commonwealth's debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.

   The Commonwealth of Kentucky's bonded debt decreased by $104 million to $3.4 billion, a 2.93% decrease during the current fiscal year. The major factor in this decrease was the maturity of bonds outstanding and the issuance of notes for interim financing, rather than bonds. No general obligation bonds were authorized or outstanding at June 30, 2007.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   At March 31, 2008, the Commonwealth's operating portfolio was approximately $4.0 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (14%); securities issued by agencies and instrumentalities of the United States Government (19%); mortgage backed securities and collateralized mortgage obligations (13%); repurchase agreements collateralized by the aforementioned (21%); municipal securities (7%); and corporate and asset backed securities, including money market securities (26%).

   The Commonwealth's investments are currently categorized into three investment pools: Short-term, Intermediate-term, Long-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage backed securities, collateralized mortgage obligations and asset backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102% of eligible collateral, marked to market daily. Eligible Collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth. At the present time the Commonwealth has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counter-parties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset backed securities rated in the highest category by a nationally recognized rating agency.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20% of any investment pool and when combined with corporate and asset backed securities (ABS) must not exceed 25% of any investment pool. United States Agency Mortgage Backed Securities (MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of 25% of any investment portfolio. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Ratings. As of July 2008, the Commonwealth of Kentucky was given an issuer credit rating of AA- by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Kentucky, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kentucky IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kentucky IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kentucky IM-IT to pay interest on or principal of such bonds.

   The Kentucky IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

                             Louisiana Risk Factors

   Economic Outlook. The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines). The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   The State of Louisiana is working very diligently on closing the gap that was caused by the catastrophic hurricanes and bringing itself above and beyond the pre-hurricane levels. Even though 2005's hurricanes shuffled its demographics and caused it to revert back to 1997's economic numbers, Louisiana is showing optimistic growth. It is already predicted that Louisiana should be within 3,400 jobs of its pre-storm employment level at the end of 2007 and should surpass pre-storm employment sometime in 2008.

   The State's efforts to close the gap will depend on a number of factors beyond the control of policy makers in the State. Therefore, the State will base them on the following expectations in 2008-09: (1) the national economy will avoid a recession and the real gross domestic product (RGDP) growth rate will rise approximately 3.0%; (2) interest rates will stabilize with the 30-year fixed mortgage rate rising only one- half percentage point; (3) the pressures on natural gas prices are taking a more downward approach; and (4) demographic changes in Louisiana's population will create an intensifying labor market shortage over the rest of the decade, driving up wage rates, incentivizing older workers to stay in the workforce, and encouraging both more out-sourcing and immigration. The problem will be especially intense in the State's construction industry due to a remarkable number of large construction projects planned over 2008-09.

   The oil and gas industry is expected to continue to be an exceptional extraction sector with oil prices varying from $58 to $72 a barrel for 2008-09, though recent prices have spiked to the upward $80s. The State has a positive outlook for the construction industry due to over $16 billion in proposed construction spending which will keep the economy going over the next two years.

   The economic prospects are varying across Louisiana's eight metropolitan statistical areas (MSAs), and are contributing to the growth of its economy by attracting big business and major manufacturing plants. The MSAs of New Orleans, Lake Charles, and various others are overcoming past projections and showing exceptional growth.

   A massive revision to the employment data has changed the outlook on New Orleans MSA. According to the revision New Orleans MSA did not lose as many jobs as a result of Hurricanes Katrina and Rita as estimated earlier; only 134,900 jobs were lost as opposed to 215,100 previously estimated. New Orleans will continue to add jobs at a rate of about 1,000 a month, a growth rate of about 2.4%, and the city's economy will be buoyed by billions of dollars in planned projects.

   From an employment standpoint, the Lake Charles MSA has fully recovered from the effects of Hurricane Rita and is now setting record levels of employment. A total of 2,800 new jobs are forecasted for Lake Charles over 2008-09. A $300 million project at Westlake Chemicals and expansions at the Chennault Airpark will provide the foundation for growth for the next two years. If obtained, the $1.4 billion Leucadia synthetic gas manufacturing plant could be the largest single capital investment in the region's history.

   Baton Rouge MSA census data show that it has leveled out with approximately 35,192 new residents from the influx of evacuees after the storms. Construction is projected to be a major player in the area's economic future with an estimate of over $5 billion in construction projects planned. Minor expansions in the region's large chemical sector, along with gains from the two major call centers (Direct General and Staples), and smaller gains in other manufacturing firms will promote further job growth. A total of 14,800 new jobs are projected over 2008-09, a growth rate of 2.0% per year.

   High energy prices and the rebuilding of the Gulf of Mexico infrastructure have created a nice spike in employment in the energy-dependent Lafayette MSA. Discovery of the lower tertiary oil field in the Gulf virtually assured an excellent economic future for Lafayette. Lafayette will leverage an expanding energy economy and hospital and retail growth to create 6,300 new jobs over the next two years, making it one of the top metro areas.

   Shreveport/Bossier MSA was hammered for three straight years (2001-03) by the national recession but has responded with four straight years of growth. A new paper recycling plant at the port, a proposed new $50 million power plant by SWEPCO, and a vibrant, expanding film industry will provide economic growth for this region. A total of 5,800 new jobs are projected over 2008-09, despite a threat to the area's large Casino business from new Indian Casino openings in Oklahoma, employee buyouts by General Motors, and the threat of downsizing the number of airplanes flying out of the Barksdale Air Force Base.

   The MSA of Houma is now the fastest growing in the State in 2007 because of high energy prices and rebuilding activities in the Gulf. This distinction is expected to continue into 2008-09, and the area is expected to grow about 2.7% a year adding 5,200 new jobs. Oil and gas is doing well, but major employment expansions will occur at Edison Chouest and Bollinger Shipyards and at Gulf Island Fabricators that will boost the economy as well.

   Significant new dollars have been pumped into Alexandria's MSA due to the construction of the Union Tank Car plant and its initial hiring drive up to 670 permanent employees, and due to beginning work on the $1 billion retrofit of Cleco's Rodemacher power plant. Job growth is expected to slow down in this MSA over the next two years with the Union Tank Car plant topping out at 100 new jobs in 2008. An increase of only 1,700 jobs are projected over 2008-09 (about 1.5% in 2008 and 1.0% in 2009). The construction of various projects, Cleco's Rodemacher power plant, 2 area hospitals, city and state infrastructure improvements and England Airpark, will boost Alexandria's economic growth for the upcoming years.

   Monroe's MSA is still projected to show the weakest performance in the State. It has not bounced back from the closure of several manufacturing plants over the past four years, but stabilized somewhat by the attraction of the 550-person Accent Marketing call center at the old State Farm Building. That trend is projected to continue over 2008-09 with an additional 1,300 jobs (less than 1% per year).

   The employment rate in Louisiana's 35 "rural" parishes is projected to rise by more than 6,800 jobs in 2008 (1.8% increase) and more than 6,200 jobs in 2009 (1.6% increase). Most of that growth will be focused in two parishes: Tangipahoa with Capital One Bank adding a new 1,120-person check processing facility and St. Mary with the expansion at the J. Ray McDermott fabricating yard and the addition of the Amelia Belle Casino.

   The State as a whole is projected to add 37,200 jobs in 2008 (1.9% increase) and another 37,800 jobs in 2009 (1.9% increase). If these forecasts hold up, Louisiana will begin to set new employment records sometime in 2008.

   Fund Highlights. The major governmental funds are the General Fund, Bond Security and Redemption Fund, and Louisiana Education Quality Trust Fund. The General Fund is the chief operating fund of the State. The Bond Security and Redemption Fund receives all money deposited into the State Treasury except federal funds, donations, or other forms of assistance when otherwise required, and out of this fund all obligations secured by the full faith and credit of the State which are due and payable in the current fiscal year are paid. The Louisiana Education Quality Trust Fund uses funds received from the federal government from mineral production or leases on the outer continental shelf for various purposes aimed at improving the quality of education in Louisiana.

   The overall performance of the General Fund increased by $996 million and the unreserved/undesignated fund balance increased by $716 million to a balance of $1.2 billion (162%). Most of the increase in revenues of $3.6 billion (40%) resulted from the increased funding made available to the State as Community Development Block Grant Disaster funds for the Road Home program. In addition, the recovery and rebuilding effort steadily fueled sustained economic activity throughout fiscal year 2007, resulting in gains in individual and corporate income and general sales taxes. Higher than expected oil prices led to increases in severance taxes, royalties, and mineral bonuses. The increase in insurance premiums following the 2005 hurricanes resulted in higher insurance premium tax collections from the prior year.

   General Fund expenditures have increased by $2.8 billion (14%). The major portion of this increase can be attributed to expenditures relating to the Road Home program.

   The Bond Security and Redemption Fund revenues increased by $1.6 billion (14%) in fiscal year 2007, mainly because of an increase in tax revenue. The Louisiana Education Quality Trust Fund reported interest earnings of $20.5 million (a 13% increase) and market gains of $11.2 million.

   Assets. The overall financial position for the State improved from the previous year as reflected in the increase in net assets to $20.1 billion (20%). Net assets for governmental activities increased by $2.9 billion (20%), while net assets for business-type activities increased by $507 million (27%). The largest portion of the net assets of the State, $11.9 billion (59%), reflects investment in capital assets (e.g., land, roads, buildings, machinery, and equipment). These assets are used to provide services to residents of the State, and consequently are not available for future spending. Capital assets increased by $1 billion (8%), due mainly to infrastructure improvements under the Louisiana Transportation Infrastructure Model for Economic Development (TIMED) Program.

   In contrast, current and other assets (e.g., cash, investments, receivables, and inventory) totaled $19.3 billion (58% of total assets) at fiscal year end, and the State uses these resources to repay debt associated with capital assets. The current and other assets of the State at June 30, 2007 represent an increase of 31% from the prior fiscal year. Cash has increased by $3 billion (50%), in part due to an increase in cash in the Capital Outlay Escrow fund of $1.2 billion, which reflects the proceeds of a $500 million bond sale during fiscal year 2007. The Coastal Protection and Restoration Fund (previously the Wetlands Conservation and Restoration Fund), with a cash balance of $323 million, received additional funding during fiscal year 2007, in part from the proceeds of the tobacco settlement securitization, to further the development and implementation of a program to protect and restore Louisiana's coastal area which was severely damaged by the 2005 hurricanes. The 2004 Overcollections Fund, with a cash balance of $553 million, received $380 million from the FEMA Reimbursement Fund for State FEMA match funds which was forgiven by the U.S. Congress. In addition, the State has created the Louisiana Mega-Project Development Fund, with a cash balance of $150 million, to provide for economic development mega-projects for the State.

   Restricted net assets represent those assets not available for spending as a result of legislative or constitutional requirements, donor agreements, or grant requirements. Restricted net assets decreased by $1.5 billion (21%) from the previous fiscal year for governmental activities, reflecting in part a decrease in the restricted for other purposes component of net assets of $3.6 billion. This decrease reflects the guidance found in GASB Statement No. 46, Net Assets Restricted by Enabling Legislation, which clarifies which assets should be restricted by enabling legislation. Enabling legislation authorizes a government to assess, levy, charge, or otherwise mandate payment of resources from external resource providers, and includes a legally enforceable requirement that those resources be used only for the specific purposes stipulated in the legislation. Although GASB Statement 46 was implemented last year, additional research was performed and a more restrictive set of criteria now has to be met for an asset to be considered restricted by enabling legislation. As a result of the research, the State has classified net assets as unrestricted that previously were determined to be restricted. The decrease in restricted net assets was offset by an increase in restricted for capital projects of $2 billion, reflecting increased funding in the Capital Outlay fund for the State's highway program.

   Restricted net assets increased by $69 million (5%) for business-type activities, caused by an increase in the Unemployment Trust Fund restricted for unemployment compensation over last year. Balances are higher this year as a result of a decrease in the number of unemployment claims compared to last year, and an increase in the tax rates on employers to build up the unemployment trust fund after depletion caused by the large increase in unemployment claims following Hurricanes Katrina and Rita.

   For fiscal year 2007, unrestricted net assets increased by $3.8 billion (111%) from 2006 for governmental activities. A significant portion of this increase is due to an increase in capital grants and contributions revenue of $3 billion reflecting the large influx of federal Community Development Block Grant
(CDBG) funds for the Road Home program. In addition, income tax revenue increased by $1 billion, reflecting higher wages in response to labor shortages after the hurricanes. Unrestricted net assets increased by $438 million (94%) for business-type activities, reflecting an unrestricted balance of $399 million in the Louisiana Gulf Opportunity Zone Loan Fund. This fund was created to provide debt service assistance under the federal Gulf Opportunity Zone Act of 2005 for local government entities which suffered catastrophic losses of tax and other revenues after Hurricanes Katrina and Rita.

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2007, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency obligations, commercial paper, repurchase agreements, and security lending agreements.

   For fiscal year 2007, the Treasury earned $309,444,296 on its fixed-income investments for the General Fund. The investments earned a cash rate of return of 3.18% during fiscal year 2007, which is a 22.9% increase from the 2.59% rate that earned $161,324,115 in the previous year. By comparison, the thirty-day Treasury Bill yield averaged 5.0% and the two-year Treasury Note averaged 5.04% during the same period.

   The investments of the Louisiana Education Quality Trust Fund earned a fixed income rate of return of 6.8% and a 17.89% return on equities for the 2007 fiscal year.

   Debt Administration. The Louisiana Constitution of 1974 provides that the State shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the State by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization.

   On September 21, 2006, the State issued General Obligation Bonds, Series 2006-C in the amount of $500 million for lines of credit reimbursements that were used to finance approved capital outlay projects. In response to the need to assist local political subdivisions as the result of Hurricanes Katrina and Rita, the State issued General Obligation Gulf Tax Credit bonds, Series 2006-A, and General Obligation Match Bonds, Series 2006-B, in the amounts of $200 million and $194.5 million respectively, for the purpose of providing loans to political subdivisions of the State affected by Hurricanes Katrina and Rita. The State sold $1.1 billion of Gasoline and Fuels Tax Revenue Bonds Series 2006-A in November 2006. In addition, the State entered into a forward delivery contract for a Gasoline and Fuels Tax Revenue Bond Series 2008-A in the amount of $485 million in December 2006.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Louisiana are rated A+ by S&P and A2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Louisiana IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Louisiana IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Louisiana IM-IT to pay interest on or principal of such bonds.

   The Louisiana IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               Maine Risk Factors

   Economic Outlook. The State is home to many renowned institutions of higher education, both public and private, industries, vacation areas, and world famous retailers, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has remained close to the national average due to these stabilization factors. The State of Maine with an international reputation for recreational, cultural, historical and educational institutions remains a significant spoke of the New England economy. Maine's economy remains diversified.

   Inflation continued to rise though the past year. The Consumer Price Index rose by 2.6 percent from July 2006 to July 2007; however, fuel and utilities prices rose much faster. The rise in oil prices to over $90 a barrel in late fall has put pressure on both household and government budgets. Sustained oil prices in excess of $90 per barrel will impose significant challenges to both households and governments during the winter heating season.

   Personal income continues to rise in Maine faster than inflation. According to the latest statistics available, personal income is estimated to have risen by 3.9 percent in calendar year 2007. The moderate growth in 2007 and 2006 is in contrast to the much slower growth in 2005 when the State was affected by a number of events, the most significant of which was the Base Realignment and Closure Commission (BRAC) process. Unemployment has hovered around the national average throughout the year. The rate in Maine stood at 4.8 percent in September of 2007, which is slightly above the national rate of 4.7 percent.

   Major Initiatives. The First Regular Session of the 123rd Legislature as a part of Public Law 2007, Chapter 240, enacted the Governor's initiative making sweeping reform in the administrative structure of local school districts. The legislation will have long lasting effects on the delivery of administrative service to schools. The reform known as "School Consolidation" proposed to reduce the number of local school districts from 240 to no more than 80 districts. The consolidation of school administrative districts is the most far reaching and significant legislation proposed or enacted since the Sinclair Act of 1957 that created the School Administrative District system.

   Also enacted in Public Law 2007, Chapter 240, was the establishment of an irrevocable trust to account for and invest funds set aside to amortize the unfunded liabilities of the State employee, teachers, and county and municipal firefighters and law enforcement personnel participating in the plan. The initial deposit to the trust is expected to amount to $90.0 million.

   Budgetary Highlights. For the 2007 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $3.1 billion, an increase of about $166 million from the original legally adopted budget of approximately $2.9 billion. Actual expenditures on a budgetary basis amounted to approximately $62.9 million less than those authorized in the final budget; however, after deducting the encumbered obligations and other commitments that will come due in fiscal year 2008, $17.1 million of unobligated funds remained as a result of a continuing concerted effort to control spending, primarily in the broad categories of education and social services. Actual revenues exceeded final budget forecasts by $33.7 million. As a part of the final budget adjustment for Fiscal Year 2007, the Legislature approved a direct appropriation to the State's Budget Stabilization Fund in the amount of $35.6 million. The additional appropriation increased the balance in the Fund to $115.5 million as of June 30, 2007. This item is further explained in Note 2 of Notes to the Financial Statements.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax-raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody's, S&P, and Fitch make their assessments, in large part, by examining four basic analytical areas: economy, financial performance and flexibility, debt burden, and administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, states with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a state's ability to meet debt payments, the State's financial management and performance are also key factors.

   Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies' analyses of these factors provide the framework for judging Maine's capacity to manage economic, political, and financial uncertainties.

   At year-end, the State had $920 million in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $79.8 million for outstanding general obligation bonds and $227.5 million for other long-term debt. Also during fiscal year 2007, the State incurred $318.3 million of additional long-term obligations.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Maine are rated AA-by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maine IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maine IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maine IM-IT to pay interest on or principal of such bonds.

   The Maine IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              Maryland Risk Factors

   State Government. Maryland's employment is based largely in services, trade and government. These sectors, along with finance, insurance and real estate are the largest contributors to the gross state product. The Maryland Constitution requires the Governor to submit to the General Assembly a balanced budget for the following year. The General Assembly cannot increase the budget except in certain organizational units. The budget currently uses a legally mandated budgetary fund structure. Each state agency is provided appropriations at a program level, which is the level at which expenditures cannot legally exceed the appropriations. The State also utilizes an encumbrance system to serve as a tool for managing available appropriations. Maryland maintains its accounts to conform with the legally mandated budget and also to comply with generally accepted accounting principles. Financial control is generally exercised under the budgetary system.

   There is a Spending Affordability Committee which consists of certain designated officers of the General Assembly and other members as may be appointed by the President of the Senate and the Speaker of the House of Delegates. Each year the Committee must submit a report to the General Assembly's Legislative Policy Committee and to the Governor recommending the level of State spending, the level of new debt authorization, the level of State personnel and the use of any anticipated surplus funds.

   Also, the General Assembly created a Capital Debt Affordability Committee, the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation, and one person appointed by the Governor. This Committee is required to submit to the Governor by September 10 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. The Committee's recent reports encompass all tax supported debt, including in addition to general obligation debt, bonds issued by the Department of Transportation, bonds issued by the Maryland Stadium Authority and capital lease transactions. Although the Committee's responsibilities are advisory only, the Governor is required to give due consideration to the Committee's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

   Economy and Outlook. All of the uncertainties and drags at the national level-energy prices, credit concerns, financial market volatility, declining consumer confidence and especially the troubled housing market-are affecting the State's economy. But the economy has to date absorbed all of the bad news, and expectations of future bad news, and continued to expand. The key question at this point is whether future expectations regarding the housing market are accurate. It appears that most economists have chased the bad news, adjusting forecasts downward with every new release of data. Direct and indirect effects of the housing market downturn and the impact of resets of adjustable rate mortgages, which had been expected for some time and have been unfolding since late 2005, have now had a measurable impact on the State's economy and are likely to pose an increasingly formidable challenge to economic growth through the end of next year and perhaps beyond.

   At present, fallout from the housing market seems likely to hold back the State's economy through 2008, directly or indirectly affecting virtually every industry. The possibility exists that these issues will develop to such an extent that the national or State economies slip into recession. The housing market in Maryland has deteriorated rapidly in recent months--sales of existing homes in September were down 38% from September 2006, and are now nearly 60% below 2004 levels. September was the third lowest sales month since January 2000. For the first time on record, sales in September were lower than sales the prior January and February, which does not bode well for the near term. The median sales price of existing homes sold dropped 9.3% from June to September, more than twice the seasonal decline experienced in any other year this decade. As a result of a sharp decline in sales and apparently falling prices, the active inventory of existing homes for sale has increased nearly 12,000 units over the course of this year to just over 50,000, a record high.

   The first effects of the deteriorating housing market on the broader economy have shown themselves in the construction industry. Employment in residential construction dropped noticeably in the first quarter of 2007 (the latest detailed data available).

   Employment at single-family housing contractors was down 12.9%, while multi-family contractors experienced an 8.8% contraction, both dropping at faster rates than the fourth quarter, when they fell 10.2% and 0.9%. Altogether, residential construction jobs dropped 5.4% in the first quarter after falling 0.9% in the fourth quarter of 2006. Developments in the housing market since then give no hope for recovery in the near future.

   Some of the jobs lost on the residential side may shift to the nonresidential side of the construction industry. The high demand in Maryland for school construction, facilities at community colleges and public institutions of higher education, new roads and maintenance of existing transportation facilities will not be satisfied in the near future, and thus at least half of the nonresidential construction sector has at worst a very stable outlook. With the State's Capital Debt Affordability Committee recommending a 15% increase for the fiscal year 2009 capital program and the recent court decision allowing construction of the inter-county connector, the outlook for public construction could be one of accelerating growth, absorbing some of the downturn in the residential sector. Likewise, the outlook for commercial construction is moderately positive. Rents for commercial property in Bethesda are currently 40% of those in the District of Columbia and 60% of those in Northern Virginia, providing an attractive alternative. The Base Realignment and Closure Commission
(BRAC) activity, which may also absorb some of the excess residential capacity, will help to support commercial rents and construction in the Baltimore region.

   The financial services industry will also be directly affected by the housing slowdown. Two mortgage brokerages have already reported layoffs totaling 250 employees, and more are likely to follow. In addition, resets of adjustable rate mortgages are expected to continue at very high levels through the end of 2008. These factors, along with volatility in the stock markets, the loss of spending power from those in the construction and finance industries who have lost their jobs, and high and once again rising energy prices (which have diverted up to 2.5% of personal income from other spending over the past two years), may keep consumer spending from strengthening appreciably in the near term. The only significant counterbalances are low interest rates and a relatively tight labor market in Maryland.

   Weak consumer spending--as demonstrated by growth in State sales tax collections of just 1.9% in fiscal year 2007--translates into low profit growth and flat employment for the trade industry, particularly retail trade. Car sales have been flat for more than two years, and may have recently resumed the longer-term downward trend.

   Weak consumer spending will also affect the leisure and hospitality services sector, although the weak dollar may help to cushion the blow by encouraging international tourism. Passenger traffic at BWI Thurgood Marshall Airport surpassed pre-September 11 levels in 2006, due partly to the continuing expansion of Southwest and AirTran Airlines.

   Government, which has acted as a stabilizing factor for the State's economy for some time, will also be affected by the housing market through the effect on tax revenues. At the federal level, individual income tax revenues from capital gains on both owner occupied and non-owner occupied residential property will decline; that factor will also affect State income tax revenues. State revenues will also be affected through the estate tax, sales tax, and certain court-related revenues, while local governments will largely be affected through recordation and transfer taxes (property tax growth will be largely unaffected due to the homestead property tax credits, which cap growth in the taxable assessment at 10% or less annually for owner-occupied property; given the enormous run-up in prices, it will be quite some time before taxable assessments reach market values, even if prices fall 10%).

   These fiscal pressures may cause a belt-tightening at the State and local levels, although the outcome of the special session of the General Assembly may provide the State, in particular, more flexibility. Federal employment in the State will have declined five consecutive years by the end of 2007, but the federal fiscal situation has improved in recent years. Federal spending in the State on science and technology dropped in the second half of 2006, but spending on defense and homeland security continues at high levels. Maryland received less than 5% of total federal procurement spending in 1997, a share that has grown by over a full percentage point since then. BRAC aside, government may not be an engine of growth over the next several years, but it should continue to be a large stabilizing presence for the State's economy.

   Another stabilizing sector over the near term, and one that will provide some growth, is the health and education services industry. Federal spending does support this sector, with a disproportionately large 5% of federal health spending coming to the State. Over 90% of that funding is focused in Baltimore. More broadly, Maryland receives the third highest amount of science and engineering funding from the federal government (over three-quarters of which is health and education related), behind only California and New York. The health research/services infrastructure which has built up around Baltimore City and the Washington suburbs will continue to have additional resources funneled to it.

   Risks to the forecast are clearly on the downside. The largest negative risk, particularly in Maryland, is the development of a self-reinforcing downward cycle in the housing market. There is a possibility that, as the economy slows and ARMs continue to reset, foreclosures will increase. As the supply of homes expands, further downward pressure will be exerted on prices. In turn, more potential buyers will delay purchases, while at the same time it becomes more difficult for those facing resets to refinance before the higher payments (often 30% higher) come due, further expanding the supply. The impact of such a vicious cycle on the broader economy would be substantial, even more so if mortgage-related risks are currently mispriced in the stock and bond markets. Longer-term risks for the State's economy include slowing population growth. Current Census estimates show decelerating growth each year since 2001 in Maryland, with 2006 growth of under 0.5%, the weakest since 1979. This trend may be reversed over the next several years due to BRAC activity, but growth in population seems unlikely to exceed 1.0% any time in the foreseeable future.

   There are positive factors working in Maryland's favor. Of the 50 states, Maryland has the highest median household income, the fifth-highest per capita personal income, the fourth-lowest poverty rate and the fourth-highest percentage of residents with a bachelor's degree, all of which make Maryland a desirable location for both employers and employees. The concentration of high-tech and bioscience companies around Baltimore and Washington, including Northern Virginia, will act as a long-term catalyst for growth. And upcoming BRAC activity will, at the very least, provide an extra boost to the State's economy as it resumes stronger growth in 2009. Maryland is well-positioned for future economic growth, once the imbalances caused by the housing market have worked through the system.

   Major Budgetary Initiatives. The State's budget for fiscal year 2008 grows by 2.5% over the current year. The budget includes $400 million for public school construction and an increase of more than $680 million in kindergarten through grade twelve education. In addition, funding for higher education is increased by $192 million.

   Budgetary initiatives for public safety include funding to hire additional correctional officers and investment in technology and forensic scientists for DNA testing. Also, $289 million in funding is provided for land preservation programs, and $138 million is provided to improve local water and wastewater systems to help clean the Chesapeake Bay. For healthcare initiatives, the State is providing $25 million for stem cell research, expanding the Senior Drug Assistance program and restoring healthcare benefits to legal immigrant families. In addition, for Transportation, the State is investing more than $1 billion in highway projects, $500 million in transit and $124 million in the Port.

   Because the governor is required by law to submit a balanced budget and the fiscal year 2009 budget was anticipated to have an approximately $1.5 billion deficit, the governor convened a special legislative session in October, 2007 to address this issue. The session increased various taxes to provide sufficient revenues when combined with anticipated spending cuts to eliminate the projected deficit.

   Financial Highlights. Maryland reported net assets of $18.6 billion in fiscal years 2007 and 2006. Of this amount in fiscal year 2007, a balance of $1.2 billion was reported as total unrestricted net assets, which includes a $559 million deficit balance in governmental activities and a $1.7 billion balance in business-type activities.

   The State's total net assets decreased by $14 million as a result of this year's operations. The net assets for governmental activities decreased by $313 million (2.3%). Net assets of business-type activities increased by $299 million (6.1%). The State's governmental activities had total expenses of $24.7 billion, total revenues of $24.0 billion and net transfers from business-type activities of $350 million for a net decrease of $313 million. Business-type activities had total expenditures of $2.2 billion, program revenues of $2.9 billion, and transfers out of $350 million for a net increase in net assets of $299 million. Total State revenues were $26.9 billion, while total costs for all programs were $26.9 billion.

   Financial Analysis of the State's Funds. Governmental funds reported a combined fund balance of $3.9 billion, a decrease of $358 million (8.4%) from the prior year.

   The General Fund reported an unreserved fund balance of $885 million and a reserved fund balance of $2.4 billion, compared to an unreserved fund balance of $2.0 billion and reserved fund balance of $1.5 billion last year. This represents a net decrease of $274 million in general fund, fund balance. The total unreserved fund balance in the governmental funds was $1.0 billion, compared to the unreserved fund balance of $2.2 billion in the prior year.

   Governmental funds reported a total reserved fund balance of $2.9 billion in 2007, compared to $2.1 billion in the prior year. Of this amount, $1.6 billion was in the "State Reserve Fund" and available for future needs, an increase of $784 million over the prior year.

   Debt Management. Total bonds, obligations under long-term leases and other nontraditional Transportation debt at year end was $11.6 billion, a net increase of $1.6 billion (15.4%) over the prior year. $679 million General Obligation Bonds and $100 million Transportation Bonds were issued during the year.

   As of June 30, 2007, the State had outstanding bonds totaling $10.3 billion. Of this amount $5.1 billion were general obligation bonds, backed by the full faith and credit of the State. The remaining $5.2 billion was secured solely by the specified revenue sources.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Maryland are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maryland IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maryland IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maryland IM-IT to pay interest on or principal of such bonds.

   The Maryland IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           Massachusetts Risk Factors

   Economic Outlook. During fiscal year 2006, for the first time since June of 1995, the Commonwealth's unemployment rate exceeded that of the United States as a whole. This lag continued into fiscal year 2007. The Commonwealth's rate was above the national rate by 1.3% to 1.4% during the fall of 2006. In April 2007, Massachusetts was less than the country, but only by 0.1%. As of October of 2007, the Commonwealth's rate was 4.3%, 0.2% less than it was a year earlier. The Commonwealth continues to contain a large employment base of education, health and human services positions that stabilize the economy. Per capita net income remains at least 26% ahead of the national average. However, concerns are long held in the Commonwealth about housing affordability costs.

   The Comptroller General of the United States, David Walker, has elevated the discussion of fiscal sustainability to a national debate. The Federal government, the States and local governments all will face sustainability issues in the future. Walker paints an ominous picture showing that federal discretionary spending - where the Commonwealth receives its federal revenues - has dropped from 67% in 1966 to 38% of the federal budget in 2006. The 38% includes the costs of defense. The costs of social insurance programs and the net interest charges of the federal government will constrain state and local levels in the future to the point where the fiscal burden of these programs, according to Walker, is $440,000 per person. The Commonwealth reported in October that on a statutory basis, it spent more than it received in its budget of approximately $308 million in fiscal year 2007. Similarly, the fiscal year 2008 budget relies on one time funding and is currently projected to end the year with an operating loss of $395.4 million. The Commonwealth, like most governments, relies heavily on federal revenues. Finding either new streams of revenue or ways to streamline spending in the future is the only way to start to prepare for the downturn in federal revenues that is surely coming in the future.

   Massachusetts continues to recover economically from the recession that ended in fiscal year 2003. The Commonwealth is home to many world renowned institutions of higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has dropped due to this stabilization. The Commonwealth, with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's economy remains diversified, but its strongest component is its knowledge - based technology and service industries. The Commonwealth is home to 16 S&P 500 companies, among them six Fortune 500 headquarters.

   Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census, updated in March of 2005, estimated that 40.4% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 28% for the United States as a whole. In the same survey, nearly 90% of residents over age 25 at least have a high school diploma. In primary education, the National Assessment of Education Progress ranks Massachusetts first in 4th and 8th grade mathematics and reading, second in writing and fourth and sixth in science in grades 4 and 8, respectively. This shows that Massachusetts school children are consistently among the best educated in the nation.

   Per capita net income actually dropped 0.6% in fiscal year 2007, lagging behind the 0.2% drop nationally. For the Commonwealth, this is the first drop since fiscal year 2002 (a drop of 0.1%), which was entirely due to the events of September 11, 2001. This is a caution sign nationwide. On a dollar basis, per capita net income is over $9,600 higher than the national average. Unemployment during the year declined overall, beginning the year at 5.2% and ending slightly lower as of June at 5.0%. During most of the year, the federal rate was slightly lower, but recently, the Commonwealth's rate improved to 4.3% and dropped below the national rate once again.

   Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2007 by over $5.2 billion, an improvement of over $1.3 billion during the fiscal year. Of the $5.2 billion deficit amount, "unrestricted net assets" is reported as a negative $10.4 billion, offset by $3.3 billion in "restricted net assets". There are two primary reasons for negative unrestricted net assets. Upon completion, the Central Artery / Third Harbor Tunnel (CA/T) will be owned by the Massachusetts Turnpike Authority and the Massachusetts Port Authority. The Commonwealth, however, is paying for the construction of these assets and retains a large amount of related debt. Similarly, the Commonwealth has a liability of $4.5 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority (MSBA). MSBA will begin approving grants in fiscal year 2008. Because of the statutory prohibition of the MSBA from accepting applications for new school construction until July 1, 2007, this overall liability of $4.5 billion decreased by $1.8 billion during fiscal year 2007 due to grant payments made to municipalities during the year and reductions of grant payment obligations due to audits done by MSBA. During the fiscal year, significant restricted net asset balances were set aside for unemployment benefits and debt retirement.

   Changes in Net Assets. The Commonwealth's net assets increased by nearly $1.4 billion in fiscal year 2007. Net assets of governmental activities increased by about half of this $1.4 billion. The increase in net assets is primarily attributable to the aforementioned school construction activity and increased tax revenues. Tax revenues rose by nearly $1.4 billion above prior year collections. Expenses of governmental activities were nearly $36 billion. This increase from fiscal year 2006's $34.3 billion is attributable to increase in Local Aid expenses of $400 million and Medicaid expenses of over $890 million. However, major categories of expenses rose, led by Medicaid costs. General revenue for the Commonwealth, net of transfers, but including taxes, investment income and tobacco settlement income from governmental activities was nearly $21.7 billion. Net assets of the business-type activities showed an increase of nearly $663 million.

   Governmental Fund Balances. At June 30, 2007, the Commonwealth's governmental funds reported a combined ending fund balance of over $7.7 billion. Of the $7.7 billion, over $6.6 billion represents unreserved or undesignated fund balance. This is primarily due to an increase in the School Building Authority's balance of over $598 million, less a $23 million decrease in the General Fund balance and an increase deficit in the Highway Fund. The Highway Fund maintains a cumulative deficit of nearly $1.3 billion. The Highway Fund's deficit increased by $224 million from the prior year. The unreserved and undesignated fund balance of over $6.6 billion includes the highway fund deficit. Similar to last year, $145.0 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2008. As previously mentioned, the Lottery had an operating deficit of $118 million. The MSBA's fund balance of $1.9 billion is blended into the Commonwealth. Within this fund balance are financing sources of bond proceeds and bond premium of nearly $1.6 billion and expenditures of nearly $1.4 billion for grant payments to municipalities. Another $562.2 million was transferred to the MSBA from the Commonwealth from sales taxes. Governmental reserved fund balances total over $1.0 billion. The vast majority of this is nearly $941 million reserved for retirement of indebtedness, the vast majority of which is held in escrows related to refunding bonds and to pay grant anticipation notes. Of the remaining portion, $100 million is reserved for the CA/T owner controlled insurance program for workers' compensation and general liability and $52 million is reserved for amounts due from cities and towns.

   Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually.

   Exclusive of MSBA, the Commonwealth issued over $1.6 billion in new debt this year. An additional $1.4 billion was sold in the form of refunding bonds, taking advantage of interest rate changes on previously issued debt. MSBA continued to sell debt this year, issuing $1.6 billion in bonds in the fiscal year. Subsequent to year end, the Commonwealth issued three series of bonds, including $1.3 billion of general obligation bonds. These bonds are the first bonds the Commonwealth has sold ahead of time. It is anticipated that the proceeds of these bonds will fund capital expenditures for all of fiscal year 2008. The majority of bond sales were for transportation purposes, as well as for the MSBA. During fiscal year 2007, nearly $1.2 billion in bond principal was repaid, with nearly $1.4 billion refunded.

   Ratings. As of July 2008, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Massachusetts IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Massachusetts IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Massachusetts IM-IT to pay interest on or principal of such bonds.

   The Massachusetts IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

                              Michigan Risk Factors

   Economic Condition and Outlook. Michigan's economy relies heavily on the performance of the manufacturing sector, in general, and the auto industry, specifically. Given weak manufacturing employment performance, declining vehicle production, continued declines in Big 3 market share, and continued supply rationalization among vehicle suppliers, Michigan's employment performance has been below the national average. Substantial productivity gains in the manufacturing sector and vehicle industry have also contributed to Michigan's below average employment performance.

   For 2007, Michigan employment is estimated to have declined by 65,000 jobs (1.5 percent) - the seventh straight year that Michigan employment has declined. From Michigan's employment peak in June 2000, Michigan has lost approximately 420,000 jobs. In contrast, Michigan employment had increased approximately 490,000 jobs above its pre-recession peak by this time after the 1990-1991 recession.

   Personal income was up an estimated 1.9 percent and wages and salaries income fell an estimated 0.1 percent in 2007. Both personal income and wages and salaries failed to keep pace with the increase in consumer prices as measured by the Detroit consumer price index (2.1 percent).

   Several factors are weighing on the national economy including sharp declines in the housing market, worsening credit markets and near record inflation-adjusted oil prices. As a result, the U.S. economic growth will remain tepid. Given this, Michigan employment is expected to decline in 2008 - although less so than in 2007, with 2008 employment falling by 1.2 percent. In 2008, Michigan personal income is projected to rise 2.3 percent, while wages and salaries are expected to increase 0.7 percent. With 2.0 percent inflation, real (inflation adjusted) personal income is forecast to increase while real wages and salaries are expected to decline in 2008.

   Revenues and Expenditures. In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. During fiscal year 2007, the State was again faced with difficult budget challenges. In March 2007, Executive Order 2007-3 was issued authorizing expenditure reductions totaling $274.2 million and transfers of unexpended balances and excess revenue from restricted revenue sources totaling $70.4 million to be used as general fund - general purpose revenues. In addition to the executive order reductions, the original budget was amended by various supplemental appropriations and appropriation reductions. General-purpose tax revenues of $8.5 billion were $254.8 million more than the original estimate of $8.3 billion. Restricted revenue inflows of $14.6 billion were $435.3 million less than the estimated $15.1 billion. The General Fund received transfers of $508.0 million from other appropriated funds. The largest transfer was from the Michigan Tobacco Settlement Finance Authority, totaling $207.2 million and from the Liquor Purchase Revolving Fund, totaling $162.4 million. In addition, the General Fund received one-time transfers from the Civilian Conservation Endowment Fund, totaling $20 million and another $50 million from the 21st Century Jobs Fund. Differences between the final budget and actual spending result from spending authority lapses of $137.6 million and restricted revenue authorized, but not spent, of $8.2 million. At fiscal year-end, excess restricted revenues of $395.6 million carried forward into fiscal year 2008 and are available upon appropriation. All agencies finished the year with net lapses. However, Human Services and State Police reported line item over-expenditures of $1.2 million and $1.0 million, respectively.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets decreased $575.5 million (3.4 percent) over the course of this fiscal year's operations. The net assets of the governmental activities decreased $309.2 million (1.9 percent) and business-type activities had a decrease of $266.3 million (42.3 percent). The largest component of the State's net assets ($15.7 billion) reflects its investment in capital assets (e.g. land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $2.7 billion. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were ($2.2) billion as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State issued general obligation refunding bonds to retire older bonds as well as issued revenue-dedicated bonds to retire grant anticipation notes and to secure more favorable interest rates and reduce certain debt service payments. In addition, the Michigan Tobacco Settlement Finance Authority issued taxable tobacco settlement asset backed bonds of $527.9 million to fund General Fund and School Aid Fund programs.

   Ratings. As of July 2008, State of Michigan general obligation bonds are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurance that such ratings will be maintained in the future.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Michigan IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Michigan IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Michigan IM-IT to pay interest on or principal of such bonds.

   The Michigan IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

                             Minnesota Risk Factors

   Economic Outlook. Minnesota's economy grew during the 2007 fiscal year, but it failed to keep pace with the national averages on a number of key measures. Payroll employment increased by 35,000 between June 2006 and June 2007. This amount was almost identical to that seen in fiscal year 2006, leaving the State with 1.3 percent more jobs than at the start of the fiscal year. However, U.S. payroll employment is currently reported to have grown by 1.4 percent over that same period. Minnesota's unemployment rate was identical to the U.S. rate of 4.5 percent in June 2007, an increase of 9.7 percentage points from the 3.8 percent rate reported for the State for June 2006. The U.S. rate fell 0.1 percentage point during that same period.

   Personal income growth during fiscal year 2007 again failed to keep pace with the U.S. average. Personal income in Minnesota grew by 5.2 percent between the second quarter of 2006 and the second quarter of 2007. The U.S. average growth rate was 6.4 percent. Personal income growth in Minnesota has been slipping compared lo its national counterpart for more than two years. In calendar year 2006, the most recent year for which data is available, Minnesota personal income was $200.2 billion, 2.83 percent of the U.S. total. During calendar year 2006, personal income grew by 5.1 percent, 1.5 percentage points less than the comparable national growth rate of 6.6 percent. Per capita personal income in Minnesota was $38,751 in calendar year 2005, 5.8 percent more than the U.S. average. In calendar year 2005, per capita personal income in Minnesota was 7.1 percent more than the U.S. average. In calendar year 2003 and in calendar year 2004, personal income was 9.0 percent more than its U.S. counterpart.

   Most forecasters expect slower than trend growth for the national economy in fiscal year 2008. Global Insight, the State's national economic consultant, calls for real Gross Domestic Product (GDP) to grow at a 2.3 percent annual rate over the fiscal year. Much of that growth occurred during the first quarter of the fiscal year when a real GDP growth rate of 4.9 percent was reported. Global Insight's November baseline forecast calls for growth during the remaining three quarters of the fiscal year to average just 1.2 percent at an annual rate. Extended weakness in the housing sector, credit problems, and higher energy prices are the reasons for the slow growth forecast.

   The Minnesota outlook for fiscal year 2008 is slightly more pessimistic than the national outlook. State employment is projected to decline by 11,000 jobs between the third quarter of calendar year 2007 and the third quarter of calendar year 2008. Employment in the construction and manufacturing sectors remains a concern. The housing slump seems to have had a more severe impact on Minnesota's economy than on the national economy. Personal income growth in Minnesota is forecast to be 3.9 percent. Nationally, a growth of 4.7 percent is projected. Personal income growth in Minnesota will again be boosted by strong farm sector earnings.

   Major Initiatives. Revenues exceeded spending estimates by $1.0 billion in the fiscal year 2007 budget forecasts. The State used some of these funds to restore the General Fund budgetary reserves as well as reverse the shifts in school aid payments and property tax recognition that had been utilized to balance 2004-05 biennial budget.

   A significant portion of the 2007 tax and spending changes were the result of initiatives enacted during the 2005 special session that initially adopted the biennial budget. Supplemental funding was added during the 2006 session for some agencies for fiscal year 2007, including additional funding for the cost of employee contracts in a variety of state institutions that provide direct services to individuals.

   During the 2007 legislative session, no significant tax law changes occurred. The budget adopted for the 2008/09 biennium included budgeted increases for a wide array of state agencies and programs, representing an easing of the fiscal constraints of the previous two biennia. The enacted budget authorized spending of $34.6 billion. The $1.0 billion one-time surplus of revenue resulting from fiscal year 2007 receipts was a major portion of the $3.0 billion increase in spending over the previous biennium (9.6 percent increase). Both K-12 education and health and human services have adopted budgets that exceed the previous biennium by more than $1.0 billion.

   Shortly after the enactment of the fiscal year 2008/09 budget, two major events occurred in Minnesota that changed the outlook from the time of the budget's original adoption. On August 1, 2007, the I-35W bridge over the Mississippi River collapsed in Minneapolis. Reconstruction of this span began quickly, and with federal assistance, the structure should be replaced by December 2008. Further, flooding in southeastern Minnesota in mid-August 2007 resulted in a special session that increased spending and bonding authorizations for recovery efforts.

   General Fund budgetary reserves are higher in fiscal year 2007 than projected to be in the future. During the 2006/2007 biennium, there was a temporary $110 million Tax Relief Account, which is treated like a reserve in the General Fund. This account balance was released to the General Fund on July 1, 2007 as part of legislation adopted in 2006.

   Debt Management. The State's debt management policies require that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3.0 percent of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2007 is 2.4 percent.

   The State's total long-term debt obligations increased by $536 million (9.7 percent) during for the fiscal year ending June 30, 2007. The increase is primarily due to the issuance of general obligation bonds for trunk highway projects and other various state purposes and revenue bonds for grants to school districts in the taconite assistance area, a public safety radio communication system, and the Minnesota State Colleges and Universities.

   Cash Management. The majority of cash is held in the State treasury and commingled in state bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the State's name by an agent of the State. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90 percent of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the State's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the State. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the State's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the State's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the State effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the State may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the State of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Risk Management. Minnesota statutes permit the purchase of insurance on state-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on state properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of state property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of state agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Minnesota are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Minnesota IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Minnesota IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Minnesota IM-IT to pay interest on or principal of such bonds.

   The Minnesota IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              Missouri Risk Factors

   Economic Outlook. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

   The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

   Missouri's economy is highly diversified. This is indicative of a robust economy capable of supporting a variety of industries. As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. While the national economy has slowed in fiscal year 2007, it is expected to return to growth in fiscal year 2008.

   Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.3% rate during calendar year 2006. Personal income trends indicate that Missouri can expect continued growth during fiscal year 2008. Along with higher personal income, Missourians also enjoy the seventh lowest cost of living in the United States.

   Through the end of June 2007, exports by Missouri companies totaled $6.9 billion, compared to $6.0 billion after the second quarter of 2006. This is particularly good news for the State's businesses because Missouri set a record for exports in 2006 with $12.8 billion in total global sales. These second quarter 2007 figures put the State on track to top that mark this year.

   Capital Assets. State's investment in capital assets for its governmental and business-type activities as of June 30, 2007, was $28.5 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, and infrastructure.

   Long-Term Debt. At the end of fiscal year 2007, the State had total general obligation and other bonded debt outstanding of $3.3 billion. Of this amount, $684.5 million comprises debt backed by the full faith and credit of the government. Principal amounts retired in fiscal year 2007 were $55,420,000 for general obligation bonds and $527,135,000 for other bonds.

   Budget. The State of Missouri completed fiscal year 2007 with a balanced budget. Net general revenue collections increased 5.2% from fiscal year 2006 ending with an amount of $7.7 billion. Also, consumer spending kept the economy growing at a steady pace. The approved budget for fiscal year 2008 anticipates an increase of 2.6% from fiscal year 2007.

   Missouri's economic future remains positive as evidenced by economic indicators and statistics. Despite averaging slightly slower than the U.S., Missouri sustained a steady employment growth throughout 2005 and 2006. As of March 2007, Missouri employment growth over the year totaled 32,600 seasonally adjusted, an increase of 1.2% over the year.

   Over the last four years, the following industries have had above average employment growth: insurance carriers and related industries; computer systems design and most scientific and professional services; administrative and support services; private educational services; most health care industries; and most leisure and hospitality industries. Educational and health services industry had the largest increase in jobs mainly due to the increase in health care and social assistance. Growth within leisure and hospitality services was driven by a 7,500 increase in accommodations and food services. The strongest growth in professional and business services was in the administrative and support services sub sector, while growth in trade, transportation, and utilities was spread throughout the industry.

   Despite a national decline in the housing market, Missouri experienced a growth in the construction industry. The State has not had the downturn in construction related to the housing bubble and meltdown of the sub-prime mortgage market. Missouri may not have speculatively overbuilt residential units to the same extent as other parts of the country. Heavy construction has continued unabated. However, there is still a risk that the troubles in the housing market could spill over to other parts of the economy.

   Missouri's unemployment rate increased 0.1% in fiscal year 2007. At July 2007, the unemployment rate was 4.9% compared to the July 2006 unemployment rate of 4.8%. The national unemployment rate was 4.6% in July 2007.

   In spite of continued growth, Missouri faces several funding challenges in areas such as education, health care, and transportation.

   Funding remains a challenge for Missouri schools. A revision to the school funding formula was made in 2005 in response to a lawsuit filed by 257 of the 524 Missouri schools against the State in January of 2004 over both the equity in funding between schools and the overall adequacy of school funding. The revision in the school funding formula calls for $800 million to be phased in by the 2012-2013 school year. However, an amended lawsuit was filed in November 2005 and went to trial in 2007. The judge ruled in favor of the State but an appeal is expected to the State's Supreme Court. In fiscal year 2008, funding for Missouri Public schools will increase by $132.6 million due to a revision in the school funding formula. The fiscal year 2008 budget also included an additional $1 million for after school programs.

   More than five million Missourians have health insurance while 700,000 are yet to be covered. House Bill 818 is working towards building a comprehensive program to expand access to quality health insurance and reduce the number of Missourians who lack coverage. This bill will also provide a tax relief measure to help lower the cost of health insurance for families by allowing them to deduct costs for health insurance premiums from their adjusted gross income.

   Funding for Missouri's transportation is expected to be short of the amount needed to improve and maintain Missouri's transportation system. The projected cost to maintain and improve the transportation system for the next 20 years is $37 billion, while the expected available funding for the same time period is $19 billion. Currently, the Missouri Department of Transportation (MoDOT) receives funding from state vehicle sales taxes, fuel taxes, and federal sources. However, the U.S. Department of Transportation has advised states that by October 2009 the National Highway Trust Fund will have a deficit balance. This could decrease the federal money received by the State by one-third. Higher fuel prices are another likely cause in the decrease in available funds. A trend has shown that motorists are driving less and purchasing more economical vehicles due to higher fuel prices, which means lower revenue from fuel and sales taxes for the State. MoDOT is continuing to work to control the cost of construction as well as to find alternative funding.

   Despite funding challenges, the State is working to stimulate the economy, increase efficiency, and decrease costs. In fiscal year 2007, Missouri passed Senate Bill 389 which establishes the need-based Access Missouri scholarship for Missouri students. The bill also caps tuition increases and requires institutional performance measures. The Senior Tax Bill (House Bill 444) establishes a six-year phase out of taxes on Social Security or Public Pension benefits for those who are 62 years and older and whose total income is less than $85,000 for single; $100,000 for married couples. The Quality Jobs Act (House Bill 1 - Special Session) expands the Quality Jobs Program by raising the cap on available tax credits from $12 million to $40 million annually. The program allows for state income tax and financial institutions tax credits for qualified businesses that create a minimum number of new jobs paying at or above the county average in addition to offering health insurance and paying at least 50% of the employees' premiums. The Health Insurance Portability and Accountability Act (House Bill 818) provides for various health insurance changes including establishing a health savings account; a tax deduction and a tax credit for costs associated with obtaining health insurance; and health screenings for pregnant women. The bill also establishes a process for hospitals and other health care providers to intercept an individual's tax refund or lottery winnings to offset the individual's debt to the hospital or other health care provider. Missouri Continuing Health Improvement Act (Senate Bill 577) modifies the laws to the State's medical assistance program, thereby transforming the State's Medicaid program into the new Missouri HealthNet Program. The bill extends health care coverage to the working disabled, to people who meet income limits, to foster children up to age 21, and to children participating in the State Children's Health Insurance Program.

   Governmental Funds. At the end of fiscal year 2007, the State's governmental funds reported combined ending fund balances of $4.7 billion. Approximately 65.0% is unreserved and available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve,
2) to pay debt service, 3) for loans receivable, and 4) for a variety of other purposes.

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation, and the Petroleum Storage Tank Insurance Fund. The State Lottery was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law." This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses for petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of tanks in the country.

   The State Lottery Fund's net assets increased by $0.4 million. Revenues increased by $22.0 million during the fiscal year which was partially offset by an increase in expenses for prizes paid. The increase in revenues was mainly due to a $20.8 million increase in sales. The overall increase in sales was driven by a 7.1% increase in scratcher ticket sales due to an increase in prizes and the introduction of higher priced games.

   The Unemployment Compensation Fund's net assets increased by $143.8 million due primarily to an increase of $18.0 million in contributions and intergovernmental receipts and a decrease in accounts payable of $238.6 million due to the early repayment on a federal loan.

   The Petroleum Storage Tank Insurance Fund's net assets increased by $12.7 million. Revenues increased by $2.0 million primarily due to an increase in investment earnings.

   The general fund is the chief operating fund of the State. At the end of fiscal year 2007, the State's general fund reported a total fund balance of $1.9 billion. The net increase in fund balance during fiscal year 2007 was $365.8 million. Expenditures of the general fund totaled $12.2 billion in fiscal year 2007, a decrease of $601.2 million from fiscal year 2006. The major contributing factor to this was a decrease in expenditures for human services of $667.0 million from fiscal year 2006 to fiscal year 2007. The most significant decrease was public assistance payments which decreased $328.8 million.

   The public education fund category provides general and special education services to the children of the State and other related functions such as library services and student loans. Total fund balance increased by $37.0 million. Revenues of the public education funds totaled $1.3 billion in fiscal year 2007, an increase of $8.4 million from fiscal year 2006. The major factor that contributed to this was an increase of $20.4 million in the miscellaneous revenues for an increase in loan repayments.

   The conservation and environmental protection fund category provides for the preservation of the State's wildlife and environment. The fund balance increased by $58.5 million. The major contributing factor to this was an increase of $13.2 million in federal receipts from the U.S. Environmental Protection Agency.

   The transportation and law enforcement fund category provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance decreased by $90.0 million. Revenues decreased $231.2 million during fiscal year 2007. The major factor contributing to this was a decrease of $104.4 million in motor vehicle fuel tax revenue relating to Amendment 3 of the State Constitution redirecting fees to the Missouri road fund.

   The Missouri road fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate state highway system. The fund balance increased by $383.4 million in fiscal year 2007. Revenues of the Missouri road fund increased during fiscal year 2007 by $155.0 million primarily due to an increase of $74.0 million in revenues from taxes. Out of this amount, $59.3 million of the increase is from motor vehicle sales tax.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") imposes a limit on the amount of taxes that may be imposed by the General Assembly in any fiscal year. This limit is tied to total State revenues for each fiscal year and adjusted annually based on a formula which is tied to increases in the personal income of Missouri for certain designated periods. If the revenue limit is exceeded by 1% or more in any fiscal year, the excess revenue will be refunded based on the liability reported on state income tax returns. If the excess revenue collected is less than 1% of the revenue limit, the excess revenue shall be transferred to the General Revenue Fund.

   The revenue limit can be exceeded by a constitutional amendment adopted by the people or if the General Assembly approves by a two-thirds vote an emergency declaration by the Governor. The State has refunded money to income taxpayers for fiscal years 1995 through 1999, but has not exceeded the revenue limit in fiscal years 2000 through 2007. The State does not expect the limit to be exceeded in fiscal year 2008.

   Total revenue collections decreased by $212.0 million or 1.0% during fiscal year 2007, while total expenses only increased by $103.2 million. The decrease in revenue was due primarily to decreases in several types of taxes such as financial institution tax and managed care organization tax.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State is exposed to various risks of loss related to tort liability, general liability, motor vehicle liability, contractor liability, and injuries to employees. The State assumes its own liability for risks except for the purchase of surety bond, aircraft, and boiler coverage. The State Office of Administration (OA), Risk Management Unit, self-insures its workers' compensation program for all state employees, with the exception of the Missouri Department of Transportation (MoDOT) and the State Highway Patrol. Liability insurance is also provided by OA-Risk Management, pursuant to State statute, through the State's legal expense fund, which is a component of the General Fund in this report. This insurance covers all State employees.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Missouri are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Missouri IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Missouri IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Missouri IM-IT to pay interest on or principal of such bonds.

   The Missouri IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              Nebraska Risk Factors

   General. Since Nebraska's Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

   Budgetary control of state expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State's accounting system is designed to budget check each expenditure to ensure the appropriation is not exceeded.

   Economic Outlook. The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 92 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2007 increased $85 million over the prior year, due to the steady growth in Nebraska in all areas: jobs, income and revenue. In finalizing the biennium budget for the fiscal years ending June 30, 2008 and June 30, 2009, the Legislature, as required by the State Constitution, balanced the budget.

   For the fiscal year ending June 30, 2007, the State's General Fund ended the fiscal year with a cash and investments balance that exceeded one billion dollars for the first time ever, at $1.114 billion.

   The current forecast for fiscal year 2008 anticipates net receipts in the General Fund to increase about $50 million, or approximately a 1.5% increase over fiscal year 2007. No significant changes in revenue are anticipated in the other funds.

   State Economy. The Bureau of Business Research of the University of Nebraska-Lincoln and the Nebraska Business Forecast Council remain optimistic on Nebraska's economic future and have published the following comments about its economy. Aggregate farm income is expected to grow rapidly in the next two years. Solid broad-based employment growth, rising proprietor incomes, and strong growth in dividend and interest incomes will lead to strong overall growth in non-farm personal income. While housing construction will not fully recover until 2008 or 2009, other components of the construction industry, such as hospital, health care, hotel and restaurant construction activity should grow steadily. Nebraska should also continue to benefit from further decentralization of manufacturing activity away from the industrial Midwest to areas in Nebraska. Opportunities continue to improve in the food processing sector and the transportation and warehousing industries are expected to continue to expand rapidly. Finally, strong growth is expected in services employment, in areas such as health care and social assistance.

   Cash Management. All cash is required to be deposited in the State Treasury. At the direction of the State Treasurer, the State Investment Officer invests all cash in the Operating Investment Pool (OIP). This pool is comprised of some short-term investments and many medium-term investments. The OIP is reflected as cash and investments on the State's financial statements. Interest earnings are credited on a monthly basis to each fund eligible to earn interest. All interest earnings not credited to other funds are deposited in the General Fund.

   State law requires that all public funds deposited in banks be secured by having each such bank maintaining, at all times, an aggregate amount of securities of at least 102 percent of the amount on deposit, less the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). It is the State's policy to continually monitor the clearing and depository banks for compliance with this law.

   Long-Term Financial Planning. The State always is looking at least four years out in its analysis of the status of the financial condition of the State in preparing the its budgets, with a working model of the biennium budget for fiscal years 2010 and 2011. In its analysis, the State forecasting models to forecast revenue and then examine major expenditures, especially those that have a trend of outpacing revenues. Future revenues are projected to increase between 4 and 6 percent annually. This increase is quickly tempered by the fact that during the last legislative session the Legislature passed the largest tax relief package in the history of the State. This moderate growth of income will not be enough to counter the future estimates of school aid increasing 6%, Medicaid increasing 7.5% and public assistance increasing 9%. Since these expenditures comprise about half of the General Fund expenditures, this puts significant pressure in keeping all other costs of running the State to a "minimum increase" mode in order to provide a mandated balanced budget. To ensure a balanced budget, the State exerts considerable time and effort in reviewing the trends of future revenues and expenditures.

   Risk Management. Worker's compensation, employee health coverage, employee liability and general liability are self-insured. Commercial insurance coverage has been purchased for automobile liability, real and personal property damage, employee life coverage, and employees' errors or omissions.

   Retirement Systems. Total net assets of the State's pension trust funds reached $9.1 billion by June 30, 2007, compared to $7.8 billion on June 30, 2006. These are the assets of the three defined benefit plans (School, Judges and State Patrol plans), two defined contribution and cash balance plans (County and State Employees plans) and the State Employees' Deferred Compensation Plan that are administered by the State.

   Financial Highlights - Government-wide. The assets of the State exceeded its liabilities at June 30, 2007 by $10.5 billion. The majority of the net assets are represented by the investment in the State's infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, unrestricted net assets were reported as $998 million, most of which is available to be used to fund future needs of the State. The primary government's net revenues exceeded net expenses for 2007 by $688 million resulting in the increase in net assets. The increase in net assets was primarily a result of a $165 million increase in investment earnings and a steady economy providing a moderate increase in taxes collected coupled with a less than budgeted increase of expenditures from 2006.

   Fund Level. General Fund receipts for 2007 were $191 million above the original budgeted amount and above the final budget by $47 million. Expenditures were $205 million less than the original budget. On a Generally Accepted Accounting Principles (GAAP) basis, the General Fund had $285 million in excess revenues prior to $6 million in other financing uses resulting in an ending fund balance on June 30, 2007 of $972 million. Other governmental funds receipts exceeded expenditures by $169 million; in addition, such funds received $35 million in other financing sources (namely net transfers in) increasing such fund balances at June 30, 2007 to $1,842 million.

   The $320 million of net assets of the Unemployment Insurance Fund represents eighty-nine percent of the proprietary funds. Such fund had a $47 million increase in net assets for 2007 compared to a $62 million increase in 2006, a $15 million smaller increase. This was chiefly due to a $27 million decrease in business assessment fees collected from employers (due to a lower rate being charged), offset by an $8 million decrease in unemployment claims and a $5 million increase in investment income.

   Long-term Liabilities. Long-term liabilities shown on the government-wide financial statements totaled $499 million at June 30, 2007, which is a slight decrease from the prior year. Most of these liabilities consist of claims payable for workers' compensation, medical excess liability, litigation, unemployment insurance, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due employees when they retire. After a retired employee reaches the age of 65, the State has no further obligation for other post employment benefits.

   Net Assets. The State's assets totaled $12,285 million at June 30, 2007 as compared to $11,550 million at June 30, 2006. As total liabilities only totaled $1,769 million, net assets amounted to $10,516 million as of June 30, 2007. As of June 30, 2006, these amounts were $1,722 million and $9,828 million, respectively. By far the largest portion of the State of Nebraska's net assets (71 percent) reflects the State's investment in capital assets (e.g., land, buildings, equipment and infrastructure - highways, bridges, dams, etc.). The State uses these capital assets to provide services to citizens; thus, these assets are not available for future spending. Restricted net assets are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. They also are not available for future spending. For Governmental Activities other than capital assets, the majority of the restricted net assets consist of the Permanent School Trust, the Tobacco Settlement Trust, the Intergovernmental Trust and the loans to political subdivisions for drinking water and clean water projects. The net assets for business-type activities represents chiefly cash set aside for future unemployment insurance benefits.

   Over 79% of the State's non-capital assets consist of cash and investments. It should be noted that $512 million in 2007 and $556 million in 2006 of such assets represent "Securities Lending Collateral," an amount created by a journal entry required by GASB in order to record a lending transaction. Since the asset is offset by a corresponding equal liability, the net asset is zero and thus the asset cannot be spent. Receivables, chiefly from taxes and the federal government, represent 20% of the non-capital assets.

   Liabilities largely reflect three groupings which represent 91% of total State liabilities, not including the obligations under securities lending explained in the above paragraph. These are operational payables, which consist of accounts payables and accrued liabilities of $344 million ($305 million in 2006); tax refunds payable of $299 million ($281 million in 2006); and long-term payables explained below.

   Since the State's Constitution generally prohibits the State from incurring debt, the Statement of Net Assets presents few long-term liabilities (shown as noncurrent liabilities), which total only $499 million ($509 million in 2006). The majority of such liabilities are for claims payable for workers' compensation, medical excess liability, litigation, unemployment insurance, and employee health insurance totaling $138 million for 2007 ($140 million for 2006), Medicaid claims for $192 million ($197 million in 2006) and the calculated amount for vested sick leave due employees when they retire and accrued vacation of $118 million in 2007 ($113 million for 2006). Other minor amounts of long-term liabilities consist chiefly of capital lease obligations, and bonds payable related to NETC Leasing Corporation and Nebraska State Building Corporation bonds. Both of these entities are legally separate from the State, but are so intertwined with the State that they are, in substance, the same as the State. Such debt related to capital assets totaled $37 million at June 30, 2007. There was also $14 million of obligations under other financing arrangements.

   The change in net assets of Governmental Activities, other than an increase of $159 million in capital assets, was due to the $287 million increase in unrestricted net assets and the $196 million increase in restricted net assets. This was the result of increased taxes collected, a significant jump in investment income and lower spending than expected.

   At the end of June 30, 2007, the State is able to report positive balances in all of the three categories of net assets.

   Governmental Activities. Governmental activities increased the State's net assets by $641 million in 2007 ($503 million in 2006). Furthermore, governmental activities represent 96% of all the primary government's revenues. Program revenues of governmental activities were $2,742 million and were used to partially offset program expenses of $6,271 million, leaving net expenses of $3,529 million. Only 6% of total expenses were spent on general government expenses. General taxes, investment earnings, contributions to the permanent fund principal and transfers all totaling $4,170 million were used to more than cover the remaining costs of the governmental activities' programs. Program revenues only increased 3% from 2006. Tax revenues were up $94 million, which was a little short of offsetting the increase in program expenditures, net of revenues. However, investment earnings increased $157 million, as opposed to a $25 million decrease in 2006. This increase in investment earnings was the result of more funds being invested at higher interest rates and large, positive market value increases. These two revenue items were the chief reasons net assets increased $138 million more than in 2006. Program expenditures, net of revenue, increased by $119 million in 2007.

   Business-type Activities. The business-type activities increased the State's net assets by $47 million for 2007, which was net of a $29 million transfer to the governmental activities. Most of the $263 million of business-type activities' program revenues was related to the business assessment fees in the Unemployment Insurance Fund and Lottery Fund revenues. The Unemployment Insurance Fund had operating income of $33 million in 2007. This income, when combined with the $14 million in investment income, produced $47 million of net revenue. Lottery revenues of $114 million generated net revenue of $29 million, which was offset by the $29 million transfer to the Governmental Activities. The lottery transfer was used primarily for education and environmental studies.

   Governmental Funds. The focus of the State's Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State's net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If unreserved balances are designated, they are unreserved only within the confines of the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At June 30, 2007, the State's Governmental Funds reported combined ending fund balances of $2,813 million. The total unreserved balances amounted to $2,153 million.

   General Fund. The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $291 million. Such refunds payable are $11 million less than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $961 million. On June 30, 2006, the General Fund had a positive fund balance of $692 million. While both revenues and expenditures increased in 2007, revenues again exceeded expenditures which increased the fund balance $285 million in 2007, which was about equal to the $289 million increase that occurred in 2006. This operating increase in 2007, when coupled with the $6 million of net transfers out, caused the General Fund balance to increase by $279 million, ending with a fund balance of $972 million. Revenues in 2007 were more than anticipated and were up $131 million over 2006 chiefly due to (1) an increase in income tax revenue of $58 million (a 3% increase) over 2006 and (2) increased investment income of $57 million due to more funds being invested at higher interest rates. Sales taxes from increased retail sales were up 1.5% over last year. Expenditures were less than budgeted due to continued efforts by agency heads to be conservative in spending.

   To compensate for any downturns in revenues, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General fund cash in the General Fund financial statements, it is separate and distinct in that, by State Statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. No such need existed in 2007. The Cash Reserve Fund was at $177 million at the beginning of 2006. Due to the fact that 2005 revenues exceeded the forecast, a statutory requirement caused a $262 million transfer from the General Fund cash account to the Cash Reserve Fund in fiscal year 2006 in July 2005. Offsetting this large transfer was a $146 million payment made on August 1, 2005 from the Cash Reserve Fund to settle a lawsuit against the State related to a low-level radioactive waste site. There were also other transfers out of the Fund of $19 million, leaving a Cash Reserve Fund balance at June 30, 2006 of $274 million. The statutory transfer for excess receipts for FY 2006 of $260 million was made in July, 2006. There were transfers out of the reserve of $18 million, leaving a balance of $516 million at June 30, 2007.

   Other Governmental Funds. Other governmental fund balances totaled $1,842 million at June 30, 2007; $660 million of such fund balances is reserved to indicate that such dollars are not available for new spending because such funds
(1) are represented by endowment principal ($406 million), (2) are represented by an asset that has not yet been received, e.g., loans receivable ($237 million), (3) have been expended for other assets, chiefly inventories ($8 million) and thus the funds are not available, or (4) have been committed for debt service ($9 million).

   Of the non-General Fund unreserved fund balances of $1,182 million, $88 million represents permanent school funds which can be used only for support of public schools. $1,014 million is represented by special revenue funds which while unreserved, normally must be spent within the confines of such special revenue funds (a majority of these same funds are considered "restricted" on the government-wide financial statements). Twenty-eight million dollars is represented by other permanent funds, which again normally must be spent within the confines of the fund. Fifty-two million dollars is in the Capital Projects Fund, which, while unreserved, must be spent on a capital projects.

   The three major funds presented as special revenue funds are the Highway Fund, the Federal Fund and the Health and Social Services Fund, with total fund balances of $667 million. Of this balance, $656 million is classified as unreserved, but which are restricted in the government-wide statements, indicating that the funds are unreserved only within the confines of such funds.

   Governmental funds other than the General Fund saw an increase in fund balances of $204 million. The fund balances of the following funds increased: the Highway Fund ($56 million), the Health and Social Service Fund ($72 million), the Permanent School Fund ($53 million) and other Nonmajor Funds ($33 million). The Federal Fund decreased by $10 million.

   Fiduciary Funds. The Pension Trust Funds represent the majority of the fiduciary funds. Such Pension Trust Funds net assets increased $1,320 million to $9,102 million in 2007 due primarily to a strong market in 2007, which provided $1,185 million in appreciation of investments. Investment income in 2007 was $147 million versus $141 million in 2006. Benefits, refunds and related administrative expenses exceeded the contributions to the plans by only $1 million. In another trust fund, $435 million of participant contributions was received by the College Savings Plan and is recorded in the Private Purpose Trust Funds. Total net assets in the College Savings Plan now total $1,643 million.

   Proprietary Funds. The State's proprietary funds provide the same type of information discussed earlier in the government-wide financial statements under Business-type Activities, but in more detail. The State's one major proprietary fund, the Unemployment Insurance Fund, had reported net assets of $320 million at the end of 2007. This fund's net assets increased $47 million in 2007, mainly due to business assessment fees which exceeded the unemployment claims paid out by $33 million (which in effect helped rebuild the cash reserves of the fund) and investment earnings of $14 million. Other proprietary or enterprise funds, the Lottery Fund, the Excess Liability Fund (this fund was established to provide limited liability for physicians working in Nebraska) and Cornhusker State Industries (this operation utilizes incarcerated persons to manufacture and sell items) had combined income of $29 million prior to a $29 million transfer from the Lottery to governmental funds. Such transfer was used primarily for education and environmental studies.

   Analysis of General Fund. In 2007, the State continued to benefit from of an improved economy in the Midwest. Forecasted revenues, upon which the State's budgeted General Fund expenses were based, were anticipated to be basically flat in 2007 due to some changes in the sales tax base. Because the revenues continued to exceed expectations, the State's Forecasting Board made three new forecasts throughout the year, each time increasing the expected revenues. The total forecasted net revenues increased $144 million from the original revenue forecast of $3,106 million. However, the State even slightly exceeded the revised projected tax revenues of $3,250 million by $47 million, realizing actual tax revenues, net of refunds, of $3,297 million on a budgetary basis. Additionally, agencies continued to watch their General Fund expenditures and ended up spending $193 million less than the final appropriated amount. This reduction, when coupled with the increased tax revenues, allowed the State to finish 2007 with $274 million of General Fund revenues in excess of expenditures on a budgetary basis, prior to net transfers out.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Nebraska are rated AA+ by S&P and unrated by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Nebraska IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Nebraska IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Nebraska IM-IT to pay interest on or principal of such bonds.

   The Nebraska IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             New Jersey Risk Factors

   Economic Outlook. As of December 2007, New Jersey's unemployment rate stood at 4.5 percent as compared to the nation's average of 5.0 percent. Generally improving labor market conditions have kept the State's monthly jobless rate below 5.0 percent for the forty-third time since June 2004. New Jersey's unemployment rate as of December 2006 was 4.2 percent.

   During calendar year 2007, the State's payroll employment grew at an average annual rate of 0.6 percent after growing at rates of 0.9 percent in 2006, and
1.0 percent in 2005. The State has added approximately 151,600 jobs between the bottom of the employment cycle in March 2003 and December 2007.

   The level of payroll employment in December 2007 was 4.1 million, remaining above the 4.0 million mark for the forty-second consecutive month. The preliminary growth rate for New Jersey's personal income of 6.4 percent for the third quarter of 2007 came in above the revised growth rate of 5.1 percent for the second quarter of 2007. Personal income is expected to grow at a moderate pace below 5.0 percent in 2008 and 2009.

   The State and the nation may experience further near term deterioration in growth and the expected pace of economic expansion may stall if consumers, investors, and businesses become more concerned about energy prices, sub-prime mortgage and other financial market turmoil, and geopolitical tensions. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, energy prices, and stability in financial markets. With the passage of a federal economic stimulus package along with supportive monetary and fiscal policies, based on information available as of the date of this report, the long term prospects for economic growth of the State are expected to remain stable in 2008 and beyond.

   Revenues and Expenditures. The State's Fiscal Year 2007 net assets decreased by $428.7 million. During Fiscal Year 2007, the State disbursed $600.0 million to the New Jersey Schools Construction Corporation to help finance school facilities construction throughout the State. Approximately 59.2 percent of the State's total revenue came from general taxes, while 20.6 percent was derived from operating grants. Charges for services amounted to 17.9 percent of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 30.3 percent was for educational, cultural, and intellectual development. Physical and mental health amounted to 19.6 percent of total expenditures, while government direction, management, and control amounted to 12.3 percent. Other major expenditures focused on economic planning, development, security, public safety and criminal justice, and community development and environmental management. During Fiscal Year 2007, governmental activity expense exceeded program revenues, resulting in the use of $31.3 billion of general revenues (mostly taxes and transfers). Revenues from business-type activities in Fiscal Year 2007 exceeded expenses by $899.1 million.

   During Fiscal Year 2007, State revenues, including transfers, totaled $49.0 billion, a decrease of $1.0 billion from the prior fiscal year. This decrease was primarily due to the reclassification of funds resulting from the implementation of GASB Statement No. 43. General taxes totaled $29.0 billion and accounted for 59.2 percent of total State revenues for Fiscal Year 2007. This amount reflects a $2.3 billion increase from the prior fiscal year and reflects a partial year effect of an increase in the Sales and Use Tax rate to 7.0 percent from 6.0 percent and broadening of the Sales and Use Tax base to include certain services. The State's Gross Income Tax totaled $11.7 billion, the Sales and Use Tax totaled $8.8 billion, and the Corporation Business Tax totaled $3.1 billion. The State's three major taxes comprised 81.5 percent of the total general taxes that were collected during Fiscal Year 2007. Fiscal Year 2007 expenditures totaled $49.4 billion, a decrease of $1.3 billion from the prior fiscal year. This decrease was primarily due to the reclassification of funds resulting from the implementation of GASB Statement No. 43. Offsets included increases of $767.9 million for educational, cultural and intellectual development, $477.9 million for transportation programs, $385.7 million for economic planning, development, and security, and $361.9 million for public safety and criminal justice. Overall, 49.9 percent of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

   Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. At any given time, there are various numbers of claims and cases pending against the State, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The claims filed can represent significant amounts and include, but are not limited to, issues regarding pensions and education funding. The majority of these claims have historically proven to be substantially less value than originally claimed. The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of June 30, 2007, the exact amount involved in these legal proceedings is not fully determinable.

   Debt Administration. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2007, New Jersey's outstanding long-term debt totaled $38.1 billion, a $0.7 billion increase over the prior fiscal year. In addition, the State has $10.9 billion of legislatively authorized bonding capacity that has not yet been issued. During Fiscal Year 2007, the legislatively authorized bonding capacity decreased by $313.2 million.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of New Jersey are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Jersey Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Jersey Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Jersey Trust to pay interest on or principal of such bonds.

   The New Jersey Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

                             New Mexico Risk Factors

   General. New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2007 of 1,969,915. Albuquerque is the State's largest city and economic center. Most of the State's leading employers are concentrated in Albuquerque, where 40% of the State's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the State, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   Major industries in the State are energy resources, semi-conductor manufacturing, tourism, services, arts and crafts, agriculture-agribusiness, government, and mining. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

   General Fund. The State derives the majority of its recurring General Fund revenues from four major sources: general and selective sales taxes, income taxes, taxes and royalties on natural resource production, and interest earnings from its two permanent funds. Effective July 1, 1981, the Legislature repealed the property tax levy for general State operating purposes, and has not reinstated it since that time. However, the New Mexico Constitution authorizes a levy of up to four mills for general State operating purposes and additional levies for the support of State educational, penal and other institutions.

   In the 2007 Fiscal Year, recurring General Fund revenues increased by 3.5 percent to $5,774.5 million. Prices for oil moderated somewhat and natural gas prices declined to pre-Katrina levels, resulting in a decline in severance taxes and rents and royalties of 10.2 percent and 9.5 percent, respectively. General and selective sales taxes grew by 7.8 percent, while income taxes grew by 9.0 percent, with corporate income tax collections up by 21.9 percent. Investment income increased by 2 percent. Total recurring appropriations in the budget for the 2007 Fiscal Year total $5,113.1 million, representing 8.6 percent growth over the previous year. Non-recurring appropriations of $814.3 million were appropriated by the legislature, largely for capital investments. $152.9 million was transferred from the General Fund Operating Reserve to the appropriation account. Year-end reserves in the General Fund decreased by $156.4 million to $641.8 million, or 12.6 percent of recurring appropriations.

   Based upon the approved operating budget and estimate results for the 2008 Fiscal Year, recurring General Fund revenues are expected to increase by 2.2 percent to $5,902.3 million. Prices for oil that had moderated somewhat early in the fiscal year are expected to finish the fiscal year at prices over $100 a barrel. Natural gas prices were also moderate early in the year and finally began tracking crude oil increases late in the fiscal year. In the December 2007 budget forecast, growth in severance taxes and rents and royalties was estimated at 2.0 percent and 9.0 percent, respectively. General and selective sales taxes are expected to grow by 2.9 percent, while income taxes are expected to decline by 3.2 percent. Investment income is expected to increase by 7.4 percent. Recent flash updates indicate that total recurring revenues will be approximately as forecast, although oil and gas based taxes will grow strongly in excess of forecast, while gross receipts, income and motor vehicle excise taxes will grow more slowly than forecast. Total recurring appropriations in the budget for the 2008 Fiscal Year total $5,675.1 billion, representing 11.0 percent growth over the previous year. Non-recurring appropriations of $313.0 million were appropriated by the legislature, largely for capital investments. Based on current estimates of revenues and appropriations, it is expected that there will a $38.9 million transfer from the General Fund Operating Reserve to the appropriation account. Year-end reserves in the General Fund will decrease by $29.6 million to $612.2 million, or 10.8 percent of recurring appropriations.

   Economic Factors and Next Year's Budgets and Rates. Additional resources were added to improve the investment function in recent years. A portfolio manager was added to manage the new bond proceeds portfolio. Additionally, a new financial analyst will be added to provide analytical and accounting support. A new electronic trading platform (Trade Web) was initiated to allow transparent, competitive investment trades. The Local Government Investment Pool received its maiden rating (AAAm) from S&P. These additional resources greatly benefited the investment function of the State Treasurer.

   The State Treasurer contracted for a higher level of legal services to assist with investment and other internal policy updates, provide legal counsel for various personnel lawsuits and grievance hearings, and draft proposed legislation and other miscellaneous legal advice. The State Treasurer also added resources to implement numerous recommendations included in the forensic audit prepared by Deloitte; initiated personnel, system and facility, and security recommendations made by the Office of the Chief Information Officer; and reduced IT budget based on decommissioning of TRACS and recognized staffing efficiencies in banking operations due to SHARE implementation.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the State may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of June 17, 2008 the total amount of general obligation bonds outstanding is approximately $238.6 million.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of New Mexico are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Mexico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Mexico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Mexico IM-IT to pay interest on or principal of such bonds.

   The New Mexico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              New York Risk Factors

   General. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The financial condition of the State is affected by various national, economic, social and environmental policies and conditions. In particular, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Although the State's Division of the Budget ("DOB") projects the current national recession to be mild, there are a number of factors that pose a particularly large degree of risk for New York due to the uncertainty in the financial and capital markets. The State's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. The full extent of the losses associated with subprime debt remains unclear, and escalating losses could result in a further delay in the recovery of Wall Street profits and bonuses. If inflation rates accelerate, the Federal Reserve may choose to reverse its current policy and increase rates, which traditionally has had adverse effects on the State economy. In addition, should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. High energy prices also pose a particular risk to the State's tourism sector.

   Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in Afghanistan, Iraq, and the Middle East in general; (ii) high oil prices which could adversely affect many different sectors of the national and State economies; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could worsen recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

   Economic Condition and Outlook. Following the State's recovery from the recession of the early 2000s, it now appears that the State economy is entering a recession that is projected to be mild compared to the two past recessions. The financial markets showed strong performance in the first half of 2007. The subsequent national economic downturn has affected the State economy, although the State's downturn is likely to occur with a lag relative to the national economy. Tightening in the credit markets, along with the volume of writedowns of bad debt related to subprime mortgage-backed assets, are likely to continue to have a significant adverse affect on the State's economy. The State's economy is heavily concentrated in the information, finance, and business service sectors-more than half of the State's economic output comes from these sectors. As a result, wage growth for the State is projected to increase at a lower rate than the projected national rate. Recent figures indicate that State unemployment rates are slightly better than national unemployment figures, but projections for wage growth are higher at the national level. In March 2008, the unemployment rate in New York was 5.1 percent, compared with the national rate of 5.2 percent. The DOB projects State wage growth to be 2.7% for 2008, as compared to projections of wage growth of 3.1% for 2008 at the national level.

   The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year 2007.

   Current and Outyear Fiscal Projections. The State Governor's Executive Budget for the 2008-09 fiscal year projected ending the 2008-09 fiscal year in balance on a cash basis, with a closing balance in the General Fund of $2.2 billion, and projected gaps of $3.3 billion in fiscal year 2009-10, $5.7 billion in fiscal year 2010-11, and $6.8 billion in fiscal year 2011-12. The DOB notes that the Enacted Budget (similar to the Governor's Executive Budget) also projects ending the 2008-09 fiscal year in balance on a cash basis, projecting a closing fund balance in the General Fund of $2.0 billion and projected gaps of approximately $5.0 billion in fiscal year 2009-10, $7.7 billion in fiscal year 2010-11 and $8.8 billion in fiscal year 2011-12. Supplemental information released on May 28, 2008 indicates that tentative collective bargaining agreements with 11 public employee unions will result in a General Fund closing balance of $1.89 billion for fiscal year 2008-09, and increased outyear budget gaps in the range of $70 to $100 million per year.

   The City's current financial plan (the "Financial Plan") projects budget balance in the 2008 and 2009 fiscal years in accordance with GAAP as in effect through June 30, 2008. The City's Financial Plan projects gaps of $1.6 billion, $3.4 billion and $4.4 billion in fiscal years 2009 through 2011, respectively. Since the previous financial plan, the Financial Plan reflects an increase in projected net revenues of $2.3 billion in fiscal year 2008 and decreases in projected net revenues of $398 million, $2 billion and $1.6 billion in fiscal years 2009 through 2011, respectively.

   General Government Results. An operating surplus of $202 million was reported in the General Fund for the fiscal year ended March 31, 2007. As a result the General Fund had an accumulated fund balance of $2.4 billion. The State completed its fiscal year ended March 31, 2007, with a combined Governmental Funds operating deficit of $45 million as compared to a combined Governmental Funds operating surplus in the preceding fiscal year of $3.8 billion. The combined 2006-07 operating deficit of $45 million is due in significant part to an $840 million deficit in the Special Revenue Fund.

   As the State completed the 2006-07 fiscal year, its governmental funds reported a combined fund balance of $12.1 billion. Included in the 2006-07 fiscal year's total change in fund balance is an operating surplus of $202 million in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $1.4 billion in personal income tax revenue, a $1.4 billion increase in business taxes and a $746 million increase in miscellaneous revenues, offset by a $323 million decline in consumption and use tax revenue.

   Much of the increase in tax revenues is related to improvement in the State's economy and tax increases enacted for personal income. The increase in General Fund revenues was offset by a $3.6 billion increase in expenditures.

   Local assistance expenditures increased by nearly $2.8 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $798 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs. The State ended the 2006-07 fiscal year with a General Fund accumulated fund balance of $2.4 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in the personal income tax rate and an improving State economy.

   Overall Financial Position. The State reported net assets of $48.9 billion as of March 31, 2007, which was comprised of $62.7 billion in capital assets reported net of related debt, $7.3 billion in restricted net assets offset by an unrestricted net assets deficit of $21.1 billion. Net assets reported for governmental activities decreased by $670 million from a year ago, decreasing from $46.0 billion to $45.3 billion. Unrestricted net assets-the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements-had a deficit of $21.7 billion at March 31, 2007. The deficit in unrestricted governmental net assets, which declined by nearly $786 million in 2007, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.1 billion), eliminated the need for seasonal borrowing by Local Government Assistance Corporation ($4.2 billion), local highway and bridge projects ($3.3 billion), local mass transit projects ($2.3 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($8.6 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

   Net assets for business-type activities increased by $463 million (14.8 percent) to $3.6 billion in 2007 compared to $3.1 billion in 2006. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($178 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($255 and $56 million, respectively), and offset by Lottery losses of $26 million. As of June 30, 2006, $8.4 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

   General Fund Budgetary Highlights. General Fund expenditures exceeded receipts by $212 million in 2006- 07. The General Fund ended the fiscal year with a closing cash fund balance of $3.05 billion, which consisted of $1.03 billion in the Tax Stabilization Reserve Account (the State's "rainy day" reserve), $278 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $1.71 billion in general reserves.

   The State's 2007-08 fiscal year capital budget calls for it to spend $7.7 billion for capital projects, of which $3.8 billion is for transportation projects. To pay for these capital projects the State plans to use $220 million in general obligation bond proceeds, $4.1 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.6 billion in funds on hand or received during the year.

   Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment Capital Leases and Building Capital Leases which represent $244 million as of March 31, 2008, do not require Legislature or voter approval. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities-thus it is not expected to be repaid from resources generated by business-type activities.

   At March 31, 2008, the State had $1.8 billion in State-supported variable rate bonds outstanding and $5.9 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $2.4 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates, at which time they can convert to either a fixed or variable rate.

   At March 31, 2008, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 4.1% of the State-supported bonded debt portfolio. At March 31, 2007, the State had $48.8 billion in bonds, notes, and other financing agreements outstanding compared with $47.1 billion the year before, an increase of $1.7 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the "Act"), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries.

   The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages. With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $151 million for awarded and anticipated unfavorable judgments. In addition, the State is a party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $262 million.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa3 by Moody's. As of July 2008, all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New York Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New York Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New York Trust to pay interest on or principal of such bonds.

   The New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

                           North Carolina Risk Factors

   Economic Condition and Outlook. The impact from the economic slowdown in North Carolina was still unrealized by the end of 2006. The State is typically more volatile with respect to economic cycles than the nation as a whole. However, by early 2007, it was evident the slowdown had begun nationally, yet the State's economy showed less of an effect than the national economy. The mild slowdown experienced by the State in fiscal year 2006-07, may be due in part to North Carolina's relatively mild housing problems. For example, real estate conveyance tax receipts in North Carolina have been essentially flat compared to double digit declines in a many other states. It is projected that the biggest impact to the State's economy from the mid-cycle slowdown, plus the housing and financial sector slump, will occur in 2008. By the end of 2009, the economic and fiscal impacts are expected to dissipate with a return to near normal growth in the State.

   North Carolina's impact from the housing slump has been different than many other states. There was negative year-over-year sales growth statewide in existing, single-family homes for the fourth quarter of 2006 and the second quarter of 2007, and only 1.2 percent growth in the first quarter of 2007. The State's housing bubble was limited to a few resort areas, therefore, the Statewide impact from the housing slowdown has been far less severe than in many states. In addition, the State continued to experience strong population growth as well as employment growth, which may have dampened the impact from the national housing slump.

   The State's population is expected to continue growing at a rate above two percent through 2009. Comparatively, the nation's population is only expected to grow at slightly less than one percent. Likewise, non-farm employment grew in the State from August 2006 to August 2007, by 1.7 percent while national employment grew at only 1.2 percent. Another part of the employment story is the State's continued strong growth in the service-providing sectors with annual growth above 2.2 percent. This has more than offset the loss in manufacturing jobs, which continued to decline at a rate of 1.7 percent (an estimated 9,300 jobs) over this same period.

   North Carolina's economy has held up well under the strain of the housing slump and the economic slowdown. Therefore, income growth is projected to continue at a moderate pace and grow only slightly below the long-term average of 5.8 percent. As with the nation, the majority of the housing slump's effects will have worked themselves out by 2009, but residual effects will continue to be a drain on the State's economy. These impacts show up in slower than normal growth in retail sales and employment.

   The long-term negative growth trends in manufacturing continue as the State transitions from a manufacturing and agricultural based economy to a service and technological economy. The past year also saw a slowing of growth in the housing related industries including financial services, residential construction, and transportation.

   In general, North Carolina's economy is expected to expand at a faster pace than the nation. This should bode well for overall employment and help bolster income growth. Employment losses in the manufacturing industries will continue, but growth in the service and tech industries should continue to be a major stimulus to economic growth. There is little doubt that the State will experience an economic slowdown in the next couple of years, but it is in a position to perform better than the nation as a whole.

   Cash Management. It is the policy of the State that all agencies, institutions, departments, bureaus, boards, commissions and officers of the State shall devise techniques and procedures for the receipt, deposit and disbursement of monies coming into their control and custody which are designed to maximize interest-bearing investment of cash, and to minimize idle and nonproductive cash balances. The State Controller, with the advice and assistance of the State Treasurer, the State Budget Officer, and the State Auditor, develops, implements, and amends the Statewide Cash Management Policy. All cash deposited with the State Treasurer by state entities is managed in pooled investment accounts to maximize interest earnings.

   Risk Management. The State maintains self-insurance programs for employee health; general liability; medical malpractice; workers' compensation; and automobile, fire and other property losses. The State limits its risk for general liability; medical malpractice; and automobile fire and other property losses by purchasing private insurance for losses in excess of deductibles.

   State Budget. On July 20, 2006, the General Assembly passed House Bill 914 State Budget Act to replace the Executive Budget Act. This new legislation was effective July 1, 2007 and affects budget merit and management by simplifying, reorganizing, updating the current budget statutes, and making changes to conform the statutes to the State constitutional provisions governing appropriations. The State Budget Act defines key budget aspects and increases the targeted balance of the General Fund savings reserve from 5 percent to 8 percent of prior year operating appropriation expenditures. The new legislation provides that agency budgets be classified in accordance with generally accepted accounting principles as interpreted by the State Controller.

   As part of the implementation of the State Budget Act, several budgetary processes and the State's budget code structure have been reviewed and revised as appropriate. Some revisions have required adjustment to the State's budgetary and accounting systems. The State Budget Manual has been updated to reflect changes required by House Bill 914.

   Financial Analysis of the State as a Whole. Over time, increases or decreases in net assets serve as a useful indicator of whether a government's financial position is improving or deteriorating. The State's combined net assets increased $2.534 billion or 8.73% over the course of this fiscal year's operations. The net assets of the governmental activities increased $2.211 billion or 8% and business-type activities increased $323.184 million or 23.3%.

   The largest component of the State's net assets ($29.716 billion) reflects its investment in capital assets (land, buildings, machinery and equipment, state highway system, and other capital assets), less related debt still outstanding that was used to acquire or construct those assets. Restricted net assets are the next largest component ($2.689 billion). Net assets are restricted when constraints placed on their use are 1) externally imposed by creditors, grantors, contributors, or laws or regulations of other governments or 2) legally imposed through constitutional provisions. The remaining portion, unrestricted net assets, consists of net assets that do not meet the definition of "restricted" or "invested in capital assets, net of related debt."

   The government-wide statement of net assets for governmental activities reflects a negative $921.3 million unrestricted net asset balance. The State of North Carolina, like many other state and local governments, issues general obligation debt and distributes the proceeds to local governments and component units. The proceeds are used to construct new buildings and renovate and modernize existing buildings on the State's community college and university campuses, assist county governments in meeting their public school building capital needs, and to provide grants and loans to local governments for clean water and natural gas projects. Of the $6.875 billion of bonds and certificates of participation outstanding at June 30, 2007, $5.88 billion is attributable to debt issued as state aid to component units (universities and community colleges) and local governments. The balance sheets of component unit and local government recipients reflect ownership of the related constructed capital assets without the burden of recording the debt obligation. The policy of selling general obligation bonds and funneling the cash proceeds to non-primary government (non-State) entities has been in place for decades. However, by issuing such debt, the State is left to reflect significant liabilities on its statement of net assets (reflected in the unrestricted net asset component) without the benefit of recording the capital assets constructed or acquired with the proceeds from the debt issuances. Additionally, as of June 30, 2007, the State's governmental activities have significant unfunded liabilities for compensated absences in the amount of $382.316 million. These unfunded liabilities also contribute to the negative unrestricted net asset balance for governmental activities.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Debt Administration. At year-end, the State had total long-term debt (bonds and similar debt payable) outstanding of $6.912 billion, an increase of 6.03% from the previous fiscal year-end. During the 2006-07 fiscal year, the State issued $502.745 million in general obligation bonds (excluding refunding bonds) and $300 million in certificates of participation (COPs). The new general obligation debt represents a consolidation of clean water bonds and higher education bonds and constitutes the remaining authorized amounts of such bonds (see next page). The proceeds of the COPs will be used to finance the repair and renovation of State facilities and related infrastructure ($100 million) and various State and university capital projects authorized for special indebtedness financing by previous sessions of the General Assembly ($200 million). The repair and renovation projects were prioritized based on those projects related to life safety code requirements and water intrusion remediation.

   The State refinanced $80 million of its existing debt in fiscal year 2007 to improve cash flow and to take advantage of lower interest rates. By refinancing the debt, the State will reduce its future debt service payments by approximately $4.48 million over the next fifteen years.

   The State issues two types of tax-supported debt: general obligation bonds and various types of "special indebtedness", which are also known as appropriation-supported debt. General obligation bonds are secured by the full faith, credit, and taxing power of the State. The payments on all other types of long-term debt, including COPs, lease purchase revenue bonds, and equipment installment purchase contracts are subject to appropriation by the General Assembly. Some appropriation supported debt is also secured by a lien on facilities or equipment. Article 9 of Chapter 142 of the General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

   The State's long-term debt (bonds and similar debt payable) has increased significantly in recent years, rising from $1.521 billion in 1997 to $6.912 billion in 2007, in part due to large issuances for higher education capital projects.

   The budget bill enacted by the 2007-2008 Session of the General Assembly authorized the issuance of up to $669.15 million of special indebtedness (e.g., COPs) as follows: $481.14 million for higher education projects. Significant projects include $119.61 million to for a genetics science building at the University of North Carolina at Chapel Hill, $53 million for a nanoscience building to be used jointly by the University of North Carolina at Greensboro and North Carolina Agricultural and Technical State University, $41.61 million for a health and gerontological building at Western Carolina University, and $38 million for an animal hospital at North Carolina State University; $120 million to acquire State park land, natural heritage land, and to acquire waterfront properties or develop facilities for the purposes of providing public and commercial waterfront access; $35 million for an education and visitors center at Tyron Palace; and $33.01 million for correctional facilities.

   Article 5, Section 3 of the Constitution of North Carolina imposes limitations upon the increase of certain State debt. It restricts the General Assembly from contracting debts secured by a pledge of the faith and credit of the State, unless approved by a majority of the qualified voters of the State, except for the following purposes:

     1.   To fund or refund a valid existing debt;

     2.   To supply an unforeseen deficiency in the revenue;

     3. To borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50 percent of such taxes;

     4.   To suppress riots or insurrections; or to repel invasions;

     5. To meet emergencies immediately threatening the public health or safety, as conclusively determined in writing by the Governor; and

     6. For any other lawful purpose, to the extent of two-thirds of the amount by which the State's outstanding indebtedness shall have been reduced during the next preceding biennium.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of North Carolina are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the North Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the North Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the North Carolina IM-IT to pay interest on or principal of such bonds.

   The North Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

                                Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government - executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with the judicial branch and legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of the State governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a two year fiscal biennium which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio's economic output as measured by gross state product (GSP) totaled $442 billion, 3.6% of the national GSP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio's 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state with 2005 merchandise exports totaling $34.8 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 57% of that total.

   While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness. Since 2000, payroll employment in Ohio's diversifying employment base increased in 2001, decreased in 2002 and 2003, increased in 2004 through 2006, and decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 86% of all non-farm payroll workers in Ohio.

   In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in 1991 through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006
(5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In March 2008, the State
unemployment rate was higher than the national rate (5.7% vs. 5.1%). The unemployment rate and its effects vary among geographic areas of the State.

   Major Initiatives - Tax Reform, Expenditure Limitations and Financial Systems. The State biennial budget enacted and signed into law in June 2005 included a significant overhaul of Ohio's tax structure as described extensively in prior financial reports. The entire tax reform package was designed to spur business development and new jobs through the following reforms:

     1.   A 21 percent reduction in the personal income tax over five tax years;

     2. Reduction of the State sales and use tax to 5.5% from 6% effective in 2005-06;

     3. Phased elimination over five years of the corporate franchise tax (except for financial institutions and their affiliates);

     4. Elimination of the tangible personal property tax for general businesses and for telecommunications companies, phased in over four and five year periods, respectively; and

     5.   Implementation of a commercial activity tax (CAT).

   By fiscal year 2010, the reductions in State taxes are estimated to reach $2.4 billion, with the elimination of the local general business tangible personal property tax increasing estimated total tax reductions to $3.7 billion by fiscal year 2010 when the reform package is fully phased in.

   A year later in June 2006, there was also signed into law legislation enacted by the General Assembly imposing a limitation on most General Revenue Fund (GRF) appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses fiscal year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year.

   Reflecting the tax restructuring described above, GRF appropriations for the 2006-07 and 2008-09 fiscal biennia are resulting in the four slowest growing fiscal years with respect to expenditures of the last 40 years. The biennial budgets for these years reduced or held flat many of the State's GRF-funded agencies and consolidated functions or activities of several state agencies. The majority of GRF spending increases over this time period can be attributed to increased investment in primary and secondary education and Medicaid, and ongoing costs for debt service and property tax relief programs.

   In this period of expenditure constraint based on tax reform, the State is has a renewed focus on improved State budgeting and expenditures with increased transparency, accountability and performance, improved financial systems and cash and debt management, and targeted investment of scarce resources.

   With the revenue constraints of tax reform requiring a clear presentation of Ohio's near term financial position, Ohio is enhancing the transparency of its financial position for its citizens and investors. For the first time, the 2008-09 executive budget proposal presented revenue and spending projections for four fiscal years (rather than two). Based on this new budgeting approach, the Office of Budget and Management (OBM) will pursue awards for excellence in budget reporting through the Government Financial Officers Association (GFOA) which Ohio has not received since its 2002-03 executive budget.

   Ohio is also improving its financial management through the deployment throughout State government of a comprehensive enterprise information system know as the Ohio Administrative Knowledge System (OAKS). When installation is completed in June 2009, OAKS will be the most comprehensive enterprise IT system operating at a state level in the nation. OBM is in the second of three stages in the deployment of OAKS. The initial stage went live in January 2007 and implemented a new human resource system for state agencies to manage payroll and personnel. The second stage went live in July 2007 and provides OBM with new, enhanced financial management and reporting tools. The final stage went live in January 2008 and provided new and enhanced budget decision-making and management tools. OAKS Implementation also involves upgrading workforce skills across agencies.

   To enhance collections and revenue management, the Department of Taxation commenced the deployment in 2008 of the State Taxation Revenue and Accounting System (STARS) by entering into a system integrator contract on June 2, 2008 with Electronic Data Systems to provide hardware and software implementation, integrator services and post-implementation warranties and support. STARS includes a six phase implementation schedule with the last phase planned for completion in April 2011. STARS will provide an integrated tax collection and audit system and replace the State's existing separate tax software and administration systems for the twenty-four different taxes collected by the State. STARS will make it possible for the Department of Taxation to provide an improved quality of taxpayer services including self service opportunities, and enhance its compliance activities while providing cost savings through improved productivity and workflow management within the Department of Taxation.

   Revenues and Expenditures in the 2006-07 and 2007-08 Fiscal Biennia. The GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation.

   The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of fiscal year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

   The GRF appropriations Act for the current 2008-09 fiscal biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with 2006 law limiting appropriation discussed above under Major Initiatives.

   The GRF appropriations Act for 2008-09 also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program contained in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

   With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State's major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

   Executive and legislative actions were taken based on the new OBM estimates, including:

     o The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 (since reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below).

     o Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

     o Authorizing expansion of the State-run lottery system to include "keno" games currently projected to generate $65,000,000 in Fiscal Year 2009.

   In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State's share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

   Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. The Governor and OBM are continuing to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

   In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. After extensive hearings and review, the General Assembly in June 2008, passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include, in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, $184,000,000 in bonds backed by net profits from the State's liquor enterprise, and $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

   Budgetary Controls. With each office performing specific functions relating to State expenditures, the OBM and the Treasurer of State account for and report on the State's fiscal affairs.

   OBM maintains records of the appropriations made by the General Assembly, and its Director certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most state departments and agencies (excluding, among others, higher education institutions' non-capital expenditures). The OBM Director's certification is required for all expenditure vouchers before the OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures.

   The Treasurer of State maintains the cash and investments that comprise the State treasury, and redeems the warrants issued by the OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State's cash flow position for investment purposes.

   State financial reporting practices have been and are in accordance with generally accepted accounting principles (GAAP basis). Each Comprehensive Annual Financial Report (CAFR) includes the State's Basic Financial Statements (BFS) for that Fiscal Year as examined by the Auditor of State. The 1990 through 2004 and 2006 CAFRs received the Government Finance Officers Association Certificate of Achievement for Excellence in Financial Reporting. Ohio did not receive this award for its Fiscal Year 2006 CAFR due to challenges in concluding audits related to the Bureaus of Workers' compensation within reporting deadlines.

   The BFS are presented in accordance with a fund classification system prescribed by the Governmental Accounting Standards Board. The GAAP basis financial statement presentation is comprehensive in scope and includes organizations and activities defined within Ohio's reporting entity that are not subject to the State's appropriation process. The "General Fund" as reported in the BFS includes more than just the GRF; it also encompasses the Budget Stabilization Fund and those reimbursement-supported funds that account for activities administered by State agencies and departments and for which special revenue or proprietary fund classifications are considered inappropriate.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool.

   During fiscal year 2008, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the State's Uniform Depository Act, are limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, bonds and other direct obligations of the State of Ohio and obligations of boards of education and other local subdivisions, commercial paper, repurchase agreements, no-load money market mutual funds, bankers' acceptances, bonds of U.S. corporations or of foreign nations diplomatically recognized by the United States, security lending agreements, and the Treasurer's STAR Ohio investment pool.

   Quarterly, the OBM allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings with those allocations made based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of June 2008, all outstanding general obligation bonds of the State of Ohio are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Ohio IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Ohio IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Ohio IM-IT to pay interest on or principal of such bonds.

   The Ohio IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

                              Oklahoma Risk Factors

   Economic Outlook. Oklahoma's economy has made great gains since the economic recession of 2001-2002. Oklahoma was ranked fourteenth, higher than surrounding states in the "Top 10 Pro-Business States for 2007" by Pollina Corporate Real Estate. The national study recognized Oklahoma for its business incentives and economic development efforts.

   Some highlights of Oklahoma's economy are: the State job growth for 2007 was
1.5 percent versus 1.3 percent at the national level; strong job gains relative to the U.S. have again pushed state population gains above the 1 percent mark in 2007; in 2007, over 5,000 jobs have been announced statewide by manufacturing and service companies; some of the most notable employment announcements taking place in Oklahoma include: 300 jobs being added in Tulsa by American Airlines; 180 jobs in Broken Arrow by Hill Manufacturing; 100 jobs in McAlester by Choctaw Manufacturing and Development and 450 jobs in Tulsa by DMI Industries; a manufacturer of steel products and wind towers.

   Oklahoma emerged from the revenue shortfall years of fiscal year 2002 and fiscal year 2003 with solid revenue growth in fiscal year 2004 through fiscal year 2007. Actual revenue collected again exceeded 100% of the estimate and a deposit of $75.9 million was made into the Rainy Day Fund. This is the third year in a row and only the third time since the creation of the Rainy Day Fund that the fund balance reached the maximum allowed by law. The legal maximum is equal to 10% of the prior fiscal year's general revenue fund appropriations, or $571.6 million for fiscal year 2007.

   Oklahoma is also experiencing record investment revenues as the State Treasurer's monthly average investable base has risen from $1.801 billion at the end of fiscal year 2003 to $3.303 billion at the end of fiscal year 2007. Already for fiscal year 2008, this amount has increased another $295 million to an all time high of $3.598 billion.

   Major Initiatives.
   Revenue from the increased tobacco tax, gaming and the lottery will enhance Oklahoma's diverse revenue base and provide additional funds to health care and education. The State Board of Equalization approved an increase in certification of over $101.6 million from fiscal year 2007. Changes in law and transfers to the special cash fund made during the legislative session increased overall appropriations and expenditure authority to just over $7 billion for fiscal year 2008. Additional funds became available after the start of the fiscal year 2008. An additional $155 million spilled over from the Rainy Day Fund when it reached a Constitutional cap of $571.6 million. A total of $139.8 million in "spillover" funds were already allocated including $22 million for teacher salary increases, $39 million for Higher Education and $90 million to the State Emergency Fund.

   The Governor and Legislature focused on a number of significant issues during the 2007 legislative session designed to encourage economic development, improve education and increase access to quality health care services.

   Oklahoma's energy industry will likely give the State an edge in its economic outlook for fiscal year 2008. The State will see overall tax revenues begin to moderate much like the United States as a whole. Tax reform was enacted lowering the top marginal rate for income taxes for tax year 2008 to 5.5% with a further reduction to 5.25% in tax year 2009. The standard deduction will gradually increase to the federal level. Estate taxes will be phased out over a three-year period by equaling the exemption and rates for lineal and collateral heirs in 2007 and further increasing the exemptions in 2008 and 2009. The fiscal year 2008 budget includes $32 million for a $600 salary increase for teachers and $19.95 million for a targeted pay increase for teachers with ten or more years of experience. While Oklahoma still lags the regional average for teacher's salaries, it has increased to 97% of the average from a low of 87% in fiscal year 2000. Recommendations of the Achieving Classroom Excellence (ACE) Task Force created in the 2006 Session are continuing to be implemented. Major provisions include advising the State Board of Education on curriculum alignment, assessment development, alternate tests, intervention, and remediation strategies.

   Revenues and Expenditures. Revenue collections continue to keep pace in the current fiscal year. In the first six months, General Revenue Fund collections are $90.7 million (or 3.3%) above estimated collections and $7.9 million (or ..3%) above prior year collections. December sales taxes are primarily responsible for the revenue increases. Income and sales tax collections are a good indicator that the underlying state economy continues to show strength. The likelihood of budget cuts during the current fiscal year is remote unless the current trends reverse.

   Receipts from all of the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) exceeded revenues of the prior year, producing a combined total of $5.9 billion, or 88% of total General Revenue Fund receipts. The total of major taxes collected increased $140 million or 2.7% from that of the prior year. As compared to fiscal year 2006, collections from income taxes increased by $128 million, or 4.8%; sales taxes increased by $76 million, or 5.3%; motor vehicle taxes increased by $25.7 million, or 11.0% and gross production taxes on gas decreased by $103 million, or 16%.

   Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in thirteen years and dipped below the estimate nine years.

   Assets and Funds. The State's combined net assets (government and business-type activities) totaled $13.4 billion at the end of 2007, compared to $12.4 billion at the end of the previous year. The largest portion of the State's net assets (50%) reflects its investment in capital assets such as land, buildings, equipment, and infrastructure (road, bridges, and other immovable assets), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to citizens; consequentially, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   A portion of the State's net assets (25%) represents resources that are subject to external restrictions on how they may be used. The remaining balance of unrestricted net assets may be used to meet the State's ongoing obligations to citizens and creditors. Internally imposed designations of resources are not presented as restricted net assets.

   At the end of the current fiscal year, the State is able to report positive balances in all three categories of net assets, both for the government as a whole, as well as for its separate governmental and business-type activities. The same situation held true for the prior fiscal year.

   The State's net assets increased by $1.1 billion or 8.6%. Approximately 55 percent of the State's total revenue came from taxes, while 37 percent resulted from grants and contributions (including federal aid). Charges for various goods and services provided 6.4 percent of the total revenues. The State's expenses cover a range of services. The largest expenses were for general education, social services, and health services. In 2007, governmental activity expenses exceeded program revenues, resulting in the use of $7.4 billion in general revenues (mostly taxes). The business-type activities' program revenues exceeded their expenses for 2007 by $223 million.

   As of the end of the current fiscal year, the State's governmental funds reported combined ending fund balances of $6.2 billion, an increase of $520 million from the prior year. More than one half ($3.4 billion or 56%) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($439 million), 2) to pay debt service ($145 million), 3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($1.9 billion) or 4) for a variety of other restricted purposes ($147 million). The general fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the general fund was $3.4 billion, while the total fund balance increased $235 million to $4.2 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 24.6% of total general fund expenditures (down from 26% a year ago), while total fund balance represents 30% of that same amount (down from 31%). Overall the fund balance of the State's general fund increased by $235 million during the current fiscal year. This is a 5.9% increase from the prior year.

   The State of Oklahoma's total debt decreased by $7 million, or 1%, during the current fiscal year. The increase in long-term obligations of governmental activities was primarily due to a $96 million ODOT grant anticipation note payable, while business-type activities had a $74 million long-term obligations decrease primarily due to a reduction in the total outstanding bond indebtedness of the Oklahoma Water Resources Board ($72 million decrease).

   Government Funds. The Commissioners of the Land Office manage land and cash set aside by the Federal Government for the use and benefit of public education in Oklahoma to generate maximum earnings for Trust beneficiaries. The Trust beneficiaries are common education and thirteen Oklahoma colleges and universities. This year total program revenues were $272 million compared to $171 million of the prior year.

   Distributions to beneficiaries totaled $62 million for fiscal year 2007 with $16 million disbursed to universities and colleges and $44 million disbursed to public schools. This was an increase of $7 million from the apportionments of fiscal year 2006.

   The Department of Wildlife's Lifetime Licenses fund balance increased by 13.7% to $80.1 million. This increase occurred due to increases in both license revenue and investment revenue over the previous year.

   The Tobacco Settlement Endowment Permanent Fund holds certain moneys that are received in settlement of claims by the State against tobacco manufacturers. Earnings from these moneys are to be utilized for research, education, prevention and treatment of tobacco related diseases and certain other health programs. This fund reported a $78.8 million increase in fund balance with most of the increase, $47.6 million, coming from the settlement payment by tobacco manufacturers for 2007. The prior year's payment was about $42.4 million. The State now has $376.3 million in the permanent fund.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2007, the outstanding general obligation net debt of the State of Oklahoma was $233.5 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management. In general the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. The State Insurance Fund provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Oklahoma are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oklahoma IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oklahoma IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oklahoma IM-IT to pay interest on or principal of such bonds.

   The Oklahoma IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               Oregon Risk Factors

   General Economic Conditions. Oregon is the least populous of the three west coast states that also include California and Washington. Oregon had slightly more than 1.9 million of the three states' 23.5 million workers in August 2007. Oregon's largest metro area is the Portland-Vancouver-Beaverton metropolitan statistical area. The Portland area has the sixth largest number of workers of the seven metro areas with one million or more workers in the three states. It includes about half of Oregon's jobs.

   Employment grew more rapidly in Oregon than in most neighboring states in the mid-1990s due largely to a combination of high net in-migration and a boom in high technology (primarily computer chips), transportation equipment (such as recreational vehicles and heavy trucks), and construction. The Asian financial crisis in 1997 led to weaker manufacturing employment and slower overall job growth in Oregon. Then the national recession hit the State. Between late 2000 and the middle of 2003, employment fell by as much as 4 percent, much worse than in neighboring states. From late 2003 to mid-2006, Oregon gained jobs at roughly 3 percent per year. Then growth slowed markedly. From September 2006 to September 2007, Oregon's employment grew by less than 1 percent.

   During the rapid job growth of the mid-1990s, Oregon's unemployment rate ranked in the middle of all states and lower than its neighboring states. However, the rate rose with the Asian financial crisis. During the economic boom of the late 1990s and in 2000, Oregon's unemployment rate remained above the rates in neighboring states. The nation and Oregon went into a recession after the burst of the information technology bubble. With the onset of the recession, Oregon's unemployment rate soared from just over 5.0 percent in late 2000 to a peak of 8.5 percent in the middle of 2003. The State's population continued to grow despite the high unemployment rate. Oregon had the nation's highest or second-highest state unemployment rate for 39 of the 40 months from May 2001 to August 2004. Rapid job growth from late 2003 to mid-2006 pulled the unemployment rate down to under 5.5 percent by early 2006; it remained between 5.0 and 5.5 percent through late 2007.

   Oregon's major foreign export-related industries include computers and electronic products, transportation equipment, machinery, and agricultural crops. Oregon also ships large values of wood, food, nursery, machinery, plastic, and paper products to domestic markets and serves foreign and domestic tourists. Oregon's annual employment growth is expected to be 1.3 percent in 2007 and 2008, 1.9 percent in 2009, 1.8 percent in 2010, and 1.4 percent in later years. The State is projected to outpace the nation's growth rate from 2008 to 2013. Job growth is expected to be fastest in professional and business services, leisure and hospitality, and health care. Other nonmanufacturing sectors will post robust job gains as the State's population increases faster than the nation's. Manufacturing is projected to decline slightly. Overall, employment should grow slightly faster than population during the 2007 through 2013 time period, so Oregon may continue to have a low unemployment rate.

   During the past ten years, the State's general governmental expenditures related to education have increased in amount, but have decreased as a percentage of total expenditures (a ten-year decrease of 4.2 percent). This relative decline results from a shift in allocation of total expenditures for other program areas such as human services, public safety, and debt service expenditures. The general governmental expenditures related to human services have increased as programs to serve needy Oregonians have expanded; the percentage of total expenditures is 2.6 percent higher than it was ten years ago.

   During this same ten-year period, tax revenues, while increasing in amount, have actually decreased as a percentage of total revenue (a ten-year decrease of 7.3 percent). The reason for this relative decline is the relative increase in general governmental expenditures related to services that are supported more by federal revenues than by taxes (e.g., human services). As a percentage of total revenue, federal revenues are 3.8 percent higher than they were ten years ago, reflecting an increased participation in federal assistance programs which benefits Oregon's citizens.

   The unemployment rate for Oregon as of October 2007 was 5.5 percent; the national rate as of October 2007 was 4.7 percent. Employment growth in the second quarter of 2007 was 1.4 percent. This marks the sixteenth consecutive quarter of job growth. However, job gains have been slowing since the first quarter of 2006, a slowdown that has been expected after three years of strong job growth in Oregon.

   Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

   Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

   Revenue and Expenditures. The State budgets on a biennial basis rather than an annual basis. For the 2005-07 biennium, final budgeted expenditures for the General Fund increased by $152.5 million from original budgeted expenditures reflected in the Legislatively Adopted Budget. This increase was made to provide funding for additional expenditures mainly in the program areas of education, human services, and public safety. Forecasted revenues increased by $1,062.7 million from the original budgeted revenues. This increase was primarily due to higher than originally forecasted corporate and personal income tax revenue projections.

   Actual revenue and other financing sources exceeded actual expenditures and other financing uses by $708.6 million for the 2005-07 biennium, increasing the ending budgetary fund balance. For the biennium, actual revenues were greater than budgetary estimates mainly due to higher than expected corporate income tax revenues. Through House Bill 2707, the Legislature directed that a significant portion of excess corporate income taxes be transferred from the General Fund into the Oregon Rainy Day Fund to begin setting aside resources that could be used to assist the State during difficult economic times. Actual expenditures for the biennium were less than budgeted expenditures, as presented in the (cash basis) budgetary schedule for the General Fund; however, it is expected that the majority of remaining budget will be expended as obligations are paid during the six-month lapse period from July 1 to December 31, 2007.

   Debt Administration and Limitation. The State's constitution authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of June 30, 2007, the total balance of general obligation bonds was $4.40 billion.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Oregon are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oregon IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oregon IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oregon IM-IT to pay interest on or principal of such bonds.

   The Oregon IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            Pennsylvania Risk Factors

   Economic Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   The national economy slowed dramatically during the first quarter of 2007,
0.6 percent growth in gross domestic product (GDP), before rebounding during the second quarter to 4.0 percent growth in GDP. This rapid turnaround supported continued gains in employment both nationally and within the Pennsylvania economy. Improvements in personal income, government finances, and jobs growth were recorded during the recently completed fiscal year. Overall, growth in the national economy averaged 2.5 percent during fiscal year 2006-07.

   From mid-2007 to mid-2008, growth in the national economy, as measured by GDP, is expected to average 2.4 percent, below recent performances. Continued weakness in the housing market will likely lead to slower growth in the economy. Significant increases in oil prices will negatively impact the economy and likely reduce consumer expenditures. More cautious consumer spending and weakened foreign trade will adversely impact the national and Pennsylvania economies in fiscal year 2008.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2007. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds, and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income, and sales and use taxes, constitute approximately 88.8 percent of the non-federal General Fund budgetary basis revenues. General Fund expenditures are reported in the following functional assignments, along with the related percentage of non-federal expenditures: direction and supportive services (3.52), protection of persons and property (11.89), health and human services (38.40), public education (37.66), recreation and cultural enrichment (1.14), economic development (3.02), transportation (1.42) and transfers to debt service funds (2.95) for all obligations except those incurred for highway or other special revenue fund purposes.

   Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during fiscal year 2006-07. Growth in real gross domestic product (GDP) finished at 2.5 percent for the fiscal year ended June 30, 2007, down from 3.4 percent for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures were all lower during fiscal year 2006-07 than in the prior fiscal year. Economic growth proved erratic as said growth was 0.4 percent in the first quarter of 2007 but rebounded to reach 4.0 percent in the second quarter of 2007. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, economic conditions positively impacted state revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

   During the fiscal year ended June 30, 2007, total General Fund revenues and other sources exceeded expenditures and other uses by $8.7 million and, at June 30, 2007, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $530.9 million in the General Fund. This compares to a budgetary basis fund balance of $522.2 million (restated) at June 30, 2006. The budgetary basis results for the fiscal year ended June 30, 2007 include revenue collections totaling $44,797.5 million, less appropriation authorizations totaling $44,696.3 million, less other net financing uses totaling $92.5 million. Included in the $44,696.3 million appropriation authorizations are $197.1 million of state supplemental appropriations and $94 million in Federal supplemental appropriations authorized during the fiscal year ended June 30, 2007.

   Debt Administration. The constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2007 was $51.3 billion. Outstanding capital project debt at August 31, 2007 amounted to $6.9 billion, for a remaining legal debt margin of $44.4 billion. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate-approved programs, such as economic revitalization, land and water development, water facilities restoration, and certain environmental initiatives; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2007 was $8.246 billion. Total debt service fund transfers paid from General Fund and Motor License Fund appropriations to make principal and interest payments to bondholders during the fiscal year ended June 30, 2007 amounted to $849 million and $41 million, respectively. The table that follows shows total outstanding long-term indebtedness for general obligation bonds at the end of the eight most recent fiscal years.

   During the fiscal year ending June 30, 2008, the Office of the Budget currently plans general obligation bond issuances, excluding refundings, amounting to $981 million, a decrease of $92 million as compared to actual bond issuances of $1,073 million, excluding refundings, during the fiscal year ended June 30, 2007. This plan reflects the need to make continued investments in the Commonwealth's capital infrastructure, local capital projects and mass transportation. Additionally, a significant portion of the projected issuances for the 2008 fiscal year is attributable to two major environmental programs which would target capital improvements to water supply and sewage treatment facilities associated with economic development, as well as, general environmental capital improvement projects. Debt principal retirements of $555.3 million are currently planned for the fiscal year ending June 30, 2008.

   The Commonwealth continues to evaluate refunding opportunities for its outstanding bonds to reduce interest costs. During the fiscal year ended June 30, 2007, the Commonwealth closed a refunding issue that refunded $239 million of outstanding bonds and will produce $14 million of interest savings over the remaining life of those bonds. As market conditions provide additional opportunities, the Commonwealth may pursue additional refundings.

   In addition to general obligation bonds, the Commonwealth may issue tax anticipation notes to meet operating cash needs during certain months of the fiscal year. Tax anticipation notes may be issued only for the General Fund and the Motor License Fund. They may not exceed 20 percent of the funds' estimated revenues for the year and must mature during the fiscal year in which they were issued. Cash shortages may occur during the fiscal year because tax receipts, unlike cash disbursements, are concentrated in the last four months of the fiscal year. The Commonwealth has not issued tax anticipation notes during the past ten fiscal years and has no plans to issue any during the 2008 fiscal year. There were no changes in credit ratings, and there were no debt limitations, restrictions or commitments during the fiscal year ended June 30, 2007 that may affect the Commonwealth's plans during the fiscal year ending June 30, 2008.

   Capital Asset Activity. General capital assets as of June 30, 2006 amounted to $22.8 billion at actual or estimated historical cost, net of accumulated depreciation of $11.7 billion.

   Throughout the fiscal year, Commonwealth agencies acquire or construct capital assets. In governmental fund statements, expenditures for capital assets are typically reported as capital outlay. Funding for a significant portion of capital asset acquisition is provided by proceeds of general obligation bonds issued; such proceeds are generally accounted for in the capital projects funds in the funds financial statements as another financing source. In the government-wide statements, bond proceeds are reported as additions to long-term bond liabilities and completed project expenditures and construction in progress at fiscal year end are reported as part of general capital assets. Construction in progress for Department of General Services (public works) and Department of Transportation (highway and bridge) projects at June 30, 2007 amounted to $0.4 and $1.8 billion, respectively. Authorized but unissued general obligation bonds at June 30, 2007 totaled $57.2 billion. General capital assets as of June 30, 2007 amounted to $23.8 billion at actual or estimated historical cost, net of accumulated depreciation of $12.6 billion.

   Legislation. During the fiscal year that began July 1, 2007, the legislature approved several new laws which are expected to change the Commonwealth's financial position in the future.

   Act 44, signed July 18, 2007 provides for a new system of funding public transportation and highway and bridge repair in Pennsylvania. On average, the new law will make $532 million available annually over the next 10 years to fund state and local road and bridge repairs and $414 million available to support the 73 public transit systems that provide more than 400 million rides a year to residents in all of Pennsylvania's 67 counties. The new transportation funding law replaces a patchwork transit funding system with the new Public Transportation Trust Fund, which will be funded by sales and other taxes, lottery proceeds and amounts from the Pennsylvania Turnpike Commission.

   Act 45, signed July 20, 2007 contains the enabling legislation for a number of important education initiatives funded in Act 8A, the General Appropriations Act of 2007 including: $75 million for the Pre-Kindergarten Counts program, $6 million for School Nutrition Incentives, $20 million additional Accountability Block Grant funds to promote Full-Day Kindergarten. The Act also includes the enabling legislation for the basic education subsidy which will provide $4.9 billion to local school districts. There is also an increase in the Education Improvement Tax Credit which will reduce tax revenues by $16 million during the fiscal year ending June 30, 2008.

   Act 55, signed July 25, 2007 amends the Tax Reform Code to make a number of changes including 1) the creation of a Film Tax Credit and the Resource Enhancement and Protection Tax Credit, 2) the treatment of credit losses (bad debts) for the purposes of calculating certain taxes and 3) various other revisions to the Tax Reform Code. The estimated tax revenue decrease for all changes included in Act 55 is approximately $50 million for the fiscal year ending June 30, 2008.

   Ratings. As of July 2008, all outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

   The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

                            Puerto Rico Risk Factors

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico," or the "Commonwealth") is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide. According to the United States Census Bureau, the population of Puerto Rico was approximately 3,808,610 in 2000 (3,927,776 as of July 1, 2006, according to a United States Census Bureau estimate), compared to 3,522,000 in 1990. However, the Puerto Rico Planning Board (the "Planning Board") estimates that as of July 2010, the population will be approximately 4,022,446.

   Relationship with the United States. Puerto Rico came under the sovereignty of the United States with the signing of the Treaty of Paris on December 10, 1898, at the conclusion of the Spanish-American War. Puerto Ricans became citizens of the United States in 1917, by virtue of the Jones Act, approved by the Congress of the United States. In 1950, the Congress of the United States enacted Public Law 600 in order to provide for an increased Puerto Rican self-government. This law set forth the political, economic and fiscal relationship between Puerto Rico and the United States. It also provided for the drafting and adoption of a local constitution on July 25, 1952. The Constitution of Puerto Rico was drafted by a Constituent Commission, approved in a special referendum by the people of Puerto Rico, amended and ratified by the United States Congress, and subsequently approved by the President of the United States. The official designation of the Government or body politic has henceforth been "Estado Libre Asociado," which literally translates to "Free Associated State," and has been called "Commonwealth" by the United States Government.

   The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives, 51 seats, and the Senate, 27 seats.

   While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system; social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are its local taxation system and exemption from Internal Revenue Code, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of assignation of some revenues reserved for the states.

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities.

   Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy. The following exogenous variables are affected by the United States economy: exports, direct investment, transfer payments, interest rates, inflation and tourist expenditures. During fiscal year 2007 (July 2006 through June 2007), approximately 77% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico's imports.

   Puerto Rico enjoyed almost two decades of economic expansion through fiscal year 2001. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the value of the United States dollar, increased in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing and low oil prices. In fiscal year 2007, however, Planning Board figures indicate that the economy of Puerto Rico registered a decline of 1.8% in real gross product.

   The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. The service sector, including finance, insurance, real estate, wholesale and retail trade and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

   Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 74%.

   The Commonwealth's gross product in fiscal year 2007 was approximately $58.7 billion. This represents an increase in gross product of 23.7% from fiscal year 2003. Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2007, aggregate personal income was $53.1 billion and personal income per capita was $13,491.

   According to the Department of Labor and Human Resources Household Employment Survey (the "Survey"), average employment increased from 1,188,000 in fiscal year 2003 to 1,263,000 in fiscal year 2007. The average unemployment rate decreased from 12.1% in fiscal year 2003 to 10.4% in fiscal year 2007.

   According to the Survey, during the first eight months in fiscal year 2008, total monthly seasonally adjusted employment averaged 1,214,800 compared to 1,262,900 in the same period of fiscal year 2007, a decrease of 3.8%. The unemployment rate increased to 11.2% during the first eight months of fiscal year 2008 from 10.3% during the same period of fiscal year 2007. Total employment for January 2008 was 1,226,000, a decrease of 61,000 compared to the same month in 2007.

   The Planning Board's real gross domestic product forecast for fiscal year 2008, made in March 2008, projects a decrease of 2.1%.

   Debt, Revenues and Expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation.

   Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. As of December 31, 2007, total public sector debt of the Commonwealth (in thousands) was equal to $45,932,973.

   General Fund total revenues for fiscal year 2007 were $8,890 million, representing an increase of $349 million, or 4.1%, from fiscal year 2006 revenues. Expenditures for fiscal year 2007 are currently projected at $9.221 billion, which is $267 million, or 2.9%, lower than the $9.488 billion initially budgeted. These projections take into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions.

   Ratings. As of July 2008, the Commonwealth of Puerto Rico has a BBB- credit rating from S&P and a Baa3 from Moody's on general obligation bond issues. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payments on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Puerto Rico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Puerto Rico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Puerto Rico IM-IT to pay interest on or principal of such bonds.

   The Puerto Rico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

                           South Carolina Risk Factors

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. Fortieth in geographic area among the fifty states, South Carolina ranks twenty-fifth in population with approximately 4.3 million citizens. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   Economic Condition and Outlook. South Carolina historically has been a diverse manufacturing state; however, the State's economic base has undergone a gradual transition to other sectors such as trade, health care, services, and durable goods manufacturing. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives.

   Overall, South Carolina's continues to post strong job growth with total employment up 33,100 jobs, a gain of 1.7% over the last twelve months. Although manufacturing still plays a big role in the State's economy, South Carolina's economic base has become more diversified including growth in leisure and hospitality, retail trade and service. Employment in the State's manufacturing sector has been declining and now represents only about 14%, a decrease from 16% over the past five years. Non-durable goods manufacturing, primarily related to the textile and apparel industry, has seen the greatest decline over the past five years. Offsetting these declines was growth in the manufacturing of other goods, such as the production of transportation equipment, fabricated metals, and chemicals. The strongest employment gains have been in the State's service sector which has risen from 34% of total employment to 37% during the past five years. This sector, fueled by tourism, educational, and healthcare industries has contributed to a more diversified overall employment base and improved income levels.

   Although the State's unemployment rate is higher than the national average, South Carolina has experienced growth in its labor force. As the State's economy has continued to generate jobs, the jobless rate has fallen from 6.8% for the calendar year 2005 to 6.5% for the calendar year 2006. However, because the size of the labor force has been growing at approximately the same pace as total employment, the unemployment rate has not decreased substantially. Beginning in calendar year 2006 and continuing into 2007, the rapid influx of new job seekers slowed, resulting in a decrease in the unemployment rate.

   South Carolina's per capita income for 2006 increased to $29,688, or 5.2% over 2005. Although the 2006 increase was below the national (6.2%) and southeastern states (6.6%) growth rates, it ranked as the highest per capita personal income growth rate for the State in the last five years.

   South Carolina's population at July 1, 2006, was 4.3 million. The State's rate of population growth is presently the fourteenth fastest in the nation.

   For the calendar year 2006, the South Carolina Department of Commerce reported $2.99 billion in new capital investment that is expected to create about 14,000 new jobs. The State's rural communities will benefit from this growth with nearly 30% of the newly created jobs being located in rural communities.

   Budgetary General Fund revenues for the first three months of the 2007-2008 fiscal year were $26.011 million, 1.7% higher than during the same period for fiscal year 2006-2007. South Carolina's three major revenue sources continue to experience modest gains, indicating that the State economy, while not showing the same vibrant growth as seen in the past three fiscal years, has not slipped into recession. Individual income taxes are up 3.7%, as withholdings increased 3.1% and estimated tax payments increased 11.1%. Corporate income taxes have decreased by 23.5%. Sales taxes have increased 2.8% despite higher gasoline prices experienced during this period.

   Budgetary General Fund Highlights. The State's Board of Economic Advisors
(BEA) is responsible for forecasting revenues for the budget. State law requires that the BEA meet at least quarterly to review revenue collections and to adjust its forecasts if necessary. If the BEA reduces revenue projections significantly once the budget year begins, the State's Budget and Control Board is responsible for mandating spending cuts to keep the budget in balance.

   Original estimated revenues for the 2006-2007 accounting year were $6.089 billion. The BEA revised its original revenue estimate three separate times during the course of the year by a total of $586.285 million. The upward revisions resulted from their review of tax revenue collections and economic conditions as the year progressed. Actual revenues at June 30, 2007, were $16.654 million less than the BEA's final revised estimate, and $569.631 million (9.4%) over the original revenue estimate. Actual revenues exceeded prior year revenue collections by $432.476 million (6.9%). Individual income and sales taxes, the fund's primary revenue sources, were greater than expected because of favorable economic conditions that lead to increased job growth and consumer spending.

   For Fiscal Year 2007-2008, estimated revenues in the 2007-2008 Appropriations Act were $6.622 billion, or $36 million less than 2006-2007 revenue collections. This estimate may be subsequently revised.

   At June 30, 2007, the General Reserve Fund, sometimes called the rainy day account, was fully funded at $167.732 million. The State's Constitution requires restoration of the reserve to full funding within three years after a withdrawal. State law defines full funding for the reserve as 3% of the Budgetary General Fund's revenues for the latest completed accounting year. The 2006-2007 Appropriation Act passed by the General Assembly appropriated $14.244 million to fully restore the rainy day account.

   Assets. At the end of the 2006-2007 accounting year, the State had $16.932 billion invested in capital assets. This represented a net increase (including additions and deductions) of $709.97 million, or 4.4%, over the previous accounting year.

   The State's investment in land and improvements increased significantly, primarily because of the public colleges and universities expanding their campus facilities. The University of South Carolina improved land sites for several major building projects in progress that are expected to be completed in 2008 and Tri-County Technical College established a new campus requiring site, parking lot and infrastructure development.

   As in previous years, machinery and equipment assets increased significantly due, in large part, to acquisitions by public universities. Clemson University, The Medical University of South Carolina and the University of South Carolina all made significant investments in computing, testing, medical, scientific, and laboratory equipment and equipping newly-established facilities.

   Intangible assets decreased from last fiscal year primarily because of state-wide depreciation expense exceeded investment in additional intangible assets.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Debt Administration. At the end of the accounting year, the State had $8.539 billion in bonds and notes outstanding--an increase of $312.44 million, or 3.9%, over last year.

   New debt from governmental activities resulted mainly from the issuance of revenue bonds by the South Carolina Transportation Infrastructure Bank. The Bank issued $388.37 million in revenue bonds, including refunding bonds to advance fund $98.855 million in bonds. Also, the Department of Natural Resources issued $20.295 million in Heritage Trust Revenue Bonds. New debt from business-type activities resulted mainly from the issuance of revenue bond enterprise funds. The Housing Authority issued $83.54 million in bonds for housing programs, the Education Assistance Authority issued $172.700 million in bonds to provide financing for student loans, and the Medical University of South Carolina issued $38.0 million in facilities revenue bonds.

   The State limits the amount of annual payments for principal and interest on general obligation bonds and notes rather than directly limiting the amount of those bonds and notes that the State may have outstanding. At June 30, 2007, the State legally could issue additional bonds as long as the new debt would not increase the State's annual principal and interest payments by more than the following amounts: $50.249 million for institution bonds, $24.362 million for highway bonds, $145.086 million for general obligation bonds, excluding institution and highway bonds, $9.591 million for economic development bonds, and $16.993 million for research university infrastructure bonds.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of South Carolina are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local South Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of South Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the South Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the South Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the South Carolina IM-IT to pay interest on or principal of such bonds.

   The South Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             Tennessee Risk Factors

   General. Tennessee's state legislation requires the Governor to present his proposed budget to the General Assembly at the beginning of each annual session. Annual budgets are adopted for the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board), and debt service fund. The General Assembly enacts the budget through passage of specific departmental appropriations, the sum of which may not exceed estimated revenues. Before signing the Appropriations Act, the Governor may veto or reduce any specific appropriation, subject to legislative override. Once passed and signed, the budget becomes the State's financial plan for the coming year.

   Budgetary control is maintained at the department level. Budget revisions during the year, reflecting program changes or interdepartmental transfers of an administrative nature, may be affected with certain executive and legislative branch approval. Only the legislature, however, may transfer appropriations between departments.

   Local Economy. By most broad measures of economic activity, 2006 was a good year for Tennessee. Nonfarm job growth should total nearly 1.3 percent for the year, personal income should be up 6 percent and the unemployment rate should average 5.2 percent. The weakness in manufacturing was sustained, however, with a setback of 1.2 percent projected for 2006. The uneven pattern of growth across metropolitan and non-metropolitan areas of the State also continued; rural Tennessee in particular has been hit hard by the loss of manufacturing jobs while metropolitan communities have benefited from strong growth in the service sector.

   The short-term outlook for the State calls for slightly slower growth in 2007 than in 2006 with growth then showing some acceleration in 2008. The primary factor weighing down on the economy in the near term include higher interest rates, a slowdown in residential construction, high energy prices and further setbacks in manufacturing. Strong job growth in services should continue to provide an important foundation for economic expansion in metropolitan Tennessee.

   The Southeastern states have been known historically for their concentration in manufacturing, though there has always been considerable variation in the dominance of industry across states within the region. On average, manufacturing jobs accounted for 11.9 percent of nonfarm jobs in the Southeast in the third quarter of 2006, ahead of the 10.5 percent average for the nation. Tennessee's manufacturing share of 14.5 percent places it fourth in the region in terms of industrial importance.

   While Tennessee has enjoyed healthy job growth in the last year, the pace of employment expansion has fallen below that of many other states in the region. On a year-over-year basis, the Tennessee state economy saw jobs expand at a 1.2 percent pace in the third quarter of 2006, as did Arkansas and Mississippi. Eight states in the region performed better than Tennessee's 1.2 percent posting, Florida's 3.1 percent job growth bring especially impressive.

   Tennessee's 4.5 percent unemployment rate matched the rate for the national economy in October 2006 and placed it fifth-lowest in the region. Virginia enjoyed the lowest rate of unemployment, while South Carolina was the highest among the Southeastern states. Tennessee is enjoying the lowest unemployment rate experienced in a number of years since rates in the past three years have averaged 5.5 percent.

   Among the twelve southeastern states in individual well being, as measured by per capita personal income, Tennessee ranks fourth at per capita income of $32,446. The highest levels of per capita income are found in Virginia and Florida with Mississippi ranking at the bottom in the region. Per capita personal income has increased each of the past three years on average - $28,416 in 2003, $29,566 in 2004, and $30,908 in 2005. The national figure sets at $36,105.

   In 2005, the number of farms in Tennessee continued a decades-long decline from 274,000 in 1935, to 92,000 in 1995, to 84,000 in 2005. Despite this decline in numbers, Tennessee ranks fourth among all states in the number of farms. Tennessee is twenty-fifth in total lands in farms (11.6 million acres) and forty-fourth in average size of farms (138 acres). Agriculture in Tennessee is very diverse. The State's top agricultural commodities include farm animals (including cattle, hogs, and poultry) greenhouse/nursery, and various kinds of crops (including soybeans, cotton, corn, tobacco).

   Long-term Financial Planning. In 1996, legislation was enacted that determined the allocation goal for a reserve for revenue fluctuations to be five percent of the estimated State tax revenues to be allocated to the general fund and education trust fund. The revenue fluctuation reserve allows services to be maintained when revenue growth is slower than estimated in the budget. Amounts in the revenue fluctuation reserve may be utilized to meet State tax revenue shortfalls. Subject to specific provisions of the general appropriations bill, an amount not to exceed the greater of $100 million or one-half (1/2) of the amount available in the reserve may be used to meet expenditure requirements in excess of budgeted appropriation levels.

   The expansion of this fund is a priority. The reserve increased $49.3 million in 2005-2006 and $218.2 million in 2006-2007 budget years. The increase in this reserve in 2006-2007 not only met expectations but exceeded the minimum legal requirement.

   In 2002, Tennessee initiated an Enterprise Resource Planning (ERP) automation assessment study to research the feasibility of implementing an ERP system to meet the State's financial management, procurement, human resources, payroll administration and other administrative business needs. In 2005, the software and a prime contractor were procured. The system, Edison, is expected to significantly improve the State's business processes, and thereby its effectiveness and efficiency. The system will enable the use of best management practices for financial, human resource, purchasing and other administrative operations. During this fiscal year, the project moved closer to implementation of the various modules. The human resources and payroll modules are scheduled to begin implementation on July 1, 2008 with the financial and procurement modules following on October 1, December 1, 2008 and March 2009.

   Tennessee pursues an aggressive cash management and investment program. One aspect of this program that is believed unique to Tennessee is the State's direct access into the Federal Reserve wire system. Through the State Trust of Tennessee, wire services in the federal system are accessed by the State's investment office. This provides the State flexibility in investing and concentrating cash balances, pension fund assets, and in redeeming warrants and checks issued against the Treasury. During fiscal year 2007, uncommitted State funds were invested in short-term collateralized deposits as follows (averaged): certificates of deposit (31%), commercial paper (30%), U.S. Treasuries (33%), and money market accounts (6%). The composite weighted average yield on these investments was 5.3%, up from 4.11% last year.

   Relevant Financial Policies. The budget projects moderate growth in state revenues next year. This, along with surplus funds carried forward from last year, is adequate to fund a balanced plan for next year, in which recurring program requirements are funded by recurring revenue growth and one-time needs are addressed by the surplus and nonrecurring funds.

   As required by budget law and careful budget management practices, the State will maintain the revenue fluctuation reserve at five percent of the general and education fund reserves.

   Also, based on an established budget principle of maintaining education as a number one priority, approximately 90 percent of a new multi-million dollar revenue stream generated from an increase in the State's cigarette tax will go to education.

   Major Initiatives. Tennessee continues to focus on making education the State's fundamental priority, and on continuing to improve job creation and economic development, public safety, and making State government focused and more responsive to its citizens.

   The voluntary pre-kindergarten program continued to expand during 2006-2007 with funding from the General Fund. The pre-kindergarten program is designed to give preference to children who qualify as at-risk, however, the goal is to extend the program beyond at-risk and make it available to every four year-old child in the State.

   The Basic Education Program (BEP) which provides funding to local education agencies includes full funding for significant improvements this year. The BEP funding increased by $290.1 million over last year to provide for the instructional component of the BEP, to improve the teacher's base salary average, and to provide for at-risk students.

   Funding for higher education includes increases to operating improvements to limit tuition increases to the range of 5 to 6 percent in 2007-2008. Increases were also included for agricultural research and extension and public service programs.

   The capital outlay budget totals $505 million including $109 million for higher education, $100 million to establish a K-12 school construction bond pool, and $89 million for land conservation, state parks and historic sites. Also, capital outlay includes additional funding for the prison expansion in Bledsoe County and grants to local governments in the State.

   Additional funding is proposed for the Cover Tennessee healthcare programs. This is the second-year adjustment for this new program, which is available to uninsured children through age 18, with a household income below 250 percent of the poverty level. Maternity coverage also is available for pregnant women.

   Financial Information. Net assets may serve over time as a useful indicator of a government's financial position. In the case of the State of Tennessee, combined assets exceeded liabilities by $26.47 billion as of June 30, 2007. By far the largest portion of the State's net assets (79%) reflects its investment in capital assets (e.g., land, infrastructure, structures and improvements, machinery and equipment), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to its citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   An additional portion of the State's net assets (8.56 percent) is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets ($3.18 billion) and may be used to meet the State's ongoing obligations to citizens and creditors not funded by resources that are restricted.

   At June 30, 2007, the State was able to report positive balances in all three categories of net assets, for the government as a whole, and for its separate governmental and business-type activities. The State's net assets increased by $1.7 billion during the year ended June 30, 2007. Most of this increase was attributable to the State's decision to adopt the modified approach to infrastructure. Because of this decision, the State capitalized $736.7 million in infrastructure expenditures and did not record depreciation expense. Also, Tennessee does not fund highway construction by issuing debt, but it is funded primarily with fuel taxes and federal grants in the Highway Fund. Most of the remaining increase of $963.3 million resulted from operations in the General Fund, Education Trust, Sewer Treatment Loan, and other non-major enterprise funds. Tax collections increased for the year and expenditures also increased. The Revenue Fluctuation Reserve has been increased to $542.9 million or 3.77% of General Fund expenditures.

   General fund revenue collections decreased for the year by $651.2 million. Sales tax collections increased by $126 million. In addition, excise tax collections were up $246 million due to continued economic improvements. Federal revenue collections increased by $123 million primarily due to increased expenditures in the TennCare program.

   General fund expenditures increased approximately $547.2 million. TennCare expenditures increased by $97 million and the State implemented a new healthcare program, Cover Tennessee, which accounts for $78.8 million of additional expenditures not included in the prior year. Mental Retardation expenditures increased by $63.8 million. Costs incurred for the care of children in State custody increased an additional $60.3 million. These increases reflect the rising cost of community residential placements and associated medical costs as well as increased demand for services in the health and social services function.

   Assets in the General fund increased by approximately 21.27%. The fund balance of the General fund increased significantly with an increase of 32.62%.

   The Education Trust Fund revenue increased $231.6 million for the year. The sales tax appropriated to the fund increased by $169.0 million. In addition, the net lottery proceeds and unclaimed prize money transferred from the Tennessee Education Lottery Corporation (TELC) increased by $5.1 million and the interest earned on these funds increased by $8.1 million. These proceeds fund scholarships for eligible Tennessee citizens to attend post-secondary educational institutions located in Tennessee and other educational programs. Of the $488.5 million Educational Trust Fund balance, $453.3 million is restricted for the distribution of scholarships.

   Education Trust Fund expenditures increased approximately $422.3 million or 8.0%. Most of the increase was to maintain full funding of the Basic Education Program (BEP) formula, fully fund the BEP growth factor, provide for teacher salary increases and group health insurance increases for local education agencies, and provide additional funding for at-risk student programs and English Language Learner students ($200.3 million). Expenditures also increased in the school nutrition and special education programs (23.9 million). This increase was mostly due to additional children being served by the school nutrition programs, an increase in the federal reimbursement rate for the meals served and, an expansion of the special education programs at the local level. Also, expenditures increased for the lottery-funded programs by $53.8 million. This occurred mostly because of the increase in eligible students receiving scholarships. In addition, appropriations to the college and university systems increased approximately $91.2 million to provide additional funding for operational support, to restore prior year budgetary cuts, to provide for employee salary increases and to provide for group health insurance, 401(k) match, and retirement system rate increases.

   The total plan net assets of the pension trust funds were $32.3 billion, up over $3.5 billion from the prior year. As a result of the improved performance of the financial markets, the pension trust funds incurred a net investment gain of $3.8 billion.

   Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism for capital purposes and the Commercial Paper is typically redeemed with long-term bonds. The State issued $110 million in tax-exempt general obligation bonds during the fiscal year to redeem commercial paper, which is used to finance capital projects on a short-term basis. Nearly two-thirds of the outstanding debt has been issued either for capital projects of two of the State's major Component Units - University of Tennessee and Tennessee Board of Regents - or provided to local governments as capital grants; assets acquired with this debt belong to those entities.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Tennessee are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Tennessee issuers may be unrelated to the creditworthiness of obligations issued by the State of Tennessee, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Tennessee IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Tennessee IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Tennessee IM-IT to pay interest on or principal of such bonds.

   The Tennessee IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               Texas Risk Factors

   General Economic Information. In calendar 2007, the Texas economy created jobs at nearly twice the national rate. Nonfarm employment in the State advanced by 2 percent or 204,400 jobs, reaching a total of 10.3 million Texas jobs in November 2007. The national rate of job growth was 1.3 percent for the year. As the number of workers increased for the fourth consecutive year, joblessness dropped to its lowest rates since 2000, with a Texas unemployment rate of 4.3 percent in November. Early in 2007, Texas' jobless rate edged below the nation's for the first time in several years. By November, with the nation's unemployment rate at 4.6 percent, Texas' compara-tive advantage had widened to 0.3 percent.

   As evidence of the State's relative economic health, Texas not only added more jobs than any other state in 2007, but added more jobs than second-place Florida and third-place California combined. In terms of percent change, Texas ranked fifth for its rate of job growth from November 2006 to November 2007 and was exceeded only by Utah, Wyoming, Montana and Louisiana.

   There were more migrants to Texas in 2006 than to any other state, with the Census Bureau estimating that 218,745 more people moved to Texas during the year than moved away. A relatively healthy state economy was one reason, but the impact of Hurricane Katrina in Louisiana was another factor contributing to the flow of migrants. According to Census Bureau estimates, Texas accounted for more than 15 percent of the nation's total population growth between 2000-07, again more than doubling the increase of California and Florida combined.

   Despite the positive nature of these statistics, overall state economic growth registered no more than average in 2007. The underlying story is that the national economy slowed significantly in 2007 while the Texas economy slowed much less. The State's gross domestic product rose 6.4 percent in 2007, for an inflation-adjusted increase of 3.3 percent. This matched the average annual growth rate over the past decade in Texas. Among industries, the fastest growth was in the oil and gas industry and the smallest increase was in government and "other services." Unlike in much of the nation, construction and real estate activity still contributed to Texas' growth in 2007, although at a slower pace. Gross state product in Texas reached $1.1 trillion dollars in 2007.

   What really changed in 2007 was the nature of the State's economic growth. While much of the job growth in 2006 had been spurred by the healthy construction and energy sectors, mortgage lending and single-family housing starts followed national trends and withered considerably in 2007, causing a shift in construction toward multi-family projects and roads. Oil prices in 2007 stabilized somewhat after a three-year run-up but still fueled job opportunities in the State's energy-driven businesses. Although higher fuel prices have negative effects on consumers, they still have a modestly positive effect on the State's overall economy, because the oil and natural gas industry provides Texas with a large number of relatively high paying jobs from drilling and marketing operations around the world.

   In 2006, goods-producing industries in Texas grew at a faster rate than the service-providing industries, but in 2007, the more typical pattern returned and service-providing industries grew at a faster pace. Natural resources and mining, which was up 8 percent, was still the State's fastest growing industry during the year, while construction, up 2.4 percent, slowed down compared to last year. Manufacturing, down 1.2 percent, lost jobs after three years of job increases. With increased oil and gas rig production, the State's manufacturing industry was spurred in 2007 by hiring in machinery and fabricated metal manufacturing, but losses in computers and electronics fabrication overshadowed these gains.

   With outsourcing and productivity gains, losses in manufacturing employment would have been even greater had it not been for another year of strong export growth. The U.S. dollar continued to weaken during the year, making exports a bargain overseas. Texas has been the nation's largest exporting state since 2002 and during the first 10 months of 2007, the State's exports to other countries totaled $138.9 billion, up 11.6 percent from the first 10 months of 2006. Texas exports have increased 77 percent over the last five years and now account for 15 percent of the State's gross product. Texas currently accounts for more than one-seventh of total U.S. exports, based on export data from the World Institute of Social and Economic Research (WISER).

   Current Economic Information. After posting extraordinary gains in 2005-06, consumer confidence in the West South Central States began edging back in the latter half of 2007, but it remained at a healthy level, 22 points above its 1985 baseline in December 2007. Since it is a major factor driving housing and other major purchases, consumer confidence is a key indicator to economic health.

   High energy prices, although a draw on much of the economy, still have a small positive effect on the State's total gross state product as long as they remain sufficiently high to stimulate domestic and international drilling. The number of operating oil and gas rigs has increased 189 percent since dropping to 306 rigs in 2002, including a 13 percent gain over the past year. With an average of 884 drilling rigs in operation at the end of the year, 2007 was the State's most active year for oil and gas exploration since 1984.

   The single-family housing market, following national trends, is the weak link in the economy today. Although the problem is far less pronounced in Texas, single-family housing permits fell by 27.9 percent in Texas during the first 11 months of 2007, compared to the same period of 2006. Steep declines in the housing arena have the potential to upset the national economy, which would certainly be felt in Texas. With several years of consumer spending fueled by mortgage equity withdrawals and home equity loans, consumer spending has outstripped income growth. There will be a substantial pull on wholesale and retail sales activity when this pattern stops.

   On the bright side of the Texas housing market, multi-family housing permits for projects with five or more units increased 14.4 percent during the first 11 months of 2007. Texas home prices rose 5.2 percent over the past year, keeping up a trend of increases since 2001. Even with steep declines in prices in much of the nation, Texas continues to have some of the most undervalued residential real estate in the country, relative to household income, as calculated by Global Insight, Inc. The average price of a Texas house stood at $189,800 in the fall of 2007, according to a moving average of monthly data from the Texas A&M Real Estate Center. Although prices have remained firm, sales of existing homes in Texas during the first 11 months of 2007 fell by 5.3 percent.

   Sales tax collections in Texas, an indicator of taxable retail sales activity, grew by a robust 9.4 percent in calendar 2007, following a particularly strong 12.1 percent increase in 2006 and growth every year since 2002. Vehicle sales tax receipts rose by 6.7 percent in 2007.

   Texas is set to reach its sixteenth year of increases in new business incorporations, based on data for the first 10 months of 2007. In 2007, the State had a monthly average of 9,468 new incorporations, compared to the previous year's average of 9,227. Newly incorporated businesses are not always economically viable, but the growing number reflects an entrepreneurial willingness to invest in new ventures.

   At the close of calendar 2007, four of the State's 10 leading economic indicators pointed toward an improved state economy in the upcoming months. Positive signs include an increase in new business incorporations, continued brisk growth in retail sales, increasing stock values in Texas corporations and higher oil prices. In contrast, consumer confidence has begun to falter, albeit from a high level, housing permits are off substantially and the average manufacturing workweek is getting shorter. Also, the U.S. leading economic index is tending downward. The Texas leading index reflects various possible outcomes for 2008, but somewhat subdued economic growth is expected to continue.

   Texas' gross domestic product growth has outperformed U.S. growth in all but one year since 1991. The Comptroller's econometric forecast model predicts that the Texas increase will again exceed forecasted U.S. growth in both 2008-09, advancing by 3 percent in 2008 and another 3 percent in 2009. This will exceed the nation's growth rate by about one percentage point in 2008 and an estimated tenth of a percentage point in 2009. Employment growth in Texas will be 2 percent in 2008 and 1.9 percent in 2009, compared to a national annual average of 0.9 percent. The State's population growth in 2008 will stay near 1.5 percent, with net migration contributing an estimated 38 percent of total growth. For 2008, the State's population will average 24.3 million.

   The price of oil remains unpredictable. Texas benefited from the impact of high energy prices on the State's oil and gas production, manufacturing and services sectors over the past three years. However, if oil and natural gas prices continue to climb, the national economy could easily slide into recession. Although Texas would be somewhat insulated from a recession's negative effects because of its relatively heavy concentration in the oil and gas industry, a national recession would nonetheless be felt in Texas. The State and national unemployment rates are likely to trend upward, with Texas averaging about 4.8 percent unemployment for 2008-09.

   While growth in the global economy and a declining dollar have boosted U.S. export growth, there are signs the European economy is losing momentum. Although economic growth in Asia looks solid, any slowdown in U.S. exports will be felt in Texas, largely because Texas is the nation's largest exporting state. The continued low value of the U.S. dollar will price Texas-made products and service more competitively overseas, allowing exports to add fuel to economic growth.

   Personal income growth in Texas is expected to remain healthy, although it will slow somewhat. Job growth helped personal income, expressed in nominal terms, to increase by 8.2 percent annually over the past two years, but slower job growth and reduced corporate profits should temper this to a 5.7 percent annual rate for 2008-09.

   The Texas economy should outpace the U.S. economy for the same reasons that it is outperforming the national economy today. These include continued net migration into the State, a Sunbelt location at the middle of the nation's most vibrant economic regions - the South and the West, an experienced workforce, a comparatively healthy housing market, a strategic geographic position for Latin American trade, an oil and gas industry serving as a buffer for high fuel prices and a relatively low cost of doing business.

   Fiscal Matters. The State operates on a fiscal year basis, which begins on September 1 and ends on August 31. The State's appropriation period is a biennium covering two fiscal years. During the 1987 session, the Legislature imposed uniform accounting and financial reporting procedures on all State agencies and provided that accounting for State agencies be in accordance with generally accepted accounting principles.

   Total assets of the State on August 31, 2007, were $197.2 billion, an increase of $15.6 billion. Total liabilities as of August 31, 2007, were $55.9 billion, an increase of $2.3 billion or 4.2 percent. Net assets were affected by a number of factors. Cash and cash equivalents grew $1.2 billion from fiscal year 2006, and investments increased $6.9 billion. Net capital assets increased $4.9 billion, from additions to the State's highway system and college and university construction projects. The change in total liabilities is primarily in non-current liabilities with a net change in note and bond debt of $2.4 billion. The Net Asset balance was $141.2 billion in fiscal year 2007, an increase of $13.3 billion, or 10.4 percent. Of the State's net assets, $63.8 billion were invested in capital assets, net of related debt, while $55.2 billion were restricted by statute or other legal requirements, and were not available to finance day-to-day operations of the State. Unrestricted net assets were $22.3 billion. The State's bonded indebtedness was $24.2 billion, which included new issuances of $6.4 billion in state bonds to finance new construction, housing, water conservation, and other projects. Approximately $3.2 billion in bonded debt was retired or refunded.

   The State earned program revenues of $63.3 billion and general revenues of $40.7 billion, for total revenues of $104 billion, an increase of $8.3 billion, or 8.7 percent. The major components of this increase are taxes, which were up by $3.1 billion, operating grants and contributions, up by $2.8 billion and charges for services, which increased $2.3 billion. Sales and use tax increased almost $1.8 billion and cigarette and tobacco taxes increased $778.7 million over the prior year.

   The expenses of the State were $90.5 billion, an increase of $6.9 billion, or
8.3 percent. The expense fluctuations in governmental activities are largely attributable to the health and human service function and education function, due to increased spending for urban and rural hospitals, teacher pay raises and high schools. In the business-type activities, college and universities expenses were the largest increase. Other proprietary entities showed relatively stable activities between the prior and current years.

   Debt. The State of Texas issues both General Obligation Bonds and Revenue Bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal 2007, Texas state agencies and universities issued $6.2 billion in state bonds to finance new construction, housing, water conservation and treatment and other projects. General obligation debt accounted for $2.8 billion of state bonds issued in fiscal 2007. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the State. The remaining $3.6 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $362.7 million in general obligation bonds and $838.6 million in revenue bonds. Also, $158.1 million in general obligation bonds and $1.8 billion in revenue bonds were refunded. The total outstanding general obligation debt of the State after new issuances, retirements and refundings as of Aug. 31, 2007, was $9.5 billion. This represents an increase of $2.3 billion or 32.1 percent from fiscal 2006. An additional $3.8 billion of general obligation bonds have been authorized but have not been issued. Total revenue bonds outstanding were $14.7 billion, which is an increase of $918.4 million or 6.7 percent from fiscal 2006. $2.2 billion of the net increase for general obligation bonds and $931.7 of the net increase for revenue bonds are to finance highway projects in the State

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in fully collateralized time deposits, obligations of the United States, obligations of various federal credit organizations, direct security repurchase agreements, reverse repurchase agreements, bankers' acceptances, commercial paper, and contracts written by the Comptroller which are commonly known as covered call options.

   Texas' real gross state product growth slowed in 2007, advancing by an estimated 3.3 percent when adjusted for inflation. Nominal personal income increased by an estimated 7.9 percent. The State's total personal income still exceeded the growth in population and inflation, resulting in a real per capita personal income increase of 3.6 percent during the year.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of Texas are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Texas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Texas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Texas IM-IT to pay interest on or principal of such bonds.

   The Texas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              Virginia Risk Factors

   Economic Outlook. In fiscal year 2007, the Commonwealth of Virginia's (the "Commonwealth") economy continued to expand, but at a slower pace than in recent years.

   Employment. In fiscal year 2007, Virginia's nonfarm payroll increased by 48,000 or 1.3 percent. The increase was far below the preceding two years, but matched the gain in 2004. The Commonwealth's growth rate in 2007 was below the national growth rate of 1.6 percent. In earlier years, Virginia consistently outperformed the nation. One must go back to fiscal year 1996 to find a pervious case when the national growth rate was higher.

   Personal Income. Developments in personal income have a strong bearing on Common wealth government revenues since collections from the individual income tax and the retail sales tax are closely tied to income. In fiscal year 2007, Virginia personal income in current dollars grew 5.2 percent. This was below the national rate of 6.4 percent and below the Commonwealth's rate in the three preceding years.

   Government-wide Highlights. The Primary Government's assets exceeded its liabilities at June 30, 2007 by $17.8 billion. Net assets of governmental activities increased by $380.7 million and net assets of business-type activities increased by $274.6 million. Component units reported an increase in net assets of $3.3 billion from June 30, 2006.

   Fund Highlights. At the end of the fiscal year, the Commonwealth's governmental funds reported a combined ending fund balance of $5.56 billion, an increase of $209.0 million in comparison with the prior year. Of this total fund balance, $3.76 billion represents unreserved fund balance and the remaining $1.8 billion represents amounts reserved for specific purposes, such as the Revenue Stabilization Fund and education. The enterprise funds reported net assets at June 30, 2007, of $1.1 billion, an increase of $273.2 million during the year.

   Debt. The Commonwealth is one of only seven states in the nation with "triple A" bond rating for general obligation debt from the three rating agencies:
Moody's, S&P, and Fitch. These ratings reflect the Commonwealth's long-standing record of sound fiscal management, its diversified economic base, and low debt ratios.

   The total debt of the Commonwealth, as of June 30, 2007, was $24.3 billion, with primary government being $7.8 billion and component units being $16.5 billion. Of the total, $7.3 billion (29.9 percent) was tax-supported debt. Debt is considered tax supported if Commonwealth tax revenues are used or pledged for debt service payments. This includes all debt issued pursuant to Article X, Sections 9(a), 9(b) and 9(c) of the Constitution of Virginia, as well as selected Section 9(d) debt issues and other long-term obligations.

   Outstanding general obligation debt backed by the full faith and credit of the Commonwealth totaled $1.3 billion as of June 30, 2007. Included is Section 9(b) debt totaling $797.3 million for Public Facilities and $24.3 million for Transportation Facilities. In 2002, voters in the Commonwealth approved two general obligation bond referenda authorizing $1.0 billion in new capital projects for educational and park and recreational facilities of the Commonwealth. Of the amount authorized, $573.9 million has been issued as of June 30, 2007. Principal and interest payments on Public Facilities Section 9(b) debt were less than one percent of total General Fund expenditures in fiscal year 2007.

   The balance of general obligation debt of $490.6 million consisted of Section 9(c) bonds. Revenue-producing capital projects, primarily auxiliary enterprises of colleges and universities and transportation toll facilities, service these bond payments. Holders of Section 9(c) bonds have a legal claim to general tax revenues of the Commonwealth should revenues prove to be insufficient to meet principal and interest payments. Such claims on general tax revenue have not been made.

   The remaining $6.0 billion in tax-supported debt is made up of selected
Section 9(d) bonded debt and other long-terms obligations. Included in this amount is $3.9 billion in transportation, Virginia Public Building Authority, Innovative Technology Authority, Virginia Biotechnology Research Park Authority, and certain Virginia College Building Authority and Virginia Port Authority bonds. Other tax-supported long-term obligations include capital leases, certain appropriation supported bonds, installment purchases, notes payable, pension liability, Virginia Public Broadcasting Board Notes, and compensated absences.

   The remaining debt of the Commonwealth, which totals $17.0 billion, is not supported by tax revenues. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. At June 30, 2007, $1.1 billion, or 6.6 percent, of debt not supported by taxes was considered moral obligation debt.

   Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence.

   The Commonwealth also provides employee health, errors and omissions liability and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are reported in the Enterprise Funds.

   Ratings. All outstanding general obligation bonds of the Commonwealth of Virginia are rated as of July 2008 AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Virginia, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Virginia IM-IT to pay interest on or principal of such bonds.

   The Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           West Virginia Risk Factors

   Economic Conditions and Outlook. In 2007, Expansion Management magazine and the National Policy Research Council conducted a study which reviewed 19 million businesses across the country. West Virginia was ranked 8th in the nation for business recruitment and attraction.

   The State's average unemployment rate last year was 4.6 percent, the lowest unemployment average in the State's history. The number of West Virginians working last year averaged 778,269, the highest number during a year ever recorded. Meanwhile, the size of State government has decreased for the second consecutive year for the first time in more than 15 years.

   Long-term Financial Planning and Relevant Financial Policies. The State's employees have worked tirelessly for West Virginia. In addition, during the last three years, the State's leaders have addressed the State's debts directly by putting an additional $1.7 billion toward the State's retirement systems. With this contribution, the State's employees and its teachers can be confident that the money they have earned will be there when they need it.

   State leadership is investing in its citizens as well by committing more than $300 million since 2004 to install and upgrade water and sewage systems throughout West Virginia, with at least $77 million worth of additional projects set to begin in 2008. This is bringing clean drinking water and safe sewage systems to many West Virginia communities. These proactive initiatives are being done while continuing to reduce costs to citizens and businesses alike. West Virginia consumers have benefited from more than $80 million worth of reductions in their insurance costs, with many more insurance companies doing business in West Virginia today than in recent years.

   Major Initiatives. It is estimated that 80 percent of West Virginia households now have access to broadband internet, up from 58 percent in 2004. Working closely with the private sector, the State's goal is to reach 100 percent by 2010 which will allow its citizens and businesses to better compete in today's global economy.

   West Virginia continues to lead the way in underground coal mine safety. The State has instituted a "rapid response" accident reporting system, hired additional mine inspectors, and better equipped and trained mine rescue teams. It is now easier for regulators to close an entire mine if a pattern of serious violations exist. In addition, all underground coal operations in West Virginia are in full compliance with the State's new emergency air pack requirements a full six months earlier than originally scheduled. This amounts to more than 40,000 new self-contained, self-rescuers deployed in West Virginia mines during the past year.

   West Virginia also received its first underground emergency shelter in 2007 with a total of 308 shelters scheduled to be delivered over the next several months to mining companies throughout the State. The deployment of wireless communication and tracking devices in West Virginia's mines, which has been a major undertaking, is now well under way. Coal company plans for these devices have been received and approved and the deployment of these systems into State mines has begun and will continue throughout 2008, meaning that all of West Virginia's underground coal mines should have these systems in place at least one year earlier than required by the federal government.

   State leadership is taking bold steps to ensure a quality of life for its citizens, both present and future, that leads to retaining good jobs and attracting new business opportunities.

   Government-wide Financial Highlights. The assets of the primary government exceeded its liabilities at the close of the fiscal year by $7.97 billion. Governmental activities reported 48.6 billion in net assets (a $1 billion increase, up 14.1% from last year), while the business-type activities reported a deficit of $674 million, a $397 million decrease in the deficit.

   Fund Level Financial Highlights. At year-end, the governmental funds reported a combined ending fund balance of $3.48 billion, an increase of $730 million, or 26.5%, in comparison with the prior year. The unreserved fund balance for the general fund was $698 million, or 9%, of total general fund expenditures. General Revenue surpluses allowed $53 million to be transferred to the Revenue Shortfall Reserve Fund (Rainy Day Fund).

   Long-Term Debt. At year-end, the State had $7.6 billion in bonds, capital leases, notes payable, claims and judgments, compensated absences, pension obligations, and other long-term obligations outstanding.

   The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House of Delegates before it can be ratified or rejected by the voters. Once the amendment has voter approval, the Legislature must pass specific legislation authorizing the issuance of the general obligation debt. Revenue bonds are issued pursuant to specific statutory provisions enacted by the Legislature primarily for the purpose of financing capital construction. Neither the West Virginia Constitution nor its statutes establish a general limit on any type of debt, although certain agencies have debt limits in their specific Code sections.

   Ratings. As of July 2008, all outstanding general obligation bonds of the State of West Virginia are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the West Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the West Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the West Virginia IM-IT to pay interest on or principal of such bonds.

   The West Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.





                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Municipal Series 610, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago and State of Illinois on the 24th day of September, 2008.

                                    Van Kampen Unit Trusts, Municipal Series 610
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                              Executive Director


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 24, 2008, by the following persons who constitute the principal officers and a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Jerry Miller                     Director, Chief Executive Officer and President

Edward C. Wood, III              Director and Chief Operating Officer

Kenneth Castiglia                Chief Financial Officer and Treasurer


                                                             /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 744 (File No. 333-149060) dated March 18, 2008, and Van Kampen Unit Trusts, Series 781 (File No. 333-151597) dated June 11, 2008.